UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☒ Preliminary Proxy Statement            ☐ Confidential,for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
SVB FINANCIAL GROUP
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2023 Annual Meeting
of Stockholders

DATE April 27, 2023	TIME 3:00 PM Pacific Time	ACCESS Virtual[1]	RECORD DATE February 28, 2023

Dear Stockholders:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders of SVB Financial Group ("SVB" or the “Company”). Similar to last year, the meeting will be held virtually.
The items of business at this year’s meeting, as more fully described in the Proxy Statement, are as follows:

01	Elect the 12 directors named in the Proxy Statement;
02	Approve the Company's Second Amended and Restated Certificate of Incorporation to update the exculpation provision to align with Delaware law;
03	Vote on an advisory resolution to approve our executive compensation (“Say on Pay”);
04	Vote on an advisory resolution to approve the frequency of future Say on Pay votes ("Say on Frequency");
05	Approve the Company's Amended and Restated 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder;
06	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2023;
07	Vote on a stockholder proposal, if properly presented at the meeting; and
08	Transact such other business as may properly come before the meeting.

1    The meeting will be held solely by means of remote communications at www.virtualshareholdermeeting.com/SIVB2023. You will need your control number to participate, vote or ask questions during the virtual meeting. Your control number can be found on your proxy card, voting instruction form or other notices sent to you. Instructions for participation, voting and asking questions will be available on the meeting website on the meeting date. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares or ask questions during the meeting. Following the meeting, we may post appropriate questions received during the meeting and the Company’s answers on our website.

Your vote is very important. To assure your representation at the meeting, we encourage you to vote your shares as soon as possible. This Notice and the Proxy Statement provide instructions on how you can vote your shares online or by telephone, or if you have received a printed copy of the proxy materials and a proxy card, by mail. You may attend the meeting and vote remotely even if you have previously voted by proxy.
You are entitled to vote at this year’s meeting (or any postponement or adjournment thereof) if you are a stockholder of record at the close of business on February 28, 2023.
Thank you for your continued support of SVB Financial Group.
By Order of the Board of Directors,
/s/ Beverly Kay Matthews
Beverly Kay Matthews
Chair of the Board
Santa Clara, California
March [ ], 2023

2022 Performance and Proxy Statement Summary

This summary highlights our 2022 performance, as well as information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should review this entire Proxy Statement, as well as our Annual Report on Form 10-K for the year ended December 31, 2022.
2022 Financials
In 2022, we delivered a healthy year of financial performance despite market challenges. Selected highlights are set forth below:

Return on Equity	Earnings Per Share	Net Income
Millions

Period-End Assets	Avg. Client Funds	Average Loans
Billions; as of 12/31	Billions	Billions

■ Client Investment Funds ■ Deposits

SVB 2023 PROXY STATEMENT	1

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2022 Performance Highlights
We continued to execute on our strategy and vision in 2022. In particular:

We maintained healthy activity across our client base, despite the impact of challenging market conditions on our growth. We experienced strong loan growth across all categories, with near record Global Funds Banking loan term sheets outstanding at year-end.

We effectively leveraged our flexible liquidity strategy to sustain overall healthy client fund levels, despite balance sheet pressures from declining deposits, elevated client cash burn, and overall market environment challenges.
Due to the continuing success and growth of our UK banking business, we established SVB UK as a standalone, independently-capitalized subsidiary.

We continued to augment our capabilities at SVB Private and SVB Securities, appointing new leadership* at SVB Private to oversee our go-to-market strategy and our efforts to create a premier private banking and wealth management platform, and continuing to expand and deepen the expertise offered by SVB Securities through key hires.

We hired key leaders, including a new Chief Human Resources Officer to enable us to continue growing our business and developing our workforce with an emphasis on our values, and a new Chief Risk Officer to lead our efforts to build and scale our risk management capabilities through our next phase of growth.

We continued to reinforce and increase our ESG commitment, reporting and disclosures, including by expanding our Access to Innovation platform and announcing an equity audit of Access-related initiatives, donating approximately $20 million through our philanthropic programs, making sustainable finance and carbon-neutral operations commitments and releasing our first formal ESG Report.

We delivered record core fee income in 2022, reflecting 57% growth year over year.	We maintained solid credit quality, with relatively low net charge-offs and non-performing loans that were within our original guidance range.	We effectively implemented our client acquisition strategy, adding approximately 6,800 new commercial clients during 2022.

*Pending regulatory approval; in December 2022, we announced the appointment of: (i) Erin Platts, our current CEO of Silicon Valley Bank UK and Head of EMEA, to become the President of SVB Private, and (ii) David Sabow, our current Head of Technology and Healthcare Banking, to succeed Ms. Platts.

2	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Annual Meeting Details and Ways to Vote

DATE April 27, 2023	TIME 3:00 PM Pacific Time	ONLINE At proxyvote.com	BY PHONE At the number included on your proxy card

ACCESS Virtual Meeting	RECORD DATE February 28, 2023	BY MAIL By returning your proxy card	IN MEETING During the virtual meeting

Recommendations for Voting

Proposals		Board Voting Recommendation	Page

01	Election of 12 directors	FOR each nominee	12
02	Approval of Second Amended and Restated Certificate of Incorporation	FOR	37
03	Advisory vote on executive compensation	FOR	41
04	Advisory vote on frequency of future Say on Pay votes	ANNUAL	42
05	Approval of Amended and Restated 2006 Equity Incentive Plan	FOR	81
06	Ratification of KPMG LLP as auditors for 2023	FOR	93
07	Stockholder proposal	AGAINST	96

SVB 2023 PROXY STATEMENT	3

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Director Nominees (Proposal No. 1)

The Board of Directors recommends a vote "FOR" all nominees.

We are pleased to nominate the following 12 incumbent directors for election.

				Committee Membership*
Name	Age	Year Elected by Stockholders	Other Public Boards	Audit	Compensation & Human Capital	Finance	Governance & Corporate Responsibility	Risk	Technology

Greg Becker, CEO & President	55	2011	—
Beverly Kay Matthews, Board Chair	64	2020	1	X			X	X
Eric Benhamou	67	2005	2			X	C	X
Elizabeth “Busy” Burr	61	2022	2	X					X
Richard Daniels	68	2021	1	X	X			X	C
Alison Davis	61	2021	2	X	X				X
Joel Friedman	75	2005	—			C	X	X
Thomas King	62	—	3		X
Jeffrey Maggioncalda	54	2012	1		X				X
Mary Miller	67	2016	—	C		X		X
Kate Mitchell	64	2010	1			X		C	X
Garen Staglin	78	2012	—		C		X	X

*C denotes committee chair; all memberships are as of the date of this Proxy Statement.

92%	42%	8 yrs	65 yrs
Independent Directors	Women Directors	Average Tenure	Average Age

4	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Second Amended and Restated Certificate of Incorporation (Proposal No. 2)

The Board of Directors recommends a vote "FOR" the approval of our Second Amended and Restated Certificate of Incorporation to update the exculpation provision to align with Delaware law.

Delaware recently amended the Delaware General Corporation Law to allow Delaware corporations to exculpate senior officers for certain fiduciary duty breaches. Our Board is proposing to update the exculpation provision of our Amended and Restated Certificate of Incorporation to align with this change. The Board believes that providing exculpation to senior officers is important to attract and retain executive talent, and to avoid costly and protracted litigation that could distract our senior officers from important operational and strategic matters.
Executive Compensation (Proposal No. 3)

The Board of Directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

Compensation Practice Highlights
•Pay for performance with emphasis on long-term performance
•Competitive benchmarking against peers
•Incentive plans do not encourage excessive risk-taking
•Annual Say on Pay advisory vote
•Independent Board/Compensation Committee oversight
•Recoupment (or clawback) policy
•No hedging or pledging of Company securities
•No excessive executive perks, special executive retirement benefits, pension or SERP plans
Consistent with our Board’s recommendation, we submit an advisory vote to approve our executive compensation (otherwise known as “Say on Pay”) on an annual basis. Accordingly, we are seeking your approval, on an advisory basis, of the compensation of our Named Executive Officers, as further described in the “Compensation Discussion and Analysis” (“CD&A”) section of this Proxy Statement.
The executive compensation decisions made by the Board and Compensation & Human Capital Committee (the "Comp/HC Committee") for 2022 reflected a healthy year of financial performance and business growth despite market challenges. We maintained our core executive compensation program and continued to be guided by our core compensation strategy and objectives, including pay for performance, prudent risk management and talent retention.

SVB 2023 PROXY STATEMENT	5

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Named Executive Officers
For 2022, our named executive officers (“NEOs”) are Mr. Greg Becker, President and Chief Executive Officer; Mr. Dan Beck, Chief Financial Officer; Mr. Michael Descheneaux, President, Silicon Valley Bank; Mr. Philip Cox, Chief Operations Officer; and Mr. Michael Zuckert, General Counsel. Our NEOs for 2022 also include Ms. Laura Izurieta, former Chief Risk Officer, who departed the Company in October 2022 and ceased serving in her role as Chief Risk Officer on April 29, 2022.
For more information about executive compensation program and pay decisions for 2022, please refer to the CD&A section.
Annual "Say on Pay" Frequency (Proposal No. 4)

The Board of Directors recommends an ANNUAL frequency of future "Say on Pay" votes.

Consistent with 2017 (the last time our "Say on Frequency" vote was submitted for stockholder approval), our Board is once again recommending that a Say on Pay advisory vote occur on an annual basis. Our Board values the opinions of our stockholders and believes that an annual advisory vote will allow our stockholders to provide us with their direct input on our executive compensation program for our NEOs each year.
Amended and Restated 2006 Equity Incentive Plan (Proposal No. 5)

The Board of Directors recommends a vote "FOR" the approval of our Amended and Restated 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder.

Our Board has also proposed for stockholder approval the Company's 2006 Equity Incentive Plan, as amended and restated, to reserve an additional 1,500,000 shares of common stock for issuance thereunder. The plan was previously approved by stockholders in 2019, which included the plan's last increase in shares reserved for issuance.
We believe strongly that the increase in shares issuable under the amended plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Comp/HC Committee believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors and consultants. We also believe that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

6	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Independent Auditor Matters (Proposal No. 6)

The Board of Directors recommends a vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

As a matter of good corporate practice, we are seeking your ratification of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year. If our stockholders do not ratify the selection of KPMG LLP, the Audit Committee may reconsider its selection.
For 2022, the total fees for services provided by KPMG LLP were $12,520,523, of which approximately 95% represented audit and audit-related fees. For more information, see “Independent Auditor Matters.”
Stockholder Proposal (Proposal No. 7)

The Board of Directors Recommends a Vote “AGAINST” this stockholder proposal.

Similar to last year, we received a stockholder proposal regarding a racial equity audit. Despite the proposal not passing last year, we announced in September 2022 an equity audit focused on our Access to Innovation platform, which is currently underway. The audit is being conducted by Paul, Weiss, Rifkind, Wharton & Garrison LLP, with results expected to be published in the third quarter of 2023. This audit is one of our many initiatives underway to carry out our commitment and responsibility to advance diversity, equity and inclusion in the markets within which we operate.
We are committed to creating a more diverse, equitable and inclusive company and advancing racial equity in the innovation ecosystem. Our diversity, equity and inclusion initiatives are thoughtfully and purposefully aligned with our corporate strategy, mission and values. Our mission is clear and our ability to stay focused on that mission is critical for us to maintain momentum. For more information, see the "Environmental, Social and Governance" and "Proposal No. 7: Stockholder Proposal—Company's Statement of Opposition" sections.
We recommend voting against this proposal.

SVB 2023 PROXY STATEMENT	7

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Board and Company Information
Board of Directors Highlights
Composition and Independence
•Separate Board Chair and CEO roles
•All independent directors, except for CEO director
•Independent Board Chair
•Independent chair and members of all Board committees
•No director “overboarding” concerns
•Board and committee ability to hire outside advisors, independent of management
•Representation of diverse mix of skills, experience and backgrounds
Accountability
•Annual election of directors
•Majority voting standard with director resignation policy
•Annual Board and committee evaluations
•Regular executive sessions of non-management directors
•Robust executive and director equity ownership guidelines
•Independent Board evaluation of CEO performance
•Independent Board approval of CEO compensation
•Ongoing director nominee identification and selection process
•Limit on director compensation under equity plan
Corporate Governance Highlights
Stockholder Interests
•Active stockholder engagement practices
•One single voting class
•Proxy access under Bylaws
•Stockholders may act by written consent
•No cumulative voting
•No supermajority voting requirements
•No poison pill
Risk Management
•Board and Risk Committee oversight of risk, supported by other committees
•Separate Board Risk Committee focused on enterprise wide risk management
•Risk management guided by Risk Appetite Statement (overseen by Risk Committee; reviewed and approved by the Board on an annual basis)

8	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Company And Proxy Statement Information
SVB At a Glance
Unparalleled access, connections and insights to increase our clients' probability of success
Leveraging the combined power of our four core businesses to help clients navigate volatile markets
For nearly 40 years, we have helped the world's most innovative companies, their people and investors achieve their ambitious goals. Our capabilities and expertise place SVB at the center of the global innovation economy.
About SVB Financial Group
SVB Financial Group (NASDAQ: SIVB) is the financial partner of the innovation economy, helping individuals, investors and the world's most innovative companies achieve their ambitious goals. SVB Financial Group’s businesses — Silicon Valley Bank, SVB Capital, SVB Private and SVB Securities — together offer the services that dynamic and fast-growing clients require as they grow, including commercial banking, venture investing, wealth planning and investment banking. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world.
Our principal executive offices are located at 3003 Tasman Drive, Santa Clara, California 95054, and our telephone number at that location is (408) 654-7400.

SVB 2023 PROXY STATEMENT	9

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Who We Are
(1) As of January 20, 2023
Who We Bank
Our Corporate Values

We start with empathy for others.	We take responsibility.	We embrace diverse perspectives.	We speak and act with integrity.	We keep learning and improving.
Prioritizing Our Investments in 2023
Our 2023 investment focus will be on the following priorities to drive our long-term growth.
*Currently subject to Enhanced Prudential Standards' Category IV requirements and will become subject to Category III or II upon reaching applicable regulatory thresholds.

10	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
General Information About Our Annual Meeting
This Proxy Statement is furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Directors (the “Board”) of the Company to be voted at our 2023 Annual Meeting of Stockholders and any adjournments or postponements of that meeting (the “Annual Meeting”). The Annual Meeting will be held solely by means of remote communications on Thursday, April 27, 2023 at 3:00 p.m., Pacific Time at www.virtualshareholdermeeting.com/SIVB2023. All stockholders will need their control number to participate, vote or ask questions during the virtual meeting. The control number can be found on proxy cards, voting instruction forms or other notices sent to stockholders. Instructions for participation, voting and asking questions will be available on the meeting website on the meeting date. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares or ask questions during the meeting.
All properly executed written proxies and all properly completed proxies submitted by telephone or internet that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.
The proxy materials were first sent or made available to stockholders on or about March [ ], 2023.
Record Date
Only stockholders of record as of the close of business on February 28, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the meeting. At the close of business on the Record Date, there were 59,217,187 shares of our common stock, $0.001 par value (“Common Stock”), outstanding.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available electronically at www.svb.com/proxy. The contents of our website are not incorporated herein by reference, and any reference to our website address provided throughout this Proxy Statement is intended to be an inactive textual reference only. See also “Information about Voting and Proxy Solicitation—Delivery of Proxy Materials.”
This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our business, our executive compensation program, and our environmental, social, and governance (“ESG”) goals, commitments, and strategies, including our aspirational diversity and other ESG goals. These statements are not historical facts, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties and other important factors that are discussed in our most recently filed Annual Report on Form 10-K. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Part I—Item IA—Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

SVB 2023 PROXY STATEMENT	11

Board of Directors and Corporate Governance

01	Proposal One | Election of Directors The Board of Directors recommends a vote "FOR" all nominees.

We are presenting 12 nominees for election as directors this year. All nominees currently serve as directors on our Board and are deemed independent, except for our CEO. If elected, they will serve until our 2024 Annual Meeting, until their successor is duly elected and qualified or until their earlier resignation or removal. We believe our director nominees, individually and together, possess the requisite skills, experience and other attributes to serve the long-term interests of the Company and our stockholders, as well as our other important stakeholders such as employees, clients, suppliers and the communities we serve.
2022 Appointment of New Director
Our Board welcomed one new independent director during 2022. Thomas King was appointed to our Board and our Comp/HC Committee on September 13, 2022. Mr. King was familiar to the Company as a director of Leerink Holdings LLC prior to its acquisition by the Company in 2019, and was also identified as a potential director candidate by a third-party search firm engaged by the Governance & Corporate Responsibility Committee. He brings to the Board significant leadership and global financial services experience, and we look forward to his continued contributions to the Company.
Director Nominations
Board Composition and Director Candidate Criteria
The Governance & Corporate Responsibility Committee ("Governance/CR Committee") is responsible for identifying and recommending director candidates to the Board for nomination.
The Governance/CR Committee seeks candidates who will diversify and complement the Board's existing skills and experience in areas that are critical to the oversight of the Company's business and strategy. These areas include the financial services, client and other regulated industries; strategic planning; audit/financial reporting; human capital management; risk management and controls; technology; leadership of large, complex organizations; public company governance; international business; mergers and acquisitions; cybersecurity/information security; and ESG. The Governance/CR Committee also considers key attributes such as critical and innovative thinking; sound business judgment; high ethical standards; collegial spirit; ability to debate and challenge constructively; and availability and commitment to serve.
In addition, the Governance/CR Committee seeks representation that reflects diversity in other important categories, including gender, age, and race/ethnicity, as well veteran status, sexual orientation and geography.
Identification, Selection and Nomination
Identification of possible director candidates that possess the appropriate skills, qualifications, backgrounds and the desire to serve on a financial services public company board is a lengthy process. As such and as an ongoing matter, the Governance/CR Committee discusses recruiting strategies and actively considers and evaluates potential director candidates, whether or not there is an immediate vacancy on the Board to fill. The Governance/CR Committee regularly reviews the composition of the existing

12	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Board to support the development of criteria for potential candidates. From time to time, the Governance/CR Committee engages reputable third-party search firms to assist with identifying and evaluating potential candidates. The Governance/CR Committee has no formal policy with regard to stockholder nominees and considers all nominees on their merits. The Governance/CR Committee also regularly reports to, and discusses its director recruitment efforts with, the full Board. Potential nominees meet with members of the Governance/CR Committee (including the Board Chair), other members of the Board and the Chief Executive Officer, and then are considered for appointment by the full Board.
Board Refreshment
The Governance/CR Committee routinely assesses the tenure of our directors and discusses Board refreshment planning as appropriate. It aims to achieve an appropriate balance between the institutional knowledge of longer-serving directors and the fresh perspectives of newer directors. Over the past five years, six directors have stepped off the Board and five directors have joined.
Our Director Nominees
Our director nominees are seasoned leaders and professionals that represent a diverse mix of skills, experience, knowledge, backgrounds, attributes and perspectives relevant to the Company’s business, strategy, growth and risk profile.
Director Nominee Highlights
Skills and Experience
While the Governance/CR Committee has not formally established any minimum qualifications for director nominees, it considers and assesses a broad range of skills and experience. The below graphic reflects some of the primary areas considered, as well as the number of director nominees with experience in those areas.

Financial Services Experience	Capital Markets/Investment Banking
Global Commercial Banking
Private Bank/Wealth Management
1
Client Industry Experience	Tech Sector
Venture Capital/Private Equity
Fintech
Life Sciences/Healthcare
1
Relevant Business Experience	Strategic Planning
Audit/Financial Reporting
Human Capital Management
Risk Management & Controls
Technology
Leader of Large, Complex Organization
Public Company Governance
International Business
Mergers & Acquisitions
Regulated Industries
Cybersecurity/Information Security
ESG

SVB 2023 PROXY STATEMENT	13

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Diverse Backgrounds and Perspectives
One of our Company values is that we embrace diverse perspectives. We believe different points of view brought through diverse representation lead to better business performance, decision making and understanding of the needs of our diverse clients, employees, stockholders, business partners and other stakeholders. This applies equally to our Board. The Governance/CR Committee has a standing commitment to being intentional about seeking and including diverse candidates in its director recruitment efforts to achieve the optimal balance for the Board.

Tenure	Gender	Age	Other Diversity*	Independence

●	11+ years	●	Male	●	70s	●	Black	●	Independent
●	6 to 10 years	●	Female	●	60s	●	Veteran	●	CEO
●	5 or less years			●	50s	●	LGBTQ+
*One director is both Black and a Veteran.

Board Diversity Matrix (as of March [ ], 2023)*

Total Number of Directors	12
Part I: Gender Identity	Female	Male
Directors	5	7
Part II: Demographic Background
African American or Black	—	1
White	5	6
LGBTQ+	1	—

*Per Nasdaq’s board diversity requirements; inapplicable categories omitted.

14	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Biographies of Director Nominees
The biographies of each of our director nominees are set forth below:

Greg Becker President and Chief Executive Officer of SVB Financial Group Age: 55 Director Since: 2011 Independent: No
Mr. Becker was appointed the President and Chief Executive Officer of the Company in April 2011. He first joined the Company in 1993 as part of the Northern California Technology Division and since then has served in a number of executive and senior management roles, including Division Manager of Venture Capital, Chief Banking Officer, Chief Operating Officer and President of the Bank. Mr. Becker has also served as a director of the Bay Area Council, as well as on the U.S. Department of Commerce’s Digital Economy Board of Advisors and the Board of Trustees of the Leukemia & Lymphoma Society (Silicon Valley/Monterey Bay Area).

Other Directorships and Positions
Current
•Executive Council Member, Silicon Valley Leadership Group (since 2011; Chair 2015-2017)
•Chair, TechNet Executive Council (since 2019; member since 2016)
•Class A Director, Federal Reserve Bank of San Francisco (since 2019)
•Guiding Council Member, One Mind at Work (since 2021)

Education
•Bachelor’s degree in Business from Indiana University
Director Qualification Highlights
•Strong leadership experience, having served as President and CEO of the Company since 2011
•Expertise as a champion of the innovation economy through various positions at the Company since joining in 1993 as a banker to technology companies

Eric Benhamou Founder and General Partner of Benhamou Global Ventures Age: 67 Director Since: 2005 Committees: Governance & Corporate Responsibility (Chair), Finance, Risk Independent: Yes
Mr. Benhamou is Founder and General Partner of Benhamou Global Ventures, LLC, an investment firm focused on innovative high-tech companies around the world, which he founded in 2003. He also sits on the boards of various public and private technology companies and various educational and philanthropic organizations. His former roles include CEO of 3Com Corporation and Palm, Inc.

Other Directorships and Positions
Current
•CEO and Director, Enterprise 4.0 Technology Acquisition Corp. (since 2021) (role expected to end in April 2023)*
•Director, Grid Dynamics Holdings, Inc. (since 2020)*
•Director of various private companies, including Evinced, Inc. (since 2021), Secret Double Octopus (since 2020), 6d Bytes, Inc. (since 2017), Virtana Instruments Corporation (since 2016), Israel Venture Network (since 2000)
•Advisory Board Member, Hyundai Motor Company, an automotive manufacturer (since 2018)

Education
•Engineering degree from l’École Nationale Supérieure d’Arts et Métiers in Paris, France
•Master’s degree in Science from the School of Engineering at Stanford University
Director Qualification Highlights
•Strong strategic, leadership and operational experience in global capital markets, having served as CEO of 3Com and Palm
•Venture capital expertise through leading Benhamou Global Ventures

*Indicates current public company directorship

SVB 2023 PROXY STATEMENT	15

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Elizabeth "Busy" Burr Former President and Chief Commercial Officer of Carrot, Inc. Age: 61 Director Since: 2021 Committees: Audit, Technology Independent: Yes
Ms. Burr is the former President and Chief Commercial Officer of Carrot, Inc. a B2B2C digital health company where she built the go-to market strategy and team including sales, marketing, communications, financial planning, account management, business development and partnerships. In 2023, the Board of Rite Aid Corporation appointed Ms. Burr as interim CEO while it conducts a search for a permanent CEO. Ms. Burr previously served in various executive management roles at Humana Inc., Citi Ventures, Morgan Stanley, Credit Suisse First Boston and Gap, Inc.

Other Directorships and Positions
Current
•Interim CEO and Director, Rite Aid Corporation (director since 2019; interim CEO since 2023)*
•Director, Mr. Cooper Group (since 2019)*
•Director, Satellite Healthcare (since 2018)
Former
•Board Observer, Omada Health, Aspire Health, Livongo Health (2016-2018)
•Advisory Council Member, Smith College (2008-2014)
•Director, Summit Prep Public Charter School (2010-2013)

Education
•Bachelor’s degree in Economics from Smith College
•Master’s degree in Business Administration from Stanford University
Director Qualification Highlights
•Strong customer experience and business growth strategy expertise, having served as Chief Innovation Officer of Humana, President of Carrot and in various other executive management roles
•In-depth experience in marketing, innovation and digital transformation in the financial services industry through various executive positions at Citigroup, Morgan Stanley and Credit Suisse

Richard Daniels
Former Executive Vice President and Chief Information Officer of Kaiser Permanente
Age: 68
Director Since: 2020
Committees: Technology (Chair), Audit, Compensation & Human Capital, Risk
Independent: Yes

Mr. Daniels retired from Kaiser Permanente, a nonprofit integrated managed care consortium, in 2020, where he served as Executive Vice President and Chief Information Officer. During his 12 years at Kaiser Permanente, he held a number of leadership positions, including Senior Vice President for both Enterprise Shared Services and Business Information. Other previous roles include a variety of management positions at Capital One Financial Corporation, JPMorgan Chase & Co., NetServ, Inc. and DataPoint Corporation.

Other Directorships and Positions Current •Director, Fastly, Inc. (since 2021)* •Director, CSAA Insurance Exchange (since 2020) •Director, Parkland Center for Clinical Innovation (since 2017)
Education
•Bachelor’s degree in business management, Texas State University-San Marcos
Director Qualification Highlights
•Extensive information technology (including cybersecurity) leadership experience, having spent 12 years in various roles at Kaiser Permanente, most recently as Chief Information Officer and prior leadership roles in technology
•Deep leadership experience through his roles at Kaiser Permanente, Capital One, JPMorgan Chase and DataPoint

*Indicates current public company directorship

16	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Alison Davis Managing Partner and Co-Founder of Blockchain Coinvestors Age: 61 Director Since: 2020 Committees: Audit, Compensation & Human Capital, Technology Independent: Yes
Ms. Davis is Managing Partner and Co-Founder of Blockchain Coinvestors, a blockchain venture investor and fund of funds. Ms. Davis has held a variety of key management positions in the finance and venture capital industries, including at Belvedere Capital Partners, Inc., Barclays Global Investors, A.T. Kearney and McKinsey & Company.

Other Directorships and Positions
Current
•Director, Janus Henderson Group PLC (since 2021)*
•Director, Fiserv (since 2014)*
•Director of various private companies, including Pacaso (since 2021) and Collibra (since 2019)
•Director of various organizations, including Renaissance Entrepreneurship Center (Chair since 2023; director since 2009), NACD Northern California Chapter (since 2022) and Cambridge in America (since 2021)
Former
•Director, Ooma (2014-2020)
•Director, Royal Bank of Scotland Group plc (2011-2020)
•Director, Unisys Corporation (2011-2018)

Education
•Bachelor’s degree in Economics from Cambridge University
•Master’s degree in Economics from Cambridge University
•Master’s degree in Business Administration from Stanford University
Director Qualification Highlights
•Broad finance and management expertise, having served in a variety of key management positions within the finance and venture capital industries, as well as in her current role as Co-Founder of Blockchain Coinvestors
•Abundant experience as a director of numerous public and private companies, including for financial services companies

Joel Friedman Former President (Business Process Outsourcing), Accenture Age: 75 Director Since: 2004 Committees: Finance (Chair), Governance & Corporate Responsibility, Risk Independent: Yes
Mr. Friedman retired in 2005 from Accenture PLC, a public company global management-consulting firm, where he held the position of President of the Business Process Outsourcing organization. Over the course of his 34-year career with Accenture, Mr. Friedman held a variety of senior leadership roles including Managing Partner, Banking and Capital Markets, Managing General Partner, Accenture Technology Ventures; and Founder, Accenture strategy consulting practice. He has also served as director on various companies and organizations, including Neustar, Inc., FTV Capital, Endeca Technologies, EXL Services (advisory director), Junior Achievement of Northern California, Accenture, Seisent, Inc. and Calico Commerce, Inc.

Other Directorships and Positions
Current
•Director, Arrow/Cloudstore (since 2023)
•Director, AbilityPath Housing (since 2021) and Advisory Director, AbilityPath (since 2013)
•Advisory Director, Stanford Institute for Economic Policy Research (since 2019)
•Member, Financial Advisory Committee, Town of Hillsborough, CA (since 2018)
Former
•Advisory Director, Currency Capital, a financial services company (2018-2020)

Education
•Bachelor’s degree in Economics from Yale University
•Master’s degree in Business Administration from Stanford University
Director Qualification Highlights
•Extensive leadership experience in the banking and venture capital industries, having served as President, Managing Partner, Managing General Partner and Founder of Accenture's strategy consulting practice
•Career-long experience with corporate finance and capital markets

*Indicates current public company directorship

SVB 2023 PROXY STATEMENT	17

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Thomas King Former Chief Executive Officer of Investment Banking at Barclays PLC Age: 62 Director Since: 2022 Committees: Compensation & Human Capital Independent: Yes
Mr. King is the former Chief Executive Officer of Investment Banking at Barclays PLC, a financial services company, where he oversaw the banking and markets businesses and also served as the Chair of the Investment Banking Executive Committee and a member of the Barclays Group Executive Committee. Mr. King previously held several senior positions at Citigroup, including Global Head of Mergers and Acquisitions, Head of Investment Banking for the EMEA Region and Head of Corporate and Investment Banking for the EMEA Region. He is currently an Operating Partner at Atlas Merchant Capital LLC, a global investment firm.

Other Directorships and Positions
Current
•Director, Clear Channel Outdoor Holdings, Inc. (since 2019)*
•Director, Radius Global Infrastructure, Inc. (since 2020)*
•Director, Concord Acquisition Corp III (since 2021)*
•Trustee, King School, (since 2017; Chair since 2019)
Former
•Concord Acquisition Corp I (2020-2023)
•Concord Acquisition Corp II (2021-2022)
•Director, Leerink Holdings LLC (2017-2019 (acquired by the Company in 2019))

Education
•Bachelor’s degree in Economics from Bowdoin College
•Master’s degree in Business Administration from the Wharton School, University of Pennsylvania
Director Qualification Highlights
•Expertise in the financial services industry, including investment banking, markets and corporate banking, through 35 years of banking experience
•Broad leadership experience, including as CEO of Investment Banking at Barclays

Jeffrey Maggioncalda Chief Executive Officer of Coursera Age: 54 Director Since: 2012 Committees: Compensation & Human Capital, Technology Independent: Yes
Mr. Maggioncalda is currently the Chief Executive Officer of Coursera, Inc., an online education company, and also serves on Coursera’s board of directors. He previously served as the founding Chief Executive Officer and director of Financial Engines, Inc., a public independent investment advisory firm. Subsequent to his tenure at Financial Engines, Mr. Maggioncalda served as a senior advisor to McKinsey & Company, a global management-consulting firm.

Other Directorships and Positions
Current
•CEO and Director, Coursera (since 2017)*
Former
•CEO and Director, Financial Engines (CEO 1996-2014; director 2011-2014)
•Director, Affinity Circles (2012)
•Senior Advisor, McKinsey & Co. (2017)
•Summer Associate, McKInsey & Co. (1995)
•Associate, Cornerstone Research (1991-1994)

Education
•Bachelor’s degree in Economics and English from Stanford University
•Master’s degree in Business Administration from Stanford University
Director Qualification Highlights
•Strong management and consulting experience in investment advisory and financial services, having served as CEO and Founder of Financial Engines as well as a Senior Advisor to McKinsey & Co.
•Executive leadership experience, including as CEO of Coursera and Financial Engines

*Indicates current public company directorship

18	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Beverly Kay Matthews
Former Vice Chair of the Americas Executive Board, Ernst & Young
Age: 64
Board Chair Since: 2022
Director Since: 2019
Committees: Audit, Governance & Corporate Responsibility, Risk
Independent: Yes

Ms. Matthews is our current Board Chair, and subject to her election, she is expected to continue to serve as our Board Chair during the 2023-2024 director term. Ms. Matthews retired from Ernst & Young LLP (“E&Y”), a multinational professional services firm, in 2019, where she served as Vice Chair of the Americas Executive Board, a member of the Global Practice Group and the Managing Partner of the West Region. During her 36 years at E&Y, she held a variety of leadership positions, including Senior Advisory Partner for key clients in the technology and transportation sectors, and Member of the U.S. Partner/Principal Matters Committee.

Other Directorships and Positions
Current
•Director, Main Street Capital Corporation (since 2020)*
•Advisory Council Member, Texas Tech University, Rawls College of Business (since 2020)
Former
•Director, Coherent Inc. (2019-2022)
•Member, Global Practice Group, E&Y (2008-2019)
•Other key positions, including Americas Assurance and Advisory Chief Operating Officer and Managing Partner, E&Y (1983-2008)

Education
•Bachelor’s degree in Accounting from Texas Tech University
Director Qualification Highlights
•Broad experience within the technology and venture capital/private equity sectors, having served as a Vice Chair of E&Y and working as a Senior Advisory Partner for key clients within the technology, healthcare and biotech fields
•Career-long finance, accounting and auditing experience as an independent auditor

Mary Miller Former Under Secretary for Domestic Finance, U.S. Department of Treasury Age: 67 Director Since: 2015 Committees: Audit (Chair), Finance, Risk Independent: Yes
Ms. Miller is the former Under Secretary for Domestic Finance for the U.S. Department of the Treasury (“U.S. Treasury”), a position that she held following her confirmation by the U.S. Senate from March 2012 to September 2014. Ms. Miller also served as Assistant Secretary of the Treasury for Financial Markets from February 2010 to March 2012. Prior to joining the U.S. Treasury, Ms. Miller led the Fixed Income Division for T. Rowe Price Group, Inc., her employer of 26 years.

Other Directorships and Positions
Current
•Director, The Jeffrey Company, a private investment management company (since 2016)
•Director/Trustee of various organizations, including Johns Hopkins University (since 2022), T. Rowe Price Program for Charitable Giving (since 2021), the Urban Institute (since 2015) and Baltimore Neighborhood Impact Investment Fund (since 2018)
•Member, The Bretton Woods Committee (since 2022)
Former
•Director, ICE Benchmark Administration, a unit of the Intercontinental Exchange (2014-2018)

Education
•Bachelor’s degree in Government from Cornell University
•Master’s degree in City and Regional Planning, University of North Carolina at Chapel Hill
•Chartered Financial Analyst (CFA)
Director Qualification Highlights
•Distinguished government and finance experience, having served in key positions within the U.S. Department of the Treasury and as a leader in the Fixed Income Division of T. Rowe Price Group
•In-depth experience in financial markets and the investment advisory industry

*Indicates current public company directorship

SVB 2023 PROXY STATEMENT	19

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Kate Mitchell Partner and Co-Founder of Scale Venture Partners Age: 64 Director Since: 2010 Committees: Risk (Chair), Finance, Technology Independent: Yes
Ms. Mitchell is a Partner and Co-Founder of Scale Venture Partners, a venture capital firm that invests in enterprise software companies, and has been instrumental in building the firm’s team and strategic direction. She has held various directorships and other senior management positions throughout her career. Prior to founding Scale, Ms. Mitchell spent 20 years in various leadership positions at Bank of America in technology, finance and operations.

Other Directorships and Positions
Current
•Director, Fortive Corporation (since 2016)*
•Director/Member of various organizations, including Venture Forward (since 2019), Silicon Valley Community Foundation (Chair of Finance and IT Committee, since 2016), GP Advisory Council of the Institutional Limited Partners Association (since 2016), Private Equity Women Investor Network (Vice Chair since 2010)
•Steering Committee Member, IADEI (Institutional Allocators for Diversity Equity & Inclusion) (since 2022; advisor 2021-2022)

Education
•Bachelor’s degree in Political Science from Stanford University
•Master’s degree in Business Administration from Golden Gate University
Director Qualification Highlights
•Extensive knowledge of the venture capital industry, having served as Partner and Co-Founder of Scale Venture Partners
•Financial industry expertise, having spent 20 years in various leadership roles at Bank of America

Garen Staglin Founder and Proprietor of Staglin Family Vineyard Age: 78 Director Since: 2011 Committees: Compensation & Human Capital (Chair), Governance & Corporate Responsibility, Risk Independent: Yes
Mr. Staglin is the founder and proprietor of Staglin Family Vineyard, founded in 1985 in the Rutherford region of Napa Valley. Over the past 40 years, Mr. Staglin has also held a variety of positions in the financial services and insurance industries, as well as directorships of various public and private companies. He was also the Founder and President of Bring Change 2 Mind, a nonprofit organization dedicated to addressing mental illness.

Other Directorships and Positions
Current
•Chair and Co-Founder, One Mind (since 1995)
•Co-Chair, Healthy Brains Global Initiative (since 2022)
•Vice Chair, Profit Velocity Solutions (since 2007)
•Advisory Director, FTV Capital (since 2004)
Former
•Chair, ExlService Holdings, Inc. (2014-2021; Director 2005-2022)
•Director and Founder, Solera, Inc. (2005-2011)
•Director, First Data Corporation (1992-2003)
•Director of various other public and private companies, including, NVoicePay, Inc. (2010-2019), Freerun Technologies (2003-2014), Bottomline Technologies (2007-2012), QRS Corporation (1991-2001) and CyberCash, Inc. (1996-2000)

Education
•Bachelor’s degree in Engineering–Electrical and Nuclear from the University of California, Los Angeles
•Master’s degree in Business Administration, Finance and Systems Analysis from Stanford University
Director Qualification Highlights
•Extensive experience in financial services, particularly transaction and payment processing, having served on the boards of Profit Velocity Solutions and ExlService Holdings
•Deep experience in the premium wine industry as founder and proprietor of Staglin Family Vineyard

*Indicates current public company directorship
Our Board of Directors recommends that stockholders vote “FOR” all nominees.

20	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Board Governance and Oversight
Board Effectiveness
The Board routinely assesses and evaluates its effectiveness through its own evaluations or from time to time, by engaging outside advisors to stay apprised of leading oversight and governance practices. In 2022, the Board, in consultation with outside advisors, conducted an extensive effectiveness review to identify and consider potential enhancements to our Board and corporate governance practices. In particular, as a result of the review, the Board implemented changes to its Board committee structure and oversight practices in alignment with the Company's business and growth. Among other changes, the Board discontinued its Credit Committee and added a new Technology Committee. See "Board Committees" below.
Board Independence and Leadership
The Board has determined that, with the exception of Mr. Becker, our President and CEO, all of our current directors are “independent” within the meaning of the director independence standards set by The NASDAQ Stock Market LLC (“NASDAQ”) and the Securities Exchange Commission (the “SEC”).
Separate Chair and CEO Roles; Independent Chairs
Our Board Chair and CEO roles are separate. The Board has determined that it is in the best interests of the Company to continue to maintain these positions separately. We continue to believe that having an outside, independent director serve as chair is the most appropriate leadership structure for the Board at this time, as it enhances the Board’s independent oversight of management and strategic planning, reinforces the Board’s ability to exercise its independent judgment to represent stockholder interests and strengthens the objectivity and integrity of the Board. Moreover, we believe an independent chair can more effectively lead the Board in objectively evaluating the performance of management, including the CEO, and guide the Board through appropriate governance processes. The Board may modify the structure as it deems appropriate given the specific circumstances then facing the Company.
The Board has determined that Ms. Matthews, our current Chair of the Board, is independent within the meaning of the director independence standards described above. In addition, all chairs of our six standing committees are independent. For more information about our committees, see "Board Committees" below.
Board Oversight of Strategy and Risk
The Board is actively engaged in overseeing and guiding, and challenging as needed, management in the development and execution of the Company’s strategy plan. Each year, the Board conducts an annual in-depth, multi-day session to advise and discuss with management our strategic and growth plans and review our overall business. Discussion topics may include the Company’s purpose, vision, mission and values; line of business strategies; financial outlook; new or expanded products, services or business activities; client experience and satisfaction; market share; global expansion; competition; economic and market environment and industry trends; business transformation or strategic initiatives; human capital management; business and strategy risk management assessment; and regulatory environment. The Board approves the Company’s strategic plan on at least an annual basis. On an ongoing basis throughout the year, the Board routinely reviews management's progress against the plan, as well as our corporate strategic priorities and "objectives and key results" ("OKRs") goals.
The Board oversees the Company’s management of the most significant enterprise-wide risks. Risk management is carefully considered by the Board in its oversight of the Company's strategy and business, including financial, reputational, regulatory, legal and compliance implications. The Board oversees risk management directly, as well as through its other committees, particularly the Risk Committee.
The Risk Committee of the Board oversees the Company’s enterprise-wide risk management, in coordination with and support from the other committees, where appropriate. The Risk Committee has primary oversight responsibility of the Company’s

SVB 2023 PROXY STATEMENT	21

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
enterprise-wide risk management framework (including the oversight of risk management policies) and risk governance and culture, and the monitoring of the Company’s risk profile and emerging risks. The Company's Risk Appetite Statement, which sets forth the tolerance levels with respect to the amount and types of key risks underlying the Company's business, is primarily overseen by the Risk Committee and approved on at least an annual basis by the Board. The Risk Committee has primary oversight of the Company's risk management across all major risk categories, including liquidity, credit, market, operational, compliance, strategic and reputational risk. Moreover, the Risk Committee oversees our capital management, including our Capital Plan (in coordination with the Board). The Chief Risk Officer of the Company reports directly to the Risk Committee, as well as, on an administrative basis, to the Chief Executive Officer.
The other committees of the Board also provide oversight over risk management relating to their respective areas of responsibilities, in coordination with the Risk Committee where appropriate. The Audit Committee oversees risk management relating to financial reporting, legal and compliance. The Comp/HC Committee oversees risk management relating to human capital management and compensation programs, which are designed to hold management accountable and to avoid incenting imprudent risk-taking. The Governance Committee oversees risk management relating to Board governance, CEO succession and the Company's corporate responsibilities, including ESG strategy. The Technology Committee provides supporting oversight of technology-related risks to the Risk Committee.
Risk & Controls
Under the Board and committee oversight outlined above, we are focused on, and continually invest in, our risk management and control environment. Our business teams, supported by our risk, compliance, legal, finance and internal audit functions, work together to identify and manage risks applicable to our business, as well as to enhance our control environment. Particular areas of focus include, among other areas, financial reporting, data management, privacy, bank regulatory requirements, and as further discussed below, cybersecurity.
Cybersecurity
Like other financial institutions, we are susceptible to information security breaches and cybersecurity-related incidents. We are committed to protecting and continually enhancing the security of our systems, networks and general technology environment. We have established a Security Program, which includes appropriate security risk assessments, security monitoring, incident response, policies, operating standards, global regulatory compliance and employee training. All employees are required to complete annual training on the following topics: information security, privacy, cybersecurity best practices (e.g., social engineering, incident reporting, managing third-party relationships), identity and access management, physical security and remote work best practices (e.g., mobile security).
We continually invest in enhancing our preventive and defensive capabilities in line with globally recognized information security standards, maintaining appropriate information security risk insurance policies, and implementing other measures to mitigate potential threats and losses, where possible. For example, we have invested in additional precautionary measures to mitigate cybersecurity risks resulting from our remote work environment, which we initiated in response to COVID-19. The Board is actively engaged in oversight of our cybersecurity practices, with the Risk Committee having primary oversight responsibility, leveraging the expertise of the Technology Committee. The Risk Committee reviews and approves the Security Program on an annual basis, as well as receives management updates about information security matters on at least a quarterly basis. These management updates cover: external cybersecurity hot topics and notable events, current and emerging threats, cybersecurity program achievements and progress of key initiatives, key performance indicators, key risk indicators and notable internal events. In addition, the Risk Committee oversees and receives reporting on cybersecurity risk within the broader operational risk category, with the Board and Technology and Audit Committees receiving prompt reporting and updates on significant cybersecurity-related incidents, as appropriate.

22	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Board Oversight of CEO and Executives
Annual CEO and Executive Performance Evaluations
The independent members of the Board evaluate the performance of our CEO on at least an annual basis. Each year, the Governance/CR Committee approves a process to solicit feedback from each individual non-CEO director. Our Chair of the Board, together with the Chairs of the Governance/CR and Comp/HC Committees, lead discussions with the Board (without the CEO present) to evaluate the CEO’s performance. Performance is evaluated generally and against predetermined annual goals, which are developed in coordination with, and approved by, the Board. The results of the performance evaluation serve as the basis for determining compensation for the CEO.
The Comp/HC Committee also reviews the performance of our other non-CEO executives on at least an annual basis, working closely with the Risk Committee and the Audit Committee for the Chief Risk Officer and Chief Auditor, respectively. Similar to our CEO, our executives are evaluated generally and against predetermined annual goals, which are developed in coordination with, and approved by, the Comp/HC Committee and the Risk Committee and Audit Committee for the Chief Risk Officer and Chief Auditor, respectively. The results of these performance evaluations are then utilized in the determination and approval of our executives' compensation. The CEO provides input on executive goals and compensation, as appropriate.
CEO and Executive Succession Planning
The Board is responsible for the Company’s long-term and contingency plans for CEO and executive succession, and as a matter of good governance, the plan and process is routinely reviewed. These efforts may involve seeking input from our current CEO and our Chief Human Resources Officer, as well as external advisors, to the extent the Board deems appropriate. Succession plans are generally reviewed and discussed by the Board, typically on an annual basis. The Governance/CR Committee provides oversight support to the Board with respect to the CEO succession planning process, and the Comp/HC Committee provides similar oversight support with respect to succession and development planning for our other executives.
Meeting Attendance

Board and Committee Meetings

Total Number of Board and Committee Meetings: 86
Board	10	Governance & Corporate Responsibility Committee	11
Audit Committee	16	Risk Committee	18
Compensation & Human Capital Committee	11	Technology Committee (formed in April 2022)	6
Finance Committee	12	Credit Committee (discontinued in April 2022)	2

The Board and its standing committees held a total of 86 meetings during 2022. The Board itself held 10 meetings during the year, including a two-day annual session focused on strategic planning and risk review. Each director attended in person or by teleconference 75% or more of the total number of meetings of the Board and the committees on which he or she served during 2022.
It is the Board’s policy that each director employs his or her best efforts to attend our annual stockholder meetings. All 11 of our incumbent Board members who were Board members at the time of our 2022 Annual Meeting of Stockholders attended virtually.

SVB 2023 PROXY STATEMENT	23

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Executive/Closed Sessions
The Company's directors meet in regularly scheduled closed sessions with members of management, including with representatives of independent risk management and internal audit functions, as well as with external advisors and regulators. In addition, the Company’s independent directors meet in regularly scheduled executive sessions without management.
Director Matters
Annual Board Evaluations
The Board assesses its performance and effectiveness on an annual basis. The evaluation process is determined by the Governance/CR Committee, and typically involves an outside advisor and includes a review of how certain attributes affect Board and/or individual director effectiveness, such as Board size, committee structure, meeting frequency, quality and timing of information provided to the Board, director communication, director education, director skills and qualifications, director independence and overall performance. In recent years, the Board has conducted an annual evaluation process that involves both a one-on-one interview with each director conducted by an outside advisor to solicit feedback, as well as written surveys.
Led by the Chairs of the Board and Governance/CR Committee, the results of the evaluation are reviewed and discussed by the Board. The Governance/CR Committee also oversees the annual process to evaluate the performance and effectiveness of each of the Board’s committees. See “Board Committees—Committee Governance” below.
Director Education and Orientation
The Board believes that director education is foundational to effective Board oversight of large, complex organizations like the Company that operate in dynamic business and regulatory environments. Accordingly, the Company's Director Education Program, which is overseen by the Governance/CR Committee, includes new director orientation and continuing education on matters pertinent to service on the Board.
New director orientation involves one-on-one meetings and informational sessions with members of the Board and executive/senior management, which cover our business, strategy, operations, risk management and governance. New directors typically join at least one Board committee upon joining the Board and are also invited to participate as a guest director at the meetings of the other Board committees. In addition, new directors receive a fulsome package of written orientation and education materials to help familiarize them to the Company and Board.
The Director Education Program also emphasizes the importance of continuing education for all directors. Presentations on relevant education topics are provided internally by management or outside speakers in accordance with an annual plan. Topics are developed with the aim of keeping directors apprised of the business and regulatory environment in which the Company operates, including regulatory requirements and expectations; the Company's business and client industries, including new areas of business; expectations and market practices of large financial institutions or public company boards; emerging/trending topics; and foundational education on the Company's core programs and processes. Directors also participate in external education programs, conferences and seminars and engage in independent study and outside reading. Individual directors who are Board or committee chairs or who have specialized areas of expertise are strongly encouraged to participate in additional education relevant to those roles. The Governance/CR Committee monitors, and receives regular reporting on, director education.
In 2022, directors received training on various topics, including, among other areas, emerging trends in various oversight areas, risk management topics, ESG, cybersecurity, fair lending and BSA/OFAC/financial crimes.
Outside Directorships
We encourage all directors to carefully consider the number of other company boards of directors on which they serve, taking into account the time required for board attendance, conflicts of interests, participation and effectiveness on these boards. Directors are asked to report all directorships, including advisory positions, to the Governance/CR Committee. Directorships on another public company board must be reviewed in advance prior to acceptance by the Governance/CR Committee.

24	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Board Committees
Our Board committee structure is designed to help the Board carry out its responsibilities in an effective and efficient manner. While the Board may form from time to time ad hoc or other special purpose committees, there are currently six standing Board committees: Audit, Compensation & Human Capital, Finance, Governance & Corporate Responsibility, Risk and Technology.
In 2022, as part of its effectiveness review, the Board made changes to enhance its structure and oversight practices in alignment with the Company's business and growth. Key changes included:
•Added a new Technology Committee
•Enhanced and aligned enterprise risk oversight responsibilities under the Risk Committee
•Emphasized the Governance/CR Committee's oversight role over the Company's corporate responsibilities, including ESG, philanthropy and community benefits (and renamed the committee)
•Emphasized the Comp/HC Committee's oversight role over the Company's human capital management (and renamed the committee)
•Discontinued the Credit Committee
In its ongoing effort to enhance its committee structure, the Board is also planning to discontinue and sunset its Finance Committee in April 2023.
Committee Chairs/Membership, Responsibilities and Meetings
All chairs of our six standing committees are independent and appointed annually by the Board of Directors. Each chair presides over committee meetings; oversees meeting agendas; serves as liaison between the committee members and the Board, as well as between committee members and management; and works actively and closely with executive and senior management on all committee matters, as appropriate. Each committee meets regularly, at least on a quarterly basis. The committees, typically through their committee chairs, routinely report their actions to, and discuss their recommendations with, the full Board. In addition, certain committees periodically hold extended meetings dedicated to discussing key strategic matters or other business items that are relevant or subject to the committee’s oversight responsibilities on a more in-depth basis.

SVB 2023 PROXY STATEMENT	25

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
The names of the current members (chairs’ names in bold)* and highlights of some of the key oversight responsibilities of the Board Committees are set forth below:

Audit Committee
•Integrity of our financial statements, including internal controls over financial reporting.
•Independent auditor of the Company.
•Internal audit function.
•Ethical compliance.
•Regulatory compliance function of the Company, including financial crimes risk management.
•Other key areas: litigation and regulatory enforcement matters.

Compensation & Human Capital Committee
•Compensation strategies, plans, policies and programs.
•Director compensation.
•Human capital management, including internal diversity, equity and inclusion ("DEI"), leadership development and talent management.
•Executive succession planning (excluding CEO).

Finance Committee
•Financial and balance sheet strategies, and treasury management.
•Annual budget of the Company, and recommendation to the Board for approval.
•Material corporate development matters that may result in a significant financial impact, as delegated by the Board.

Members: Mary Miller, Elizabeth "Busy" Burr, Richard Daniels, Alison Davis and Beverly Kay Matthews	Members: Garen Staglin, Richard Daniels, Alison Davis, Tom King and Jeffrey Maggioncalda	Members: Joel Friedman, Eric Benhamou, Mary Miller and Kate Mitchell

Governance & Corporate Responsibility Committee
•Corporate governance and Board practices.
•Nomination of director candidates.
•Annual performance evaluation processes of our Board and its committees and the CEO.
•ESG strategy and program, external DEI activities, philanthropy, community benefits and other corporate responsibility efforts.

Risk Committee
•Enterprise-wide risk management policies of the Company.
•Operation of our enterprise-wide risk management framework.
•Risk appetite, risk profile and risk culture
•Risk function and leadership
•Risk management activities across the Company

Technology Committee
•Technology strategy in support of the overall corporate strategy
•Significant technology investments, initiatives and programs
•Supporting oversight of technology-related risk management to the Risk Committee

Members: Eric Benhamou, Joel Friedman, Beverly Kay Matthews and Garen Staglin	Members: Kate Mitchell, Eric Benhamou, Richard Daniels, Joel Friedman, Beverly Kay Matthews, Mary Miller and Garen Staglin	Members: Richard Daniels, Elizabeth "Busy" Burr, Alison Davis and Jeffrey Maggioncalda and Kate Mitchell

26	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Committee Independence and Audit Committee Financial Experts
The Board has determined that each of the current members of the current Board committees are “independent” within the meaning of applicable SEC rules, NASDAQ director independence standards and other regulatory requirements, to the extent applicable.
In addition, the Board has determined that each of the following current Audit Committee members are “audit committee financial experts,” as defined under SEC rules, and possess “financial sophistication” as defined under the rules of NASDAQ: Mses. Burr, Davis, Matthews and Miller.
Committee Governance
Committee Charters
Each committee is governed by a charter that is approved by the Board, which sets forth each committee’s purpose and responsibilities. The Board reviews the committees’ charters, and each committee reviews its own charter, on at least an annual basis, to assess the charters’ content and sufficiency, with final approval of any proposed changes required by the Governance/CR Committee and the full Board. The charters of each committee are available on our website at www.svb.com under “About Us—Investor Relations—Governance.”
Annual Committee Evaluations
The Governance/CR Committee, in coordination with the Board, implements and develops a process to assess committee performance and effectiveness. The assessments are conducted on an annual basis and include a self-assessment by each committee. The review includes an evaluation of various areas that may include committee size, composition, performance, coordination among committee members and among the standing committees, and involvement with the full Board. The results of the committee performance assessments are reviewed by each committee, as well as by the Governance/CR Committee, and discussed with the full Board.
Compensation Committee Interlocks and Insider Participation
The following directors currently serve on the Comp/HC Committee: Messrs. Staglin, Daniels, King and Maggioncalda and Ms. Davis. Ms. Matthews and former director Mr. John Clendening also served on the Comp/HC Committee until April 2022. No member of the Comp/HC Committee or individual who served on the Comp/HC Committee during 2022 is or has ever been an officer or employee of the Company. None of our executive officers serves, or in 2022 served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board. For information about related transactions between us and members of the Comp/HC Committee, if any, see “Certain Relationships and Related Transactions." For additional information about the Comp/HC Committee, see "Board Committees—Committee Chairs/Membership, Responsibilities and Meetings.”

SVB 2023 PROXY STATEMENT	27

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Compensation for Directors
Overview
Our compensation for our non-employee directors is designed to be competitive with other financial institutions that are similar in size, complexity and business model. In addition, our director compensation is designed to be tied to business performance and stockholder returns, and to align director and stockholder interests through director ownership of the Company’s stock. The Comp/HC Committee oversees and approves our director compensation in consultation with the full Board. Our CEO, the only employee director on the Board, does not receive any compensation for his service as a director.
Determination of Director Compensation
Each year, the Comp/HC Committee, together with its independent compensation consultant, conducts a comprehensive review of director compensation, taking into consideration our overall compensation philosophy, as well as competitive compensation data from the Company’s Peer Group for the applicable year and other relevant and comparable market data and trends. The committee reviews, on at least an annual basis, each of the various components of pay, the form and amount of payment, as well as the cash/equity compensation mix. Based on this review and any recommendations from its independent compensation consultant, the Comp/HC Committee may make changes to director compensation to the extent it deems appropriate. For example, in 2017 and 2018, the Comp/HC Committee replaced Board and committee meeting fees with annual Board and committee member retainers to better align with peer and S&P 500 index company practices.
2022 Director Compensation
Compensation for our non-employee directors reflects a combination of cash (annual director retainer fees and committee member retainer fees) and equity (annual restricted stock unit awards), as outlined in the Schedule of Director Fees below. The chairs of the Board and each committee are also entitled to receive annual chair retainer fees. Additionally, directors are eligible for reimbursement for their reasonable expenses incurred in connection with attendance at meetings or the performance of their director duties in accordance with Company policy.

Schedule of Director Fees for 2022-2023 Term
Director Retainer Fee	$90,000
Chair Retainer Fees	$100,000, Board $20,000, Audit Committee and Risk Committee $15,000, All other committees
Committee Member Retainer Fees	$25,000, Audit Committee and Risk Committee $15,000, All other committees
Equity Awards	$240,000 (Board Chair) and $160,000 (all other non-employee directors) in restricted stock units

The above Schedule of Director Fees reflects the following adjustments made by the Comp/HC Committee in April 2022. These changes were based on the committee's review of our director compensation structure, taking into consideration peer and S&P 500 index company practices and pay levels.
•Director Retainer Fee – Increased each director’s annual director retainer fee from $80,000 to $90,000
•Chair Retainer Fees
•Increased Board Chair retainer fee from $90,000 to $100,000
•Increased Risk Committee Chair retainer fee from $15,000 to $20,000

28	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
•Instituted Technology Committee Chair retainer fee at $15,000 (Technology Committee was established in April 2022)
•Committee Member Retainer Fees
•Increased Comp/HC, Finance and Governance/CR Committee member retainer fees from $12,000 to $15,000
•Increased Risk Committee member retainer fee from $12,000 to $25,000
•Instituted Technology Committee member retainer fee at $15,000
•Equity Awards – Increased each director's equity award value from $150,000 to $160,000 except for Board Chair, whose equity award value was increased from $225,000 to $240,000
Director Equity Compensation
Our annual equity retainer awards are typically granted to directors in the form of restricted stock units. The awards are approved by the Comp/HC Committee and are granted shortly after the Company’s annual meeting of stockholders. The awards vest in full upon the completion of the annual director term on the date of the next annual meeting.
The determination of the number of shares to be granted to directors is based on the 30-day average stock price from the date of grant, rounded to the nearest dollar. New directors that join the Board during the annual director term receive a pro-rated award. For 2022, the Board Chair and each other director (except Mr. King) were each granted 466 and 310 restricted stock units, respectively. Mr. King, who joined the Board in September 2022, was granted a pro-rated award of 297 restricted stock units.
Deferred Equity
Non-employee directors may irrevocably elect to defer the settlement of restricted stock unit awards until the earliest of: (i) a specific future settlement date that meets the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, (ii) separation from service, (iii) a change in control, (iv) death, or (v) disability. Messrs. Daniels and Staglin each elected to defer the settlement of his 2022 equity grant.
Equity Plan Limits Applicable to Directors
Equity grants to directors are subject to the terms of our 2006 Equity Incentive Plan, as amended and restated, including the following limitations (as provided under the plan):
•No non-employee director may be granted, in any fiscal year, awards covering shares having an initial value greater than $500,000.
•Annual director grants may become fully vested no earlier than the last day of the director’s then current annual term of service, subject to certain limited exceptions as provided under the plan.
Director Equity Ownership Guidelines
Under the current equity ownership guidelines for our non-employee directors, each non-employee member of the Board of Directors is expected to hold, within five years of becoming a director, shares of our Common Stock that have a minimum value equivalent to 600% of the annual director cash retainer fee (currently $90,000) for directors other than the Board Chair, who must satisfy the requirement with respect to $190,000. The Comp/HC Committee is responsible for setting and periodically reviewing the equity ownership guidelines and overseeing director compliance, including reviewing directors' holdings on a quarterly basis. Equity ownership requirements for non-employee directors are established based upon a competitive review and subsequent recommendations by the committee’s independent compensation consultant. Any exceptions to meeting the guidelines due to personal financial or other reasons are reviewed and determined by the Comp/HC Committee.
As of December 31, 2022, all non-employee directors had attained the applicable ownership requirements or otherwise remained on target to meet such requirements within the established compliance time frame.

SVB 2023 PROXY STATEMENT	29

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Director Compensation Table
The Director Compensation Table below sets forth the current committee membership assignments, as well as the amounts earned or paid to each non-employee director during the year ended December 31, 2022. Individual compensation reflects the base cash and equity compensation, as well as incremental committee chair and membership fees, as applicable. Each non-employee director serves on at least one committee, ranging up to four committees.

	Board Committee Membership* (2022 – 2023 Term)
Name	Audit	Comp/HC	Finance	Gov/CR	Risk	Tech	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Beverly Kay Matthews, Board Chair	X			X	X		255,000	231,914	486,914
Eric Benhamou			X	C	X		160,000	154,278	314,278
Elizabeth “Busy” Burr	X					X	130,000	154,278	284,278
Richard Daniels	X	X			X	C	185,000	154,278	339,278
Alison Davis	X	X				X	145,000	154,278	299,278
Joel Friedman			C	X	X		160,000	154,278	314,278
Thomas King(2)		X					63,288	71,132	134,419
Jeffrey Maggioncalda		X				X	120,000	154,278	274,278
Mary Miller	C		X		X		175,000	154,278	329,278
Kate Mitchell			X		C	X	150,000	154,278	304,278
Garen Staglin		C		X	X		160,000	154,278	314,278

*C denotes committee chair
(1)Values indicated for annual director equity awards reflect the fair value of restricted stock units based on the closing stock price on the applicable grant date (May 2, 2022 ($497.67) for all directors other than Mr. King, and October 25, 2022 ($239.50) for Mr. King) rather than the equity award calculation methodology described above. Such values were computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. As of December 31, 2022: Ms. Matthews had 466 restricted stock units outstanding; Mr. King had 297 restricted stock units outstanding; and each of the other non-employee directors had 310 restricted stock units outstanding.
(2)Mr. King joined the Board of Directors in September 2022 and received compensation on a pro-rata basis.

30	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Corporate Governance Matters
Corporate Governance
We are committed to having strong corporate governance principles and practices, as governed by our organizational documents, as well as our Corporate Governance Guidelines and other applicable policies. Our principles and practices promote Board effectiveness and are important to how we manage our business and to maintain our integrity in the marketplace. In setting our practices, we balance our corporate and stockholder interests, as well as applicable market practices and trends.
Our Corporate Governance Guidelines set forth a framework for our Company with respect to specific corporate governance practices. The guidelines are reviewed at least annually by the Governance/CR Committee, as well as amended from time to time to ensure they reflect evolving best practices, regulatory requirements and business needs. A copy of our guidelines is available on our Corporate Governance webpage at www.svb.com under “About Us—Investor Relations—Governance.”
Stockholder Rights
The Company’s charter documents provide our stockholders with important rights or other features, including:
•Ability to act by written stockholder consent;
•Proxy access, which enables eligible shareholders to include their nominees for election as directors in the Company's Proxy Statement (see “Meeting and Other Information - Stockholder Proposals and Director Nominations”);
•One single voting class;
•Majority voting standard for director elections (see “Meeting and Other Information - Majority Vote Standard”)
We do not have cumulative or supermajority voting requirements, nor do we have a “poison pill” in effect.
Communications with the Board
Individuals who wish to communicate with our Board may do so by sending correspondence to the attention of the Board (or committee, chair or individual director) to:
Corporate Secretary
SVB Financial Group
3003 Tasman Drive
Santa Clara, California 95054
Email: CorporateSecretary@svb.com
Telephone (408) 654-7400
Code of Conduct
We are deeply committed to maintaining the highest standards of ethical conduct that reflect our purpose and values. A copy of our Code of Conduct, which applies to all of our directors, executives and employees, including our senior financial officers, is available on our website at www.svb.com under “About Us—Investor Relations—Governance,” or can be obtained without charge by any person requesting it from the Corporate Secretary at the contact information above. Employees are trained on the principles of the Code of Conduct and must annually affirm that they have read, understand and are in compliance with the Code of Conduct. Violations or suspected violations of the Code of Conduct, including matters involving ethics, discrimination or harassment, may be reported through multiple channels, including to any member of our Executive Committee or the Chair of the Audit Committee. Additionally, anonymous and confidential reports of unethical conduct can be made through our “EthicsPoint” Hotline, which may be accessed from the internet or by calling a toll-free number and is available 24 hours a day, seven days a week. We intend to disclose any waivers from the Code of Ethics Provisions contained within our Code of Conduct granted to our directors, executive

SVB 2023 PROXY STATEMENT	31

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
officers or senior financial officers, and any substantive changes to our Code of Conduct by posting such information on our website. No such waivers or substantive changes were made during fiscal year 2022.
Political Activities
Our corporate responsibility includes participation in the political and public policy process, specifically in areas that impact the innovation economy and the banking industry, as well as our clients, stockholders, employees, communities and business. It is important that we engage with legislators and policymakers, where appropriate, and support initiatives to advocate constructively for the long-term interests of our business and our key constituents. Our political activities are subject to the oversight of our Governance/CR Committee, which recognizes the importance of appropriate governance and risk management of our corporate political activities, and reviews our activities for alignment with our business, strategy and corporate values, as well as compliance with applicable laws and regulations. Political contributions are made primarily through a federal Political Action Committee that is non-partisan and employee-funded. Political contributions utilizing corporate funds are limited and subject to restrictions and disclosure pursuant to our policies. For more information, see our “Statement on Political Activities,” which may be found on our website at www.svb.com under “About Us—Investor Relations—Governance.” Our Statement on Political Activities aims to ensure transparency of the Company's practices and procedures regarding political activities and oversight by our Executive Committee and the Board.

32	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Certain Relationships and Related Transactions
Related Party and Insider Loan Policies
We maintain written policies and procedures governing transactions with related persons (directors, director nominees, executive officers, holders of more than 5% of our common stock, and any of their immediate family members or affiliated entities (“Related Parties”) (“related party transactions”). Generally, these policies and procedures cover any transaction, arrangement or relationship in which: (i) we are a participant in the transaction; (ii) the aggregate transaction amount involved will or may be expected to exceed $120,000 in any calendar year; and (iii) a related person has or will have a direct or indirect material interest in the transaction. We also maintain written policies and procedures governing loan transactions with insiders (directors, executive officers and principal stockholders) and their related interests, pursuant to the applicable requirements of Regulation O of the Federal Reserve Act (“insider loans”).
The Audit Committee has primary responsibility for reviewing related party transactions and insider loans for potential conflicts of interest and approving them (or denying approval, as the case may be). The Audit Committee’s approval may be granted in advance, ratified or delegated to the committee chair or other member. Additionally, the Governance/CR Committee takes into consideration related party transactions and insider loans involving our directors as part of its annual director independence review. Further, in accordance with Regulation O, insider loans are subject to full Board approval; directors do not vote on or participate in Board discussions about any transaction in which they may have an interest.
Related Party Transactions
Ordinary Course Loan Transactions
During 2022, the Bank made loans to Related Parties, including certain companies in which certain of our directors or their affiliated venture funds are beneficial owners of 10% or more of the equity securities of such companies, that were (i) in the ordinary course of business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) not involving more than the normal risk of collectability or present other unfavorable features.
Employee Matters
SVB maintains a series of employee-funded investment funds known as Qualified Investors Funds (“QIFs”), which invest employees’ own capital in certain funds, including certain SVB Capital funds. We pass on the cost of external expenses to the QIF participants and do not charge a management fee. Participating employees must meet certain eligibility qualifications pursuant to applicable regulatory requirements. Of our executive officers, Messrs. Becker, Beck, Cox, Descheneaux, and Zuckert and Ms. Draper have each made commitments to QIFs in aggregate commitment amounts ranging from $150,000 to $2,550,000 depending on the number of QIF funds they participate in.
Vendor Arrangements
Cachematrix, a cash management platform provider for the Bank’s Cash Sweep Program, is controlled by BlackRock, Inc., which, together with its affiliates, owns greater than 5% of our outstanding voting securities. In 2022, we paid fees totaling approximately $590,000 to Cachematrix. Additionally, we offer certain BlackRock investment funds, among other third-party investment funds, under our Cash Sweep Program. In connection with offering BlackRock funds in our Cash Sweep Program, we earned approximately $101.2 million in fee sharing and related revenue for 2022. Client investments in the Cash Sweep Program are initiated and directed by clients themselves.
In addition, The Vanguard Group, which, together with its affiliates, owns greater than 5% of our outstanding securities, is the record-keeper and trustee of our 401(k) and Employee Stock Ownership Plan, as well as the record-keeper of our Deferred Compensation Plan. Fees relating to these services rendered for the fiscal year 2022 totaled approximately $347,000.

SVB 2023 PROXY STATEMENT	33

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Environmental, Social and Governance (ESG)
ESG Program Governance
Our ESG Program is supported by a robust governance framework at both the board and management levels. The Board of Directors has delegated primary oversight of our ESG practices to the Governance/CR Committee. The Governance/CR Committee's oversight includes environmental sustainability, climate change, the Company's external diversity, equity and inclusion ("DEI") initiatives, Board diversity, as well as our philanthropic strategy and advocacy activities; internal DEI is overseen by the Comp/HC Committee. The full Board and other of its committees also receive updates on ESG-related matters. From a management perspective, our ESG program governance includes executive oversight, dedicated program management and a commitment to transparency and accountability. Our ESG program is led by our Chief Marketing and Strategy Officer, with appropriate alignment and involvement from the Chief Executive Officer, other executive leaders and cross-functional management support. Our ESG Program Office team, led by our Head of Corporate Social Responsibility, is responsible for implementing ESG programs, processes and policies and partners across the organization to integrate ESG opportunities and risk management into the way we do business.
Our Commitment to ESG
For 40 years, we have helped the world’s most innovative companies and their investors move bold ideas forward fast. Our ability to make a difference is magnified by the outsized impact our clients often make. They develop incredible solutions — such as vaccines and therapies, clean water and funding sources for microbusinesses — and they create jobs around the world. Our dedication to supporting evolving technologies enables us to contribute to the creation of a more equitable and sustainable, low-carbon, net-zero emission economy. This includes expanding our commitment and investments to create a more diverse, equitable and inclusive company culture and innovation ecosystem, highlighted in our latest Diversity, Equity & Inclusion overview.
As described in our 2022 Environmental, Social and Governance Report, we are currently focused on advancing six ESG strategic initiatives:

01	Engaging and empowering employees	04	Supporting communities where we live and work
02	Building a culture of diversity, equity and inclusion at SVB	05	Advancing the transition to a sustainable, low-carbon world
03	Championing inclusion in the innovation economy	06	Practicing responsible corporate governance
The contents of our website referenced in this section (including reports and other disclosures) are not deemed incorporated by reference in this Proxy Statement.
ESG Highlights
We continue to evolve our ESG efforts and corresponding disclosures to keep pace with the Company’s growth, seek alignment with business opportunities, improve ESG-related risk management and incorporate the input of our various stakeholders, including our employees and shareholders. This summary reflects selected highlights of our various ESG efforts during 2022, unless otherwise indicated, and is not an exhaustive list. See below for details on where you can find additional ESG disclosures.

34	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Environmental
Climate
•In January 2022, SVB committed to provide at least $5 billion in loans, investments and other financing by 2027 to support companies that are working to decarbonize the energy and infrastructure industries and hasten the transition to a sustainable, net-zero emission economy in several related sectors.
•We also committed to reducing our own emissions and continue to take steps to achieve carbon neutral operations, including business travel, and 100% renewable electricity by 2025.
•We signed on as a member of the Risk Management Association’s Climate Risk Consortium with nearly 20 other banks.
•We continue to conduct our greenhouse gas emissions inventory according to the guidelines of the Greenhouse Gas Protocol; full year 2021 data is included in our 2022 ESG Report and CDP response.
Social
Internal DEI
•We introduced DEI goals related to increasing representation of women in senior leadership roles globally to 43%, as well as increasing Black/African American and Hispanic/Latinx representation in senior leadership roles to 5% and 6%, respectively, by 2025. Our goals also include providing DEI education for employees and increasing spend with diverse suppliers.
•We published our DEI overview and continue to share our annual US EEO-1 Report and UK Branch Gender Pay Gap Report.
•We implemented a diversity slate initiative to ensure a diverse candidate pool during the interview stage for senior leadership roles.
•We continued to engage in experiential DEI learning and skill-building, through formal training courses and on-demand resources designed to address bias, systemic racism and social oppression, as well as promote allyship and inclusive behaviors.
•We continued supporting the Employee Resource Groups to unite diverse groups of employees to build community, enhance career development and contribute to professional and personal development.
•We continued to engage on key issues impacting underrepresented groups, such as by creating forums for employee feedback and discussion, including our quarterly DEI Townhalls, and providing leadership with training and resources to help them navigate conversations on DEI-related matters.
•We became a signatory of CEO Action for Diversity & Inclusion, a growing coalition pledging our commitment and advancement of diversity and inclusion in the workplace.
Advancing Equity in the Innovation Economy
•We remain committed to advancing underrepresented groups in the innovation economy – particularly women and Black and Latinx individuals, through our five-year, $50 million commitment to reach 25,000 people through our Access to Innovation platform (2021-2025). To date against this commitment, SVB has reached more than 17,000 individuals and deployed more than $25 million through fellowships, internships, scholarships, and other avenues, as well as by working with partners at Black VC, Latinx VC and Venture Forward to reach underrepresented investors; and has made milestone investments in and secured partnerships with organizations focused on similar goals, such as Valence, the Boardlist and Hello Alice.
•In 2022, we announced an equity audit to collectively review our externally focused-DEI efforts, under the banner of the Access to Innovation platform, and enable us to: (a) better understand how our external DEI efforts work toward our end goal of creating a more diverse and inclusive innovation economy; (b) assess the Access platform’s gender and racial

SVB 2023 PROXY STATEMENT	35

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
equity impact; and (c) develop a proactive approach for responding to any necessary remediation identified as a result of the audit. We value the input of our shareholders and all of our stakeholders and recognize the importance of assessing the progress and impact of our Access platform. We expect to publish the audit findings in Q3 2023.
•We also launched an external advisory board for Access to Innovation to advise, guide and help drive the program's core objectives. The founding members comprise a diverse group of industry and thought leaders within the innovation economy.
Community
•We continue to make progress toward our five year, $11.2 billion community benefits plan commitment by providing financial support to low- and moderate-income communities in California and greater Boston. We will report on our 2022 progress toward this commitment in our 2023 ESG Report.
•SVB earned an "Outstanding" rating from the Federal Reserve Bank for our 2018-2020 CRA strategic plan.
•We exceeded our annual, aspirational goal of giving 1% of our net income to charitable causes in 2022 by donating approximately $20 million via our various philanthropic programs, including the SVB Foundation.
•We donated 21 full-ride and partial scholarships at four US-based universities for students in need over the last two years.
Governance
Disclosures
•We issued our first annual ESG Report in August 2022, replacing the annual Corporate Responsibility Report published in prior years. In addition, we published updates to our Sustainability Accounting Standards Board (“SASB”) framework, Task Force on Climate related Financial Disclosures ("TCFD") framework, CDP and World Economic Forum Stakeholder Capitalism (“WEF”) disclosures.
ESG Governance
•We enhanced our ESG governance framework by expanding the oversight of the Governance/CR Committee in relation to our ESG strategy and program.
2022 Recognitions
We are proud of the recognition our ESG-related initiatives received in 2022. For the fifth consecutive year, we were included in Bloomberg’s Gender-Equality Index, which tracks the financial performance of public companies committed to supporting gender equality through policy development, representation and transparency. We were also included in the 2022 rankings of America’s Most JUST Companies, Newsweek’s list of America’s Most Responsible Companies, and the Silicon Valley Business Journal and San Francisco Business Times' lists of Top Corporate Philanthropists. We also received the 2022 Foreign Policy Association Corporate Social Responsibility Award.
Where You Can Find More Information
Our ESG disclosures are consistent with our longstanding commitment to transparency and accountability. You can find our ESG disclosures and additional information about SVB's corporate responsibility efforts on our website under “About Us—Living Our Values.”

36	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

02
Proposal Two | Approval of Second Amended and Restated Certificate of Incorporation
The Board of Directors recommends a vote "FOR" the approval of our Second Amended and Restated Certificate of Incorporation to update the exculpation provision to align with Delaware law.

We are asking our stockholders to approve the Second Amended and Restated Certificate of Incorporation, which reflects amendments to align the exculpation provision with current Delaware law.
Delaware recently amended Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) to allow Delaware corporations to exculpate (i.e., to limit or eliminate the monetary liability of) both senior officers and directors for certain fiduciary duty breaches, as further described below. Currently, the Ninth Article of our Amended and Restated Certificate of Incorporation provides exculpation for directors, but not senior officers. The Company is proposing to amend our Amended and Restated Certificate of Incorporation to provide exculpation for senior officers, in addition to directors, consistent with, and to the extent permitted by, Delaware law.
The Board has approved the Second Amended and Restated Certificate of Incorporation, subject to approval from our stockholders at the Annual Meeting. The general description of the amendment to our Amended and Restated Certificate of Incorporation is a summary only and is qualified in its entirety by, and subject to, the full text of the proposed Second Amended and Restated Certificate of Incorporation, which is included as Appendix A to this Proxy Statement, marked with underlines and strike outs to show the relevant additions and deletions, respectively.
Background
Section 102(b)(7) of the DGCL previously permitted Delaware corporations to exculpate directors, but not officers. Last August, the Delaware legislature amended Section 102(b)(7) to permit Delaware corporations to exculpate certain senior officers, in addition to directors. However, for both directors and officers, the amended Section 102(b)(7) does not permit exculpation with respect to breaches of the duty of loyalty; acts or omissions not in good faith or those that involve intentional misconduct or a knowing violation of law; or any transactions in which a director or officer derived an improper personal benefit. Further, specifically for senior officers, the amended Section 102(b)(7) only permits exculpation for direct claims brought by stockholders (as opposed to derivative claims made by stockholders on behalf of the corporation, with respect to which exculpation of officers is not permitted).
To keep our exculpation provision aligned with the amended Section 102(b)(7), we are proposing to update the exculpation provision in the Ninth Article of our Amended and Restated Certificate of Incorporation. If the Second Amended and Restated Certificate of Incorporation is approved by our stockholders, directors and certain senior officers will be exculpated from monetary liability from certain breaches of fiduciary duty, solely to the extent permitted by Section 102(b)(7) of the DGCL.
Reasons for the Amendment
The Board believes that providing exculpation to senior officers (to the extent permitted by Delaware law) is important, particularly for a financial services company like us, in order to attract and retain executive talent who can deliver a high level of performance for our stockholders. Exculpation has been available to directors of Delaware corporations for a long time, and we expect our peers to exculpate their senior officers now that Delaware law permits such exculpation. If our peers adopt such exculpation provisions and we do not, our ability to attract and retain highly qualified officer candidates in this competitive marketplace may be adversely impacted. In particular, officer candidates for financial sector companies often weigh the benefits of serving as an officer with

SVB 2023 PROXY STATEMENT	37

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
potential exposure to liability, costs of defense and other risks of proceedings, given the current litigious environment and the complex regulatory environment in which we operate.
In addition, adopting an exculpation provision that aligns with current Delaware law could prevent costly and protracted litigation that distracts our directors and senior officers from important operational and strategic matters. Our directors and senior officers are often called upon to make decisions on crucial matters in response to time-sensitive challenges and opportunities, including in light of changes in macroeconomic conditions and the evolving regulatory landscape. In the current litigious environment, these decisions can create substantial risk of claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight. An exculpation provision that aligns with current Delaware law would empower both directors and senior officers to exercise their business judgment in furtherance of stockholder interests. On the other hand, even under the amended exculpation provision, our directors or senior officers would not be protected from liability for breaches of the duty of loyalty, acts or omissions not in good faith or those that involve intentional misconduct or a knowing violation of law, or any transactions in which a director or officer derived an improper personal benefit.
For these reasons, the Board believes this proposal to approve the Company’s Second Amended and Restated Certificate of Incorporation, which would update the exculpation provision to align with Delaware law, is in the best interests of the Company and our stockholders. If stockholders approve this Proposal No. 2, the Company’s Second Amended and Restated Certificate of Incorporation will become effective upon its filing with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval.
Our Board of Directors recommends that stockholders vote “FOR” the approval of the Company’s Second Amended and Restated Certificate of Incorporation to update the exculpation provision to align with Delaware law.

38	SVB 2023 PROXY STATEMENT

Executive Officers and Compensation
Information on Executive Officers
Our executive officers perform policy-making functions for us within the meaning of applicable SEC rules. They may also serve as officers of Silicon Valley Bank (the "Bank") and/or our other subsidiaries. There are no family relationships among our directors or executive officers. The following information outlines the name and age of each of our executive officers, as of the date of this Proxy Statement, and his or her principal occupation with the Company, followed by his or her biography below.
In 2022, we welcomed two new executives: Laura Cushing, Chief Human Resources Officer, and Kim Olson, Chief Risk Officer. Ms. Cushing and Ms. Olson bring to the executive team strong experience leading human resources and risk functions, respectively, at large, complex organizations.

Name	Age	Principal Occupation

Greg Becker	55	President and Chief Executive Officer
Dan Beck	50	Chief Financial Officer
Philip Cox	56	Chief Operations Officer
Laura Cushing	54	Chief Human Resources Officer
Michael Descheneaux	55	President, Silicon Valley Bank
Michelle Draper	55	Chief Marketing and Strategy Officer
Kim Olson	58	Chief Risk Officer
Michael Zuckert	64	General Counsel

Executive Biographies
Greg Becker’s biography can be found under “Proposal No. 1—Election of Directors” above.
Dan Beck, Chief Financial Officer, joined us in June 2017 and is responsible for our finance, treasury and accounting functions. Before joining the Company in 2017, Mr. Beck served as the Chief Financial Officer for Bank of the West, then a subsidiary of BNP Paribas Group, from June 2015 to May 2017 and as Executive Vice President and Corporate Controller from June 2008 to June 2015. Prior to his tenure at Bank of the West, Mr. Beck held various finance and accounting roles with Wells Fargo Bank, the Federal Home Loan Mortgage Corporation, E*TRADE Financial Corporation and Deloitte & Touche LLP. Mr. Beck holds a Bachelor’s degree in Accounting from Virginia Commonwealth University and a Bachelor’s degree in Biology from Virginia Polytechnic Institute and State University.
Philip Cox, Chief Operations Officer, is responsible for our core operations, enterprise project management, client service and information technology teams. Mr. Cox joined us in 2009 as Head of UK, Europe & Israel, and was appointed Head of Europe, Middle East and Africa and President of the UK Branch in 2012, where he was focused on the international development of our business and was responsible for our UK Branch, prior to his appointment to his current role in 2019. Prior to joining the Company, Mr. Cox was Head of Commercial Banking at the Bank of Scotland in London, a division of Lloyds Banking Group (2008-2009) and the Chief Executive Officer of Torex Retail PLC (2005-2008). Prior to his tenure at Torex Retail PLC, Mr. Cox spent approximately 23 years with NatWest/RBS Group in a variety of positions, including Managing Director of Transport and Infrastructure Finance,

SVB 2023 PROXY STATEMENT	39

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Regional Managing Director of the North of England Region and the same position for the South West and Wales business. Mr. Cox is a member of the Chartered Institute of Bankers (UK) and the Association of Corporate Treasurers (UK).
Laura Cushing, Chief Human Resources Officer, oversees our human resources function, which includes our compensation, global mobility, recruiting and learning and development functions. Before joining the Company, Ms. Cushing served as the Chief Human Resources Officer for Loews Corporation, a diversified holding company, from 2016 to 2022. Prior to Loews, Ms. Cushing held various leadership roles at JPMorgan Chase & Co., including Head of Talent Management and Organizational Development and roles in the wholesale, consumer banking and corporate business groups. Ms. Cushing holds a Bachelor’s degree in Psychology from The University of Rhode Island and a Master’s degree in Human Resource Development from Villanova University.
Michael Descheneaux, President, Silicon Valley Bank, oversees the Company’s global commercial bank, private bank and funds management businesses, as well as credit administration. Mr. Descheneaux joined us in 2006 as Managing Director of Accounting and Financial Reporting, and was appointed as Chief Financial Officer in 2007, where he was responsible for all our finance, treasury, accounting and legal functions, as well as our funds management business until he assumed his current role in 2017. Prior to joining the Company, Mr. Descheneaux was a managing director of Navigant Consulting (2004-2006) and held various leadership positions with Arthur Andersen (1995-2002). Mr. Descheneaux holds a Bachelor’s degree in Business Administration from Texas A&M University. He is also a certified public accountant, as well as a member of the Texas State Board of Public Accountancy.
Michelle Draper, Chief Marketing and Strategy Officer, is responsible for leading the corporate strategy, marketing, R&D and client capabilities to best serve clients and drive business results. Prior to joining us in 2013, Ms. Draper held various senior-level marketing positions at Charles Schwab & Co. (1992-2013), including as Senior Vice President of Institutional Services Marketing, where she oversaw advertising, brand management and other key marketing strategies. Prior to that, Ms. Draper also served as a director of Investor Services Segment Marketing and Vice President of Advisor Services Marketing Programs, developing marketing strategies for both the retail and institutional sides of the Charles Schwab business. Ms. Draper holds a Bachelor’s degree in Journalism from California Polytechnic State University – San Luis Obispo, as well as Series 7 General Securities Representative and Series 24 General Securities Principal licenses.
Kim Olson, Chief Risk Officer, is responsible for leading our enterprise-wide risk management, corporate compliance and regulatory functions. Ms. Olson joined the Company from Sumitomo Mitsui Banking Corporation (SMBC), a Japanese multinational banking and financial institution, where she served as Co-General Manager (Risk Management Department, Americas Division) and Chief Risk Officer (Americas) from 2018 to 2022 and Executive Officer of SMBC and Sumitomo Mitsui Financial Group from 2021 to 2022. Prior to that, Ms. Olson held senior positions at various multinational organizations, including Senior Managing Director, Enterprise Risk Management at AIG (2013-2017), Principal at Deloitte & Touche (2011-2013) and Managing Director at Deutsche Bank (2007-2010). She previously held a variety of senior policy, regulatory and examination roles in banking supervision at the Federal Reserve Bank of New York over a period of ten years. Ms. Olson holds a Bachelor's degree in Political Science from Santa Clara University and a Master's degree in Public Administration from Harvard University.
Michael Zuckert, General Counsel, is responsible for all our legal and government affairs matters. Prior to joining the Company in 2014, he served in a wide range of legal positions within the financial services industry. Most recently, he served as Deputy General Counsel of Citigroup (2009-2014), where he served as general counsel for the company’s non-core assets business, Citi Holdings, and focused on mergers and acquisitions. Prior to his time at Citigroup, Mr. Zuckert held various senior-level positions at Morgan Stanley & Co. Inc. and was Vice President and General Counsel at TheStreet.com, Inc., an online financial news provider. Mr. Zuckert is a director of the Law Foundation of Silicon Valley, a member of the leadership council of Tech:NYC and a member of the Investment Committee of Waterman Ventures as well as an advisory member of the Board of the Silicon Valley Directors’ Exchange. He holds Bachelor’s degrees in History and Law and Society from Brown University and a Juris Doctor from New York University School of Law.

40	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

03
Proposal Three | Advisory Approval of Our Executive Compensation
The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are seeking a non-binding, advisory vote (otherwise known as "Say on Pay") to approve the compensation of our Named Executive Officers ("NEOs"), as described in the "Compensation Discussion and Analysis" section of this Proxy Statement. This vote allows our stockholders to indicate their support for our executive compensation program for our NEOs, including their overall compensation and our compensation philosophy, policies and practices, by voting “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon the Board or the Comp/HC Committee. However, the Board and Comp/HC Committee value the opinion of our stockholders and will take into consideration the outcome of this advisory vote when considering future executive compensation arrangements. Stockholders are encouraged to carefully review the following “Compensation Discussion and Analysis” and “Compensation for Named Executive Officers” sections for a detailed discussion of our executive compensation program for our NEOs.
We currently conduct "Say on Pay" votes on an annual basis. Under Proposal No. 4 of this Proxy Statement, we are separately seeking a non-binding, advisory vote to approve continuation of an annual frequency for "Say on Pay" votes.

SVB 2023 PROXY STATEMENT	41

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

04	Proposal Four | Advisory Approval of Frequency of "Say on Pay" Votes The Board of Directors recommends an ANNUAL frequency of future "Say on Pay" votes.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are seeking a non-binding, advisory vote (otherwise known as "Say on Frequency") on how frequently we should seek an advisory vote, or Say on Pay, on the compensation of our NEOs. Stockholders may indicate whether they prefer a Say on Pay vote on an annual (every one year), biennial (every two years) or triennial (every three years) basis.
Our Board has determined that an annual Say on Pay vote remains the most appropriate for our stockholders. Our Board values the opinions of our stockholders and believes that an annual vote will continue to allow our stockholders to provide us with direct input on our executive compensation program for our NEOs each year.
Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into consideration the outcome of the vote when considering how frequently to submit an advisory "Say on Pay" proposal for stockholder approval.
Our Board of Directors recommends that stockholders vote for an ANNUAL frequency of future "Say on Pay" votes.
It is expected that the next Say on Pay frequency vote will occur at the 2029 annual meeting of our stockholders.

42	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Compensation & Human Capital Committee Report
This Compensation & Human Capital Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Act or the Exchange Act, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.
The Compensation & Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based on this review and these discussions, the Compensation & Human Capital Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2022 and this Proxy Statement.
This report is included herein at the direction of the members of the Compensation & Human Capital Committee.
Compensation & Human Capital Committee
Garen Staglin (Chair)
Richard Daniels
Alison Davis
Thomas King
Jeffrey Maggioncalda

SVB 2023 PROXY STATEMENT	43

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) discusses the compensation philosophy, methodology and structure of our 2022 executive compensation program, primarily as it relates to our “named executive officers” (“NEOs”) for 2022 listed below.

Greg Becker - President & CEO	Philip Cox - Chief Operations Officer
Dan Beck - Chief Financial Officer	Michael Zuckert - General Counsel
Michael Descheneaux - President of Silicon Valley Bank	Laura Izurieta - Former Chief Risk Officer*
*Ms. Izurieta departed the Company on October 1, 2022. For additional information, please see "Compensation For Named Executive Officers—Summary Compensation Table" and "Compensation For Named Executive Officers—Other Post-Employment Payments" below.
Overview of 2022 Executive Compensation
The Company overall delivered a healthy year of financial performance and business growth despite a challenging macroeconomic environment. We continued to focus our attention on developing strategies and solutions to continue to support clients and partners to innovate and thrive, heightening our focus on risk management and controls, prioritizing and supporting our business and people, and supporting a culture that promotes the growth of our employees. We also continued to maintain our core compensation strategy and objectives, including pay for performance, appropriate risk management and talent retention. As further explained in this CD&A, our key areas of focus in 2022 were:
•Maintaining our core executive compensation program which emphasizes pay for performance, particularly long-term performance (in an effort to align with stockholders’ interests and drive accountability), consistent with prior years.
•Continuing to focus on risk management as a key component of compensation decisions.
•Expanding our focus on human capital, including DEI initiatives and leadership development and succession planning.
Our pay decisions reflected our 2022 performance. In determining executive compensation for 2022, the Comp/HC Committee took into consideration actual performance against targets, as well as the market challenges that impacted our performance, including balance sheet pressures and declines in stock price performance. Accordingly, annual ICP was funded below target, and individual awards were adjusted based on performance, resulting in payments for eligible NEOs between 46% and 91% of applicable ICP targets. Long-term performance-based equity awards for 2020-2022 were partially earned at 62.5% of target.
Our executive compensation strategy is based on our commitment to effectively drive the Company’s sustainable, long-term global growth and strategy, as well as to hold management accountable for performance.

44	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2022 Executive Compensation Elements At-A-Glance

	CASH		EQUITY
	Salary	ICP	PRSUs (50%)	Stock Options (25%)	RSUs (25%)
Purpose	Designed to attract and retain experienced executives. Reflects scope of leadership, years of experience, skills, market competitiveness and on-going individual performance.	Short-term incentive designed to reward based on financial performance and achievement of individual goals and objectives.	Long-term incentive designed to align executives with stockholder interests by aligning payouts to financial performance relative to peers.	Long-term incentive designed to align executives with stockholder interests by aligning payouts to share price performance over time.	Long-term incentive designed to align executives with stockholder interests and retain executives.
Performance Period	Ongoing	1-Year	3-Year	4-Year Vesting Period
Performance Measures	-	ROE*	TSR* ROE*	Stock Price Appreciation^
^RSU and stock option awards are based on a fixed number of shares at the time of grant; any incremental value realized above the grant value of RSUs and stock options, as well as earned PRSUs, is based on stock price appreciation.
*Includes measurement of performance relative to peers.
2022 Executive Compensation Highlights

$1.5B	$25.35	12.14%	(66)%
Net Income	EPS	ROE	TSR
Pay for Performance
Despite broader market conditions, we delivered a year of solid strategic execution, business and new client growth and healthy financial performance, resulting in total net income, EPS, ROE and TSR performance for the year 2022 as highlighted above. Other notable accomplishments included: growing our workforce and talent base across business units and jurisdictions, continuing support of our clients and employees operating in a predominantly virtual environment and further advancing our DEI initiatives.
The Comp/HC Committee’s compensation decisions for 2022 reflected our overall performance balanced with prudent risk taking, commitment to maintaining our company’s strong culture and values, and further definition of and collaboration across business units. Compensation was determined reflective of actual performance and the market challenges that impacted our performance, including balance sheet pressures and declines in stock price performance. Individual annual ICP awards were adjusted accordingly.
As further discussed in this CD&A, specific performance metrics for 2022 annual and long-term incentive awards include ROE and TSR, and in certain cases our performance is measured relative to peer performance. More specifically, ROE is a performance metric for both our annual ICP funding and PRSU awards. This is an intentional design by the Comp/HC Committee, because it believes that ROE is the most appropriate indicator of our short-term and long-term financial performance as it demonstrates how efficiently the Company is using capital invested by shareholders to generate profit. We use ROE both on an absolute basis and relative to peers. While the Comp/HC Committee has considered other more absolute measures of earnings (e.g., EPS or Net Income) in place of ROE in either the long-term or the short-term plan, the committee believes ROE is a preferred metric to assess profitability and shareholder return.

SVB 2023 PROXY STATEMENT	45

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2022 NEO Pay
In designing the 2022 compensation structure, we continued to emphasize long-term, performance-based pay. 90% of our CEO's total target pay and 81% of our other NEOs' total target pay is at risk and subject to Company/individual performance. Total target pay consisted of 2022 annual base salary, target ICP value and target annual equity award grant value for PRSUs, RSUs and stock options. We place greater emphasis on long-term, performance-based pay in our target pay mix set forth below relative to our 2022 Peer Group. Compared with Mr. Becker's target pay mix shown below, the average target pay mix for CEOs in our Peer Group is 63% long-term pay and 37% short-term pay.^
*Excludes former executive, Ms.Izurieta.
^Based on our 2022 Peer Group and peer compensation data available at the time of determination of Mr. Becker’s 2022 compensation.

46	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Executive Compensation – Summary of Key Features
The key features of our executive compensation programs and practices align with our executive compensation philosophy and program objectives, align with stockholder interests, reflect best practices and discourage and mitigate excessive risk taking.

What We Do

✓	Pay for performance: 90% of our CEO's total target compensation and 81% of our other NEOs' target compensation is "at-risk" based on Company and share price performance.

✓	Align with stockholders: 71% of our CEO's target compensation and 59% of our other NEOs' target compensation is based on long-term incentives.

✓
Incentivize both short- and long-term performance: Balanced performance metrics to drive both short-term and long-term objectives utilizing performance metrics focused on stockholder return (including ROE and relative TSR).

✓	Align compensation decisions to peer group and best practices: Review market data from our peer group as well as other financial services firms.

✓	Value stockholder feedback: We conduct an annual Say on Pay vote (89% approval in 2022) and solicit feedback from stockholders throughout the year.

✓	Require significant stock ownership: Our executives are subject to rigorous stock ownership requirements.

✓	Retain an Independent Compensation Consultant: We engage an independent compensation consultant who reports directly to the Comp/HC Committee.

✓
Discourage unnecessary risk taking: With oversight of performance and compensation practices that maintain sound risk management and promote compliance with laws, regulations and policies, the Comp/HC Committee can adjust payouts for negative risk outcomes.

✓	Maintain strong hedging and pledging restrictions: By policy, executives are not permitted to hedge, sell puts, sell shorts or sledge our securities.

✓	Pay severance upon a "double trigger" qualifying termination in the event of a change in control.

✓	Maintain recoupment/clawback policy: We can recoup annual incentive payments and long-term incentive compensation, including upon a financial restatement or detrimental conduct.

What We Don't Do

X	Provide tax gross-ups in the event of a change in control: Under our executive Change in Control Plan, there are no 280G excise tax gross-ups.

X	Allow repricing of underwater stock options: We cannot re-price outstanding stock options without stockholder approval.

X
Provide enhanced benefits plans for our NEOs: Our NEOs generally participate in the same retirement, health and welfare plans broadly available to all U.S. employees. The Company does not sponsor any pensions or supplemental retirement (SERP) plans for executives.

X	Offer excessive perquisites to our NEOs.

X	Enter into individual employment agreements with our NEOs: Except for our at-will offer letters, we do not have any individual employment agreements for our NEOs.

SVB 2023 PROXY STATEMENT	47

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Executive Compensation Program Objectives

Pay for Performance Link pay to Company and individual performance, with long-term emphasis	Pay Competitively Pay based on external market standards, while considering internal parity	Top Executive Talent Attract and retain a cohesive, top-talent executive team	Governance & Risk Management Focus on strong governance and sound risk management practices	Stockholder Alignment Align interests with our stockholders and other stakeholders (e.g., rewarding increase in total franchise value)
Our compensation philosophy and program also take into account considerations including: our business and strategic objectives of sustainable long-term global growth; the relative complexity our business diversity represents in an organization of our size; emerging trends in executive compensation (particularly for financial institutions); and market practices.

Glossary of CD&A Terms	DCP DEI EPS ERM	–Deferred Compensation Plan –Diversity, equity and inclusion –Earnings Per Share –Enterprise-wide Risk Management	ICP NEO PRSU	–Incentive Compensation Plan (annual cash incentive plan) –Named Executive Officer –Performance-Based Restricted Stock Unit	ROE RSU TSR	–Return on Equity –Restricted Stock Unit –Total Stockholder Return

48	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Compensation Governance and Risk Management
Role of Compensation & Human Capital Committee and the Independent Board Members
All members of the Comp/HC Committee are “independent” under applicable NASDAQ rules. The Comp/HC Committee has primary oversight of our executive compensation program as provided in its charter, including the design and administration of executive compensation plans in a manner consistent with the executive compensation program objectives described above. More specifically, the Comp/HC Committee determines compensation strategy, establishes applicable performance goals and metrics, selects forms of compensation, determines the overall pay mix, sets target pay levels, and approves final executive compensation awards.
In the case of the CEO, the Comp/HC Committee makes recommendations about CEO pay decisions for approval by the independent members of the full Board (all Board members except the CEO, acting as a committee). Subject to the recommendation of the Comp/HC Committee, all of the independent directors of the Board review and approve the compensation for the CEO. Such review and approval are conducted during executive sessions, where neither the CEO nor any other member of management is present. In the case of all other non-CEO executives, as well as other key positions, the Comp/HC Committee reviews and approves the compensation of such individuals. The determination of compensation awards for all non-CEO positions is conducted during executive sessions, where the CEO may participate at the Comp/HC Committee’s invitation.
The Comp/HC Committee regularly monitors performance against established goals, approves funding accruals, and focuses on other aspects of the compensation program, including, among other things, peer group review and determination, compensation risk review, and monitoring of market and governance trends impacting compensation.
In carrying out its oversight responsibilities, the Comp/HC Committee regularly reports to the Board on the actions it has taken, as well as confers with the Board on compensation matters, as necessary. The Comp/HC Committee also makes recommendations for all other compensation-related matters that require full Board approval.
The Comp/HC Committee meets on a regular basis, and routinely meets in executive sessions without management present. During 2022, the committee held 11 meetings, including a separate annual session dedicated to enhancing compensation strategy based on the direction of the business and market trends and discussing the broader HR strategy as it relates to attracting and retaining talent, succession planning, and diversity, equity and inclusion. In 2023, the Comp/HC Committee held two meetings to assess achievement of Company and individual performance objectives, review individual performance against established risk management parameters and make 2022 short-term compensation decisions.
Role of Chief Executive Officer
At the Comp/HC Committee’s request, our CEO will attend portions of the Comp/HC Committees' meetings and certain executive sessions to discuss the Company’s performance and compensation-related matters, as well as his recommendations for compensation for our executives of the Company (excluding himself). The CEO does not participate in any deliberations relating to his own compensation. The Comp/HC Committee considers the CEO’s input and recommendations, but retains full discretion to approve all non-CEO executive compensation (and the independent members of the full Board have discretion to approve CEO compensation, as described above).
Role of Compensation & Human Capital Committee Consultant
Consistent with prior years, the Comp/HC Committee retained Pay Governance LLC, an independent executive compensation consultant, to provide advice and recommendations on all compensation matters under its oversight responsibilities as defined in the committee’s charter. The Comp/HC Committee, in its sole discretion, selects the consultant and determines its compensation and the scope of its responsibilities.
In 2022, Pay Governance assisted the Comp/HC Committee with: advice and recommendations regarding the Company’s compensation philosophy and strategies; advice on director and executive compensation levels and practices, including review and

SVB 2023 PROXY STATEMENT	49

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
recommendations on director, CEO and other executive compensation and evaluation of CEO pay and Company performance; assessment of realizable pay and performance; advice on the Company’s peer group; guidance on the design of the Company’s compensation plans and policies, including recoupment policy and executive/director stock ownership guidelines; evaluation of performance metrics and peer performance; assistance with the Comp/HC Committee’s annual compensation risk review; and periodic reports to the Comp/HC Committee on market and industry compensation trends and regulatory developments.
Pay Governance provides services only to the Comp/HC Committee, and not to the Company, and did not provide any additional services to the Comp/HC Committee outside of executive and director compensation consulting during 2022. The Comp/HC Committee does not believe there were any potential conflicts of interest that arose from any work performed by Pay Governance during 2022.
Compensation & Human Capital Committee – Key Areas of Focus
Prudent Risk Management
Prudent risk management is a primary area of oversight of the Comp/HC Committee. At the direction of the Comp/HC Committee and in coordination with the Risk Committee, Pay Governance conducts an annual review of the Company’s incentive programs, including design and risk assessments. Additionally, management performs an annual risk assessment of certain compensation plans, which includes back-testing of awards to evaluate against plan design, governance and risk mitigation. Our Chief Risk Officer (in the case of 2022, Risk senior leadership) reviews and shares input on those risk assessments, and discusses with the Comp/HC Committee the safety and soundness of our compensation programs (including plan design and execution), and any recommendations. Based on these assessments and discussions, we do not believe that our compensation program promotes excessive risk taking or creates risks that are reasonably likely to have a material adverse effect on the Company.
Moreover, from time to time, the Comp/HC Committee may implement policies or other tools to strengthen compensation risk management, such as the Company’s Recoupment Policy, which applies to our executives, certain senior level employees and other material risk takers. See “Executive Benefits and Other Executive Compensation-Related Matters—Compensation Recoupment Policy” below.
In 2022, the Comp/HC Committee adopted a formalized framework for assessing risk taking across four different evaluation areas for all NEOs (including the CEO), including (i) performance against stated risk management goals, (ii) performance against assigned risk-related objectives and key results, (iii) qualitative feedback on risk behaviors from risk partners in the second line of defense and (iv) analysis of any key risk events or deficiencies. As demonstrated in the "Executive Compensation Pay Decisions—ICP-2022 NEO Awards" section below, risk management played a significant role in determining ICP payouts in 2022.
The safety and soundness of our compensation programs are routinely discussed at the Board level, both with and without the CEO present. In particular, the chair of our Comp/HC Committee reports to and discusses compensation matters with the full Board and the Risk Committee. The chair of the Comp/HC Committee (Mr. Staglin) is also a member of the Risk Committee. Additionally, certain compensation matters are also reviewed by the Audit Committee, specifically those related to exclusions under our performance-based funding arrangements, where applicable.
Competitive Benchmarking Against Peers
The Comp/HC Committee routinely benchmarks and compares our compensation and performance against selected peer companies, utilizing this information as a reference for setting pay and making pay decisions. The Comp/HC Committee, with its compensation consultant and management, conducts a review, at least annually, of the composition of the Company’s peer group to determine whether any changes are warranted. In its determination, the Comp/HC Committee considers a variety of factors and characteristics including, among other things, banking industry, business model, product offering, complexity of the business, geography, market capitalization, asset size, assets under management, number of employees, performance on financial and market-based measures, brand, and extent they compete with our business, as well as for talent. For example, in conducting its review, the Comp/HC Committee takes into account the increase in growth and complexity of our business, and the impact of such

50	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
growth on demands on our existing talent, any further specialization needs for our workforce, as well as increased competition for our talent with other institutions of similar sophistication within the industry.

2022 Peer Group
Capital One Financial Corporation	First Republic Bank	PNC Financial Services Group, Inc.	Truist Financial Corporation
Charles Schwab Corporation	KeyCorp	Regions Financial Corporation	U.S. Bancorp
Citizens Financial Group, Inc.	M&T Bank Corporation	Signature Bank
Fifth Third Bancorp	Northern Trust Corporation	State Street Corporation

For 2022, the Comp/HC Committee selected 14 peer companies (listed above), based on its review of the evaluation criteria (described above). The peer group benchmarking review for 2022 compensation was conducted in November 2021 and was based on our size and business scope at that time. Given the Company's growth in 2021, several changes were made to the peer companies in order to reflect our business and size. Compared with the peer group from 2021, we added Capital One Financial Corporation, The Charles Schwab Corporation, PNC Financial Services Group, Inc., State Street Corporation, Truist Financial Corporation and U.S. Bancorp to our peer group. Given the large growth in our business in 2021, we removed Associated Banc Corp, BOK Financial Corporation, Comerica Incorporated, Cullen/Frost Bankers, Inc., East West Bancorp Inc., Huntington Bancshares, Webster Financial Corp., and Zions Bancorporation.
The Comp/HC Committee does not solely rely on comparative data from the peer group in making compensation decisions. Such comparative data provides helpful market information about our peer companies as a reference, but the Comp/HC Committee does not target any specific positioning or percentile, nor does it use a formulaic approach, in determining executive pay levels. The Comp/HC Committee may refer to other banks or financial companies outside of the peer group for additional benchmarking comparative information. It also utilizes other resources, including published compensation surveys (from Willis Towers Watson and McLagan), proxy statements and other available compensation data. All such comparative peer data and supplemental resources are considered, along with the Company’s pay for performance and internal parity objectives. All applicable information is reviewed and considered in aggregate, and the Comp/HC Committee does not place any particular weighting on any one factor.
Performance-Based Compensation – Design and Assessment
Another primary area of focus of the Comp/HC Committee is the design of performance-based compensation, including selecting and setting appropriate performance metrics and measuring actual performance against those metrics. The Comp/HC Committee monitors performance of current year performance-based awards, as well as designs and plans performance metrics for future years. In designing performance metrics, the Comp/HC Committee reviews market and peer practices, as well as seeks the input of the full Board and the CEO to take into account key areas of strategic and business focus.
As further discussed in this CD&A, specific performance metrics for recent annual and long-term incentive awards include ROE and TSR, and in certain cases our performance is measured relative to peer performance. More specifically, ROE is a performance metric for both our annual ICP funding and PRSU awards. This is an intentional design by the Comp/HC Committee because it believes that ROE is the most appropriate indicator of our short-term and long-term financial performance as it demonstrates how efficiently the Company is using capital invested by shareholders to generate profit. We use ROE both on an absolute basis and relative to peers. While the Comp/HC Committee has considered other more absolute measures of earnings (e.g., EPS or Net Income) in place of ROE in either the long-term or the short-term plan, the committee believes ROE is a preferred metric to assess profitability and shareholder return.

SVB 2023 PROXY STATEMENT	51

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Determination of Compensation for Individual Executives
In making compensation decisions or recommendations for individual executives, the Comp/HC Committee takes into consideration the performance reviews conducted for each executive. The Comp/HC Committee meets with the CEO to discuss his assessment of the performance of the other executives, based on their self-reviews and the CEO’s own evaluation of their performance. Additionally, an independent assessment of each executive's risk management and risk-related behaviors is completed by our second line of defense risk leaders and provided to the CEO and Comp/HC Committee for executives other than the CEO and to the full Board for the CEO. The independent members of the Board meet and discuss, without the CEO present, their collective performance assessment of the CEO, taking into consideration his self-review, each Board member’s individual evaluation, and the independent assessment by the second line of defense. (See “Oversight of CEO and Executives—Annual CEO Performance Evaluations” under the “Corporate Governance and Board Matters” section of this Proxy Statement.)
Executives are evaluated based on individual performance and overall contributions, in addition to Company performance against the broader corporate performance metrics discussed above. Specifically, individual evaluation criteria may include, among other things: skills and expertise, demonstrated leadership, development and execution of strategy, span of responsibility, achievement of corporate and individual goals, risk management, talent management, regulatory compliance and alignment with the Company’s core values. The overall performance assessment by the Comp/HC Committee (or the Board) of each individual executive is also taken into consideration in setting the executive’s total target compensation for the following year.
Committee Decisions
The performance metrics utilized for executive compensation, where applicable, are largely used for target funding determination purposes. Funding determinations guide decisions for actual awards to executives by the Comp/HC Committee (or in the case of the CEO, the Board) at its discretion. We believe that discretion, when judiciously applied, is an important part of our compensation decision processes, as it allows the Comp/HC Committee (or in the case of the CEO, the Board) to better link executive pay to actual performance, or take into account extraordinary considerations. Discretion, both positive and negative, allows directors to make appropriate pay decisions based on their informed business judgment, particularly in circumstances where there may be other relevant performance factors or unforeseen circumstances that should be considered beyond the actual performance metrics, such as risk management. The Comp/HC Committee believes that a balanced utilization of performance metrics and committee discretion leads to appropriately calibrated compensation for executives or the broader employee base.
Enhanced Focus on Human Capital
In 2022, the Comp/HC Committee, along with the full Board, continued to focus on various human capital-related matters. In particular, the committee focused on internal DEI initiatives, such as increasing representation of females and underrepresented minorities among the Company’s leadership, fair pay analyses, training and educational opportunities, employment awareness programs and resource groups, and promoting an inclusive culture. The Comp/HC Committee also focused on talent management, including leadership development, succession planning, competition for talent, workforce growth and culture. Additionally, the committee continued to focus on the future of work in an increasingly virtual environment, balancing employee flexibility, internal collaboration and engagement, as well as business needs.
Annual Say on Pay
We submit an advisory vote on executive compensation, or Say on Pay, to our stockholders on an annual basis. Our Board values the opinions of our stockholders and believes an annual advisory vote allows our stockholders to provide us with their input on our executive compensation program. We are once again submitting our Say on Pay frequency proposal for stockholders' advisory vote this year and our Board is recommending that we continue our Say on Pay advisory vote on an annual frequency. See "Proposal No. 4 - Advisory Approval of Frequency of "Say on Pay" Votes."
In 2022, 89% of the votes cast approved, on an advisory basis, our 2021 executive compensation program (as described in our 2022 proxy statement). In light of the voting support and feedback we have received from our stockholders (as described below),

52	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
the Comp/HC Committee maintained consistency in our executive compensation philosophy, policies and overall program, and did not make any material changes. We continue to carry out our executive compensation program based on our key philosophy and objectives as described above. The Comp/HC Committee will continue to consider changes to the program on an ongoing basis, as appropriate, in light of evolving factors such as our corporate strategy, the business environment and competition for talent, as well as stockholder feedback.
Stockholder Alignment and Engagement
Aligning our executives’ interests with our stockholders’ interests is important. We use performance metrics tied to stockholder return for our performance-based incentive awards: total stockholder return and return on equity. We measure performance against our own goals and/or relative to our peer performance.
In addition to our active stockholder engagement activities throughout the year (more than 350 meetings in person and virtually with current, past and potential stockholders conducted in 2022), we reach out to our larger stockholders to invite their feedback on proxy matters, including their views about our executive compensation program. Feedback from stockholders is important to consider, and we value opportunities to seek their input.
Executive Compensation Pay Decisions
In deciding compensation for our executives, the Comp/HC Committee (and in the case of the CEO, the Board) reviews each executive’s total target compensation package holistically, balancing long-term and short-term pay, cash and equity compensation, and performance- and non-performance-based pay, and taking into account market competitiveness and internal parity. The primary elements of executive compensation are discussed below.
Base Salary
We pay base salaries in order to provide executives with a reasonable level of fixed compensation. Executive base salary levels are typically reviewed at least annually by the Comp/HC Committee and adjusted as appropriate, typically to reflect merit, promotions or changes in responsibilities, or market adjustments. Base salaries are determined on an individual basis. When determining any base salary increases, the Comp/HC Committee considers an individual’s total compensation package, his or her performance, Company performance, comparative peer and market compensation data, internal parity, and other relevant factors, including the scope of the executive’s responsibilities relative to peers and other executives, and retention.

	Annual Base Salary
NEO	2022 ($)	2021 ($)	Increase Over 2021 (%)

Greg Becker	1,100,000	1,050,000	4.8%
Dan Beck	750,000	700,000	7.1%
Michael Descheneaux	800,000	775,000	3.2%
Philip Cox	700,000	625,000	12.0%
Michael Zuckert	675,000	625,000	8.0%
Laura Izurieta	650,000	650,000	0.0%
In February 2022, each NEO, with the exception of Ms. Izurieta, received adjustments to their base salaries based on individual performance, salary market positioning relative to peers, and internal parity, as applicable. Given the Company's growth and strong

SVB 2023 PROXY STATEMENT	53

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
performance in 2021, the NEOs generally received adjustments to their base salaries in order to align with the higher salary levels commensurate with the updated 2022 peer group and strong individual performance.
In January 2023, the Comp/HC Committee approved 2023 base salaries for executive officers. Base salaries for 2023 will remain unchanged from 2022 levels for all NEOs.
Annual Cash Incentives (ICP)
Our NEOs, as well as other executives and employees, participate in the Company’s ICP, our annual cash incentive plan that provides rewards based on individual and Company performance. Each executive participant is assigned an incentive target, stated as a percentage of the individual’s annual base salary. Executive incentive targets are set by the Comp/HC Committee based on the objective of balancing overall total target pay mix with an appropriate allocation of at-risk compensation, as well as comparative peer and market compensation data for their respective positions, and in the case of our non-CEO executives, the CEO’s recommendations.

	Annual Cash Incentives (ICP) (% of Annual Base Salary)
NEO	2022 Annual ICP Target (%)	2021 Annual ICP Target (%)

Greg Becker	200	150
Dan Beck	125	100
Michael Descheneaux	125	110
Philip Cox	100	100
Michael Zuckert	100	90
Laura Izurieta(1)	N/A	80
(1) Ms. Izurieta separated from the Company on October 1, 2022 and accordingly was not eligible to receive an ICP award for 2022. Pursuant to her separation (without cause) agreement, Ms. Izurieta received a cash payment equal to a pro-rata portion of her target ICP bonus for 2022.
In January 2022, the Comp/HC Committee adjusted the incentive targets for each of our NEOs due to strong performance and execution in 2021, as well as market compensation data commensurate with the updated 2022 peer group.
In January 2023, the Comp/HC Committee approved 2023 ICP targets for executive officers. ICP targets for 2023 will remain unchanged for all NEOs.
ICP - Funding
Each year, the Comp/HC Committee establishes metric(s) used to measure Company performance for ICP funding purposes, on an absolute basis, as well as relative to peers. For 2022, the Comp/HC Committee maintained its prior methodology for funding the ICP by utilizing ROE as the primary performance metric on an absolute and relative basis. The Comp/HC Committee believes that ROE continues to be an appropriate indicator of financial performance that drives shareholder value, as it demonstrates how efficiently the Company is using capital invested by shareholders to generate profit. The funding methodology for 2022 was as follows, which includes an adjustment to the absolute ROE slope to reflect better alignment to peers and to the relative ROE slope to accommodate the decrease in number of peer companies in our 2022 Peer Group.

54	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

ROE Performance Against Annual Budget (Two-Thirds (2/3) of Pool)	ROE Performance Against 2022 Peer Group (One-Third (1/3) of Pool)
Two-thirds (2/3) of the total incentive pool is funded based on the Company’s ROE performance (adjusted for applicable exclusions*) relative to our Board-approved annual target (budget) ROE (adjusted for applicable exclusions*), as illustrated by the graph below. At threshold performance (80%) the funding is equal to 50%, at target performance the funding is equal to 100% and at maximum performance (140% or higher) the funding is equal to 200%. Funding amount is subject to straight line interpolation between threshold and maximum levels.	One-third (1/3) of the total incentive pool is funded based on the Company’s actual (unadjusted) ROE performance for 2022, measured against ROE performance of the 2022 Peer Group, as illustrated in the graph below. There is no funding if our performance falls in the bottom four positions, and a maximum funding equal to 200% if our performance falls in the first four positions. Funding amount for the 5th through 11th ranking is subject to straight-line interpolation between peer ROE of rank #12 and peer ROE of rank #4.

Achieved ROE as a % of Annual Company Target	Company Ranking Against 2022 Peer Group
Subject to interpolation	Subject to interpolation between ROE of #4 and #12 ranked peers

*Exclusions/Adjustments. The Comp/HC Committee determines the extent to which the Company meets its budgeted ROE performance target. It may adjust for out of the ordinary or non-recurring items, or other items that are subject to factors beyond management’s control, such as investment securities gains and losses. Adjustments are determined by the Comp/HC Committee, in coordination with the Audit Committee, who assesses the adjustments based on impact to the Company’s financials. Similar to prior years, for 2022, excluded items included the impact from: (i) (x) certain gains or losses from the Company’s investment securities, largely because performance of such securities is subject to market performance beyond the Company’s control and (y) certain gains on warrants in excess of budgeted amounts; and (ii) certain tax-related adjustments. Additionally for 2022, the committee approved the exclusion of (i) certain expenses related to the Boston Private merger, including merger related expenses; and (ii) budgeted equity capital raise.
The Comp/HC Committee determines the final ICP funding and adheres to the pre-determined formulaic funding for the applicable year, unless it determines in its discretion an adjustment is necessary. Such adjustments are made infrequently and no adjustments were made in 2022.

SVB 2023 PROXY STATEMENT	55

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
For 2022, despite solid financial performance, the Company’s ROE performance relative to peers was below target, resulting in an overall below target ICP pool. The Comp/HC Committee approved the funding of the total ICP pool at 92% of total target, based on: (i) the Company’s ROE (as adjusted) of 13.26% against the annual target ROE (as adjusted) of 13.08%, resulting in the funding of 104% (2/3 of pool), and (ii) the Company's actual ROE of 12.1% ranking in the 10th position against 2022 Peer Group, resulting in the funding of 68% (1/3 of pool).
ICP - 2022 NEO Awards
The Comp/HC Committee (or in the case of the CEO, the Board) determines actual annual cash incentive awards for the NEOs following the performance period based upon: the individual’s target incentive level; the funding based on the Company’s performance as described above; and the NEO’s individual performance. ICP awards for NEOs may be at, above, or below the target incentive. For 2022, each NEO was awarded the ICP amounts set forth in the table below.

NEO(1)	2022 ICP Target ($)	2022 ICP Award ($)

Greg Becker	2,200,000	1,500,000
Dan Beck	937,500	625,000
Michael Descheneaux	1,000,000	900,000
Philip Cox	700,000	325,000
Michael Zuckert	675,000	615,000

(1)Ms. Izurieta separated from the Company on October 1, 2022, and accordingly was not eligible to receive an ICP award for 2022. In accordance with her separation (without cause) agreement, Ms. Izurieta received a cash payment equal to a pro-rata portion of her target ICP bonus for 2022.
In determining 2022 awards, the independent members of the Board (with respect to the CEO) and the Comp/HC Committee (with respect to the other NEOs) considered a variety of factors, including: (i) the overall performance of the Company and the respective areas of oversight of each NEO in 2022, (ii) each NEO’s contributions to our business and financial results, execution of our 2022 corporate initiatives, and broader leadership within the organization, and (iii) each NEO's support and execution of risk management objectives.
Based on lower than target ICP funding and individual performance, Mr. Becker received 68% of his target and the other NEOs received ICP awards between 46% and 91% of their applicable ICP targets.

Greg Becker President and CEO	2022 Target ICP Award ($)	2022 ICP Award ($)	2022 ICP Award (% of Target)

	2,200,000	1,500,000	68%
Key Performance Factors
Mr. Becker's ICP award reflects the following performance in 2022 as the President and CEO:
•Effective leadership and execution of the Company’s strategy, focusing on clients and employees in an uncertain market environment
•Achievement of solid financial results, though was held accountable for balance sheet pressures stemming from declining deposits and overall market environment
•Enhancement of the Executive Committee team by adding 3 seasoned leaders (our Chief Risk Officer, Chief Human Resources Officer and (joining in 2023) President of SVB Private), adding more gender diversity and thought leadership
•Excellent client focus, including strong client satisfaction and acquisition
•Continued advancement of DEI amongst employees and promotion of inclusion across the innovation economy
•Strong leadership of the continued evolution of risk management and controls throughout the organization

56	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Dan Beck Chief Financial Officer	2022 Target ICP Award ($)	2022 ICP Award ($)	2022 ICP Award (% of Target)

	937,500	625,000	67%
Key Performance Factors
Mr. Beck's ICP award reflects the following performance in 2022 as the Chief Financial Officer:
•Strengthening of the Finance team by bringing in new talent
•Continued strengthening of the Finance organization to meet applicable regulatory requirements, including capital planning, liquidity management and resolution planning
•Effective engagement with investor community
•Accountability for balance sheet pressures stemming from declining deposits and overall market environment
•Strong leadership and support for the Company to meet expectations for large financial institutions ("LFI") and promotion of a strong risk culture

Michael Descheneaux President of Silicon Valley Bank	2022 Target ICP Award ($)	2022 ICP Award ($)	2022 ICP Award (% of Target)

	1,000,000	900,000	90%
Key Performance Factors
Mr. Descheneaux's ICP award reflects the following performance in 2022 as the leader of our core banking business:
•Achievement of strong Net Promoter Scores, as well as record levels of commercial client acquisition and account openings
•Successful leadership to drive our ongoing OneSVB initiative to deliver the Company’s full platform to clients
•Continued progress on digitization of solutions and successful roll-out of key digital platforms, resulting in positive client feedback
•Continued mentorship and development of key leaders across the banking organization
•Engagement on risk management initiatives and priorities and ongoing efforts to instill a strong risk culture

Philip Cox Chief Operations Officer	2022 Target ICP Award ($)	2022 ICP Award ($)	2022 ICP Award (% of Target)

	700,000	325,000	46%
Key Performance Factors
Mr. Cox's ICP award reflects the following performance in 2022 as the leader of our Operations and Technology functions:
•Effective delivery of key digital solutions, resulting in positive client feedback
•Continued strong employee engagement across the Operations and Technology organization
•Continued focus to enhance Operations and Technology to align with LFI practices
•Partially met goals to carry out the Company’s technology strategy and to strengthen processes and controls

Michael Zuckert General Counsel	2022 Target ICP Award ($)	2022 ICP Award ($)	2022 ICP Award (% of Target)

	675,000	615,000	91%
Key Performance Factors
Mr. Zuckert's ICP award reflects the following performance in 2022 as the leader of our Legal function:
•Strengthening of the Legal team by bringing in new talent and continuing to add diversity
•Effective management of matters involving potential legal exposure
•Strong focus on enhancing Board of Directors and management committee governance
•Driving of risk management throughout the Legal function, resolving issues in a timely manner and proactively identifying risks
•Advancement of the Company’s profile and innovation ecosystem initiatives in the New York market

SVB 2023 PROXY STATEMENT	57

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2023 ICP Design
For the 2023 performance year, the Comp/HC Committee has updated the current ICP design to include additional qualitative metrics when determining the funding factor for the year. While absolute and relative ROE will still be the majority of our ICP funding, the additional qualitative piece will balance the definition of performance to include non-financial measures based on the Company's strategic priorities. These will include metrics related to our clients and stakeholders, SVB's culture and values (including DEI objectives), and risk management and controls. The Comp/HC Committee will assess performance against each of these categories and determine an overall funding factor for the qualitative metrics.
Long-Term Equity Incentives
The Company believes that equity-based awards, in combination with the Company’s equity ownership guidelines discussed below, tie each of the NEOs’ compensation to the Company’s long-term financial performance and align the interests of the NEOs and our stockholders.
2022 Annual Awards
In 2022, 71% of the target total compensation provided to our CEO and 59% of the target total compensation provided to the other NEOs was equity-based, which aligns with the Comp/HC Committee's belief that there should be a strong alignment between executive pay and stockholder interests. Each NEO has a target award opportunity, the size of which reflects the NEO’s role, performance, and total target compensation, as well as comparative market equity compensation data for the NEO’s external peers. For 2022, each NEO was awarded a target equity award as set forth in the table below. The 2022 target equity award was comprised of 25% each of stock options and RSUs and 50% of PRSUs.

NEO(1)	2022 Target Equity Award ($)

Greg Becker	8,000,000
Dan Beck	2,400,000
Michael Descheneaux	3,200,000
Philip Cox	2,000,000
Michael Zuckert	1,500,000

(1)Ms. Izurieta ceased serving in her role as our Chief Risk Officer on April 29, 2022 in advance of her October 1, 2022 separation from the Company and did not receive an equity award for 2022.
Stock Options and Restricted Stock Units (RSUs)
Stock options and RSUs are subject to annual vesting over a 4-year period. The stock options have a maximum term of 7 years from the date of grant. No performance-based criteria are associated with stock options and RSUs, as the increase in their value is inherently tied to the future performance of our Common Stock.
Performance-based Restricted Stock Units (PRSUs)
PRSUs are earned based on the achievement of certain performance metrics, as determined by the Comp/HC Committee. After the end of the specified performance period, the Comp/HC Committee will determine the extent the NEOs earned the PRSUs, subject to a maximum total payout of 150% of target award. For 2022, the Comp/HC Committee granted PRSUs subject to vesting over a three-year period (from 2022-2024) based on two performance metrics for the PRSUs, as further described below: (i) TSR relative to peers, and (ii) ROE relative to peers. In each case, the slope was adjusted to reflect the decrease in the number of our peers for the 2022 Peer Group. To the extent earned, these awards are subject to additional time-based vesting through January 31, 2025.

58	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

TSR Performance Against 2022 Peer Group (50% of Award)	ROE Performance Against 2022 Peer Group (50% of Award)
50% of the PRSU award is eligible to vest based on the Company’s TSR* performance over a three-year period as ranked against the 2022 Peer Group. Consistent with prior years, the committee selected TSR because it correlates directly with the Company’s stock price performance, which is a direct measure of stockholder value. No payout is made if the Company ranks in any of the bottom four positions and a maximum payout (150%) is made if the Company ranks in the top four positions, subject to straight-line interpolation between rank of 11 (50%) and 4 (150%), subject to a payout cap of 100% if we achieve a negative TSR.

50% of the PRSU award is eligible to vest based on the Company’s ROE performance, measured on an annual basis over a three-year period, as ranked against the 2022 Peer Group, with the final payout calculated by averaging the funding factor of each of the three years (“Relative ROE”). The Comp/HC Committee selected Relative ROE because it aligns with stockholder interests and emphasizes long-term focus. No payout is made if the Company ranks in any of the bottom four positions and a maximum (150%) payout is made if the Company ranks in the top four positions, subject to straight-line interpolation between the ROE of rank #11 (50%) and the ROE of rank #4 (150%).

Company TSR Ranking Against 2022 Peer Group	Company REO Ranking Against 2022 Peer Group
Subject to interpolation between #4 and #11 rankings	Subject to interpolation between ROE of #4 and #11 ranked peers

*TSR is calculated on a cumulative basis with dividends reinvested. For purposes of this calculation, the stock price at the beginning of the performance period is the dividend-adjusted average closing stock price for the two months immediately preceding the performance period, and the stock price at the end of the performance period is the dividend-adjusted average closing stock price for the last two months of the performance period.
Long-Term PRSU Awards for Performance Period Ended in 2022
In 2020, each of the NEOs were granted PRSU awards subject to performance-based vesting over a 3-year performance period (2020-2022). The 2020 PRSUs were subject to vesting based on the following performance metrics: (i) 50% of the award was subject to the Company’s TSR performance relative to peers (similar to the 2022 PRSU award performance metric and based on our 2020 peer group of 16 companies), and (ii) 50% of the award was subject to the Company's 3-year average ROE relative to

SVB 2023 PROXY STATEMENT	59

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
peers (similar to the 2022 PRSU award performance metric and based on our 2020 peer group of 16 companies). The ROE metric did not have a threshold payout in 2020.
In January 2023, upon completion of the 3-year performance period, the Comp/HC Committee (and in the case of the CEO, the Board) determined that 62.5% of the target PRSU awards were earned, based on: (i) the Company’s TSR relative to peers (ranking 14th, earning 0%); and (ii) the Company's 3-year average ROE relative to peers (2020 ranking of first earning 150%; 2021 ranking of first earning 150%; and 2022 ranking of 10th earning 74%, for an average payout of 125%). The awards were also subject to a time-based vesting requirement and became fully vested as of January 31, 2023.
The following table illustrates the final result for each NEO's 2020 PRSU award. Upon her separation from the Company in 2022, Ms. Izurieta's 2020 PRSU award was forfeited.

NEO	2020 Target PRSUs	# Earned Shares

Greg Becker	13,005	8,128
Dan Beck	3,612	2,257
Michael Descheneaux	5,780	3,612
Philip Cox	3,612	2,257
Michael Zuckert	2,601	1,625

Executive Benefits and Other Executive Compensation-Related Matters
Executive Benefits
Employee Retirement Benefits
Our NEOs are eligible to participate in our SVB Financial Group 401(k) (“401(k) Plan”) and Employee Stock Ownership Plan (“ESOP”), our combined qualified retirement and profit-sharing plan that is generally available to the Company’s U.S. employees. Our NEOs participate in the plan on the same terms as all other eligible employees. We do not provide any pension, excess retirement or supplemental executive retirement (“SERP”) benefits to our NEOs.
Under our 401(k) Plan, our U.S. employees, including our NEOs, may make voluntary pre-tax and/or Roth post-tax deferrals up to the maximum provided for by IRS regulations and our Plan. The Company provides dollar-for-dollar matching contributions up to a maximum of 5% of eligible compensation or the Internal Revenue Section 401(a) compensation limit, whichever is less. Company 401(k) matching contributions vest immediately upon deposit into the individual’s 401(k) account.
The combined plan also includes a profit-sharing component. Under the ESOP, we may make discretionary annual contributions for U.S. employees, as determined by the Comp/HC Committee. ESOP and profit-sharing contributions may be in the form of cash, Common Stock or a combination of both, and are subject to certain vesting conditions. Contributions are determined based on the Company’s performance and are not adjusted to reflect individual performance.
Similar to prior years, for 2022, the Comp/HC Committee established performance criteria based on the Company’s adjusted ROE against budget (same as the calculation of 2/3 of the total ICP pool) to fund the ESOP and profit sharing contribution, and set the target funding level to 1.25% of a participant’s eligible compensation based on target ROE performance. The Comp/HC Committee has committed to a funding maximum of 5%, although a higher maximum is allowed under the 401(k) Plan. Based on the Company’s 2022 ROE performance, the Comp/HC Committee approved a contribution of 1.30% of eligible compensation in cash (50%) and Common Stock (50%) for all eligible participants.

60	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Deferred Compensation Plan
We do not provide NEOs with any Company-funded deferred compensation benefits. However, in order to help them achieve their retirement objectives, we offer each NEO the opportunity to defer a portion of their compensation, beyond what is allowed to be deferred in the Company’s qualified retirement plan through our non-qualified deferred compensation plan (“DCP”). Specifically, under our DCP, each individual may defer 5% to 50% of their base pay and 5% to 100% of eligible incentive payments during each plan year. The DCP is an unfunded plan, and participating executives bear the risk in the event that we cannot fund DCP liabilities. We do not match executive deferrals to the DCP. See “Compensation for Named Executive Officers—Non-Qualified Deferred Compensation” below.
We establish and maintain a bookkeeping account for each participant that reflects compensation deferrals made by the executive along with any associated hypothetical earnings, expenses, gains and losses. The amount in a participant’s account is adjusted for hypothetical investment earnings or losses in an amount equivalent to the gains or losses reported by the investment options selected by the participant from among the investment options designated for this purpose by the Company. A participant may, in accordance with rules and procedures we establish, change the investments to be used for the purpose of calculating future hypothetical investment adjustments to the participant’s account. The account of each participant is adjusted each business day to reflect: (i) the hypothetical investment earnings and/or losses described above; (ii) participant deferrals; and (iii) distributions or withdrawals from the account. Distributions or withdrawals from the DCP are required to be made in full accordance with the requirements of Internal Revenue Code Section 409A. Mr. Becker is the only NEO who participates in the DCP.
Health and Welfare Benefits/Time Away From Work
Our NEOs are eligible to participate in our standard health and welfare benefits program, which provides medical, dental, life, accident and disability coverage to all of our eligible employees on U.S. payroll as well as coverage under our wellness programs. We do not provide executives with any health and welfare benefits that are not generally available to other Company employees. Additionally, under our “time away from work” policy, U.S. exempt employees, including our NEOs, do not accrue vacation benefits. Rather, such employees are expected to manage their time away from work, subject to the demands and needs of their jobs. Non-exempt U.S. employees and other non-U.S. employees continue to accrue vacation benefits formulaically.
During 2022, executives continued to be eligible to participate in the same COVID-19-related benefits and support that were broadly available to employees, such as additional wellness webinars and resources, except that executives did not receive any stipend for utilities, which the broader employee base received on a quarterly basis.
NEO Termination Benefits
See “Compensation for Named Executive Officers—Other Post-Employment Payments” below.
Perquisites
We do not have any executive perquisite programs. Other than our executive Change in Control Plan, we do not have any special executive programs that offer benefits exclusively to our executives. Our executives receive the same retirement, health, welfare and other benefits that are generally available to our employees. Executives may also participate in certain programs that are available to members of senior management, such as our DCP described above. From time to time and on a limited basis, we may provide individual benefits deemed to be perquisites, which we generally believe serve, or are related to, a reasonable business-related or employment purpose. See “Compensation for Named Executive Officers - Summary Compensation Table.”
Executive Relocation
In connection with his promotion to Chief Operations Officer and the relocation of him and his family from London, England to California in 2019 and then to Arizona in 2020, Philip Cox (our former Head of EMEA and President of the UK Branch) received certain benefits, including immigration fees and related costs as well as tax preparation services costs. Some of these expenses were incurred in 2022 as well. Many of these benefits were similar to the relocation benefits the Company typically provides to

SVB 2023 PROXY STATEMENT	61

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
other similarly-situated employees relocating internationally or are customary based on U.K. practices. Moreover, Mr. Cox’s relocation benefits are subject to repayment upon certain employment termination events.
Employment Agreements
Except for our at-will offer letters, we do not have any individual employment agreements for our NEOs.
Compensation Recoupment Policy
Our executives and other certain senior level employees are subject to our Recoupment Policy (or clawback policy). Under the policy, subject to the determination of the Board or (in the case of any non-CEO executive, the Comp/HC Committee), the Company may recover or adjust any cash or equity-based compensation paid or payable to any such officer, including our NEOs, in the event of: (i) a material financial restatement; (ii) a material miscalculation of a financial metric used to determine the payment of a bonus or incentive award to such officer, to the extent permitted by applicable law; or (iii) certain misconduct events. The Comp/HC Committee will review and approve updates to the Recoupment Policy as new rules become effective.
Tax Considerations
Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), compensation paid to our covered executive officers (including our NEOs) will not be deductible to the extent it exceeds $1,000,000. In 2022, the Comp/HC Committee considered the potential future effects of Section 162(m) when determining NEO compensation and the Comp/HC Committee is expected to consider the potential future effects of Section 162(m) when determining future NEO compensation.
Other Equity Practices
Grant Practices for Executives
The Comp/HC Committee approved all equity grants in 2022 made to executives of the Company, except that the independent members of the Board approved equity grants made to the CEO based on the Comp/HC Committee’s recommendation. Similar to prior years, 2022 annual equity compensation grants to executives were made effective during the second quarter of the year. Actual equity grants are determined based on the equity compensation dollar value awarded to executives, divided by either (i) the 30-day average (from date of grant) stock price (in the case of PRSUs and RSUs); or (ii) the 30-day average (from date of grant) stock price, multiplied by the ratio of the weighted average grant date fair value of stock options to the weighted average grant date fair value of RSUs, as reported in our most recent Annual Report on Form 10-K (in the case of stock options). The exercise price for stock options is equal to the closing market price on the grant’s effective date and time-based grants typically have an annual vesting period of 4 years, subject to continued employment or service. All 2022 annual grants to our NEOs were made in accordance with this practice.
For newly-hired executives, the Comp/HC Committee approves an equity grant amount prior to, or shortly after, the executive’s start of employment, and the effective grant date is typically set during an open trading window after they commence employment.
Grant Practices for Other Employees
The Board has delegated authority to the Equity Awards Committee to make equity grants to non-executive employees under our 2006 Equity Incentive Plan. The Equity Awards Committee is comprised of our CEO and the Board Chair, and may not make equity grants to executives or certain other designated positions. The Equity Awards Committee may make grants only within established individual employee and aggregate share limits determined by the Board. Any grant that does not meet the requirements established for the Equity Awards Committee must be made by the Board, the Comp/HC Committee or other authorized committee.
The Comp/HC Committee typically approves annual grants to all eligible employees, as well as any other grants that the Equity Awards Committee is not authorized to approve.

62	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Policy Prohibitions Against Hedging and Pledging
Under our Insider Trading Policy, our employees, including our NEOs, and directors are not permitted to hedge, sell puts or short, or otherwise engage in any transaction designed to establish downside price protection in any of the Company’s publicly-traded securities at any time. Additionally, our policy restricts directors and executive officers from holding in a margin account, or pledging or using as collateral to secure personal loans or other obligations, the Company’s publicly-traded securities at any time.
Equity Ownership Guidelines for Executive Officers

Chief Executive Officer	600%
President of Silicon Valley Bank	400%
Chief Financial Officer Chief Operations Officer Chief Risk Officer	300%
Chief Human Resources Officer Chief Marketing and Strategy Officer General Counsel	200%

The Company maintains stock ownership guidelines for certain employees, including the Company’s executive officers and the NEOs. These stock ownership guidelines reflect the Board’s belief in the importance of aligning the economic interests of management with stockholders. The Comp/HC Committee is responsible for setting and periodically reviewing the guidelines. Guidelines for each position are determined based on factors including the executive role, scope of responsibilities, base salary levels, Company stock price performance and market data. The current equity ownership guidelines applicable to executive officers are based on the value of the Company’s common stock as a percentage of annual base salary, as set forth in the table above.
All executive officers have 5 years from the date on which they become an executive officer to attain the minimum level of stock ownership. In 2022, the Comp/HC Committee approved the addition of holding requirements until executive guidelines are satisfied. Any executive that has not met their guidelines is now required to retain at least 50% of net shares received by the executive until guidelines have been achieved.
The Comp/HC Committee monitors compliance with these guidelines and reviews executive equity holdings on a quarterly basis. In evaluating whether executives are meeting the ownership guidelines, the Comp/HC Committee considers the following as shares owned:
•shares actually held,
•shares owned through investment in the Company’s stock fund in the SVB Financial Group 401(k) and Employee Stock Ownership Plan, and
•earned but unvested awards of restricted stock and restricted stock units.
Neither vested nor unvested stock options nor unvested restricted stock units subject to performance based conditions count towards the ownership guidelines; provided that earned restricted stock units (based on performance achievement) and subject only to continued time-based vesting conditions may be counted. Exceptions to meeting the guidelines due to personal financial or other reasons are reviewed and determined by the Comp/HC Committee.
As of December 31, 2022, all of our NEOs were in compliance with the applicable ownership guidelines or otherwise expected to achieve the requisite ownership levels within the designated 5-year time-frame.

SVB 2023 PROXY STATEMENT	63

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Compensation for Named Executive Officers
2022 Summary Compensation Table
The following table sets forth the compensation paid to our NEOs for the years ended December 31, 2022, 2021 and 2020, respectively:

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Stock Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Greg Becker President & Chief Executive Officer	2022	1,090,385	5,282,550	2,021,857	1,500,000	19,849	9,914,641
	2021	1,040,385	4,238,529	1,622,657	3,000,000	20,561	9,922,132
	2020	1,007,692	3,573,032	1,245,305	1,690,000	19,172	7,535,201
Dan Beck Chief Financial Officer	2022	740,385	1,584,901	606,515	625,000	19,526	3,576,327
	2021	680,769	1,199,285	459,072	1,400,000	20,561	3,759,687
	2020	604,616	992,397	345,882	830,000	4,176	2,777,071
Michael Descheneaux President of Silicon Valley Bank	2022	795,193	2,112,748	808,616	900,000	31,953	4,648,510
	2021	770,193	1,759,027	673,564	1,600,000	20,876	4,823,661
	2020	755,769	1,588,055	553,476	1,100,000	18,828	4,016,128
Philip Cox Chief Operations Officer	2022	685,577	1,320,049	505,464	325,000	45,744	2,881,834
	2021	620,193	1,119,484	428,553	1,200,000	48,026	3,416,256
	2020	604,616	992,397	345,882	800,000	296,423	3,039,318
Michael Zuckert(5) General Counsel	2022	665,385	990,393	379,098	615,000	19,494	2,669,370
	2021	620,193	878,951	336,782	1,075,000	20,561	2,931,487
Laura Izurieta(5)(6) Former Chief Risk Officer	2022	512,500	–	–	–	2,462,282	2,974,782

(1)The “Salary” column represents base salary paid to each NEO during the fiscal year, and includes amounts deferred under the Company’s 401(k) Plan and Deferred Compensation Plan, as applicable. For 2022, the percentage of base salary with respect to total compensation for Messrs. Becker, Beck, Descheneaux, Cox, and Zuckert was 11%, 21%, 17%, 24%, and 25%, respectively.
(2)Values indicated for equity awards reflect the fair value of grants made during the fiscal year. Such values were computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The amounts disclosed may never be realized. Assumptions used in calculating these amounts are included in the note entitled “Share-based Compensation” in our audited financial statements included in our Annual Report on Form 10-K for the applicable year. The amounts disclosed under the “Stock Awards” column also include the fair value of grants of certain performance-based restricted stock unit awards reported based on achievement at target level. The aggregate maximum grant date fair value of 2022 awards, assuming the highest level of achievement of the performance conditions (150% of the target level at grant date fair value) was $4,316,323, $1,295,008, $1,726,307, $1,078,803, and $809,241, for Messrs. Becker, Beck, Descheneaux, Cox, and Zuckert, respectively. For details of 2022 grants, see “Grants of Plan-Based Awards”.
(3)Non-Equity Incentive Plan Compensation is comprised of ICP payments for each NEO. For 2022, the percentage of ICP payout with respect to total compensation for Messrs. Becker, Beck, Descheneaux, Cox and Zuckert was 15%, 17%, 19%, 11% and 23%, respectively.
(4)The following table provides the amounts of other compensation, including perquisites, paid to, or on behalf of, our NEOs during 2022 included in the “All Other Compensation” column. Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to the Company.

64	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

	Greg Becker	Dan Beck	Michael Descheneaux	Philip Cox	Michael Zuckert	Laura Izurieta

401(k) Match(a)	15,250	15,250	15,250	15,250	15,250	15,250
ESOP and Profit Sharing(a)	3,965	3,965	3,965	3,965	3,965	–
Taxes Either Reimbursed or Paid on Behalf of NEO(b)	634	311	3,604	2,460	279	1,023
International Relocation Benefits(c)	–	–	–	23,735	–	–
Other Employment-Related Benefits(d)	–	–	9,134	334	–	2,446,009
Total	19,849	19,526	31,953	45,744	19,494	2,462,282

(a)401(k) matching and ESOP and profit-sharing benefits are provided under broad-based employee benefit plans that are generally available to U.S. employees on a non-discriminatory basis. Ms. Izurieta was not eligible for ESOP and profit-sharing benefits as she was not employed as of December 31, 2022.
(b)Amounts represent imputed income tax gross-ups related to non-cash awards and/or spousal attendance at business events, and, for Mr. Cox, imputed income for tax preparation services provided related to his relocation.
(c)Amount represents relocation benefits associated with Mr. Cox's relocation from the U.K. to the U.S., which consisted of costs related to professional fees paid by the Company.
(d)For Messrs. Descheneaux and Cox, amounts represent imputed income for spousal attendance at a business event. For Ms. Izurieta, amount represents payments made pursuant to her separation (without cause) agreement as set forth in footnote 6 below.
(5)Mr. Zuckert was not an NEO in 2020 and Ms. Izurieta was not an NEO in 2020 or 2021.
(6)Ms. Izurieta departed the Company on October 1, 2022. The Company initiated discussions with Ms. Izurieta about a transition from the Chief Risk Officer position in early 2022. Accordingly, the Company and Ms. Izurieta entered into a separation (without cause) agreement pursuant to which she ceased serving in her role as Chief Risk Officer as of April 29, 2022 and moved into a non-executive role focused on certain transition-related duties until October 1, 2022. The amount shown includes certain payments made to her pursuant to her separation (without cause) agreement, which provided for: a payment of $450,000 equal to the pro-rata portion of her target ICP bonus for 2022; (ii) a one-time payment of $1,500,000 in return for her willingness to provide five months of transition services; (iii) a severance payment of $457,192; and (iv) certain COBRA premiums and outplacement benefits. For additional information, please see "Compensation For Named Executive Officers - Other Post-Employment Payments" below.

SVB 2023 PROXY STATEMENT	65

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2022 Grants of Plan-Based Awards
The following table sets forth all plan-based awards, including equity awards and non-equity incentive awards, made to our NEOs during the year ended December 31, 2022.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
Name(1)	Grant Date	Compensation Committee or Board Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards; Number of Shares of Stock or Units(4)	All Other Option Awards; Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(5) ($)

Greg Becker			—	2,200,000	—	—	—	—	—	—	—	—
	5/2/22	4/21/22	—	—	—	3,883	7,766	11,649	—	—	—	3,350,097
	5/2/22	4/21/22	—	—	—	—	—	—	3,883	—	—	1,932,453
	5/2/22	4/21/22	—	—	—	—	—	—	—	9,584	498	2,021,857
Dan Beck				937,500	—	—	—	—	—	—	—
	5/2/22	4/20/22	—	—	—	1,165	2,330	3,495	—	—	—	1,005,115
	5/2/22	4/20/22	—	—	—	—	—	—	1,165	—	—	579,786
	5/2/22	4/20/22	—	—	—	—	—	—	—	2,875	498	606,515
Michael Descheneaux				1,000,000	—	—	—	—	—	—	—
	5/2/22	4/20/22	—	—	—	1,553	3,106	4,659	—	—	—	1,339,866
	5/2/22	4/20/22	—	—	—	—	—	—	1,553	—	—	772,882
	5/2/22	4/20/22	—	—	—	—	—	—	—	3,833	498	808,616
Philip Cox				700,000	—	—	—	—	—	—	—
	5/2/22	4/20/22	—	—	—	970	1,941	2,911	—	—	—	837,309
	5/2/22	4/20/22	—	—	—	—	—	—	970	—	—	482,740
	5/2/22	4/20/22	—	—	—	—	—	—	—	2,396	498	505,464
Michael Zuckert				675,000	—	—	—	—	—	—	—
	5/2/22	4/20/22	—	—	—	728	1,456	2,184	—	—	—	628,089
	5/2/22	4/20/22	—	—	—	—	—	—	728	—	—	362,304
	5/2/22	4/20/22	—	—	—	—	—	—	—	1,797	498	379,098

(1)Ms. Izurieta was not eligible for any Non-Equity Incentive or Equity Incentive Awards for 2022 due to her separation in October 2022 pursuant to her separation (without cause) agreement.
(2)The ICP amounts represent target levels. There are no individual thresholds or maximum amounts.
(3)For the performance-based restricted stock unit grants to the NEOs made in 2022, the performance achievement will be determined as of December 31, 2024 for the 2022-2024 performance period based upon the performance criteria presented under “Compensation Discussion and Analysis—Equity Incentives”.
(4)The stock awards reported reflect restricted stock unit awards granted to each NEO.
(5)The fair values reported above are also reported in the “Summary Compensation Table” under the “Stock Awards” and “Stock Option Awards” columns. Amounts shown represent the grant date fair values of stock options and stock awards granted in the fiscal year indicated, which were computed in accordance with ASC Topic 718. The amounts disclosed may never be realized. Assumptions used in calculating these amounts are included in the note entitled “Share-based Compensation” of our audited financial statements included in our Annual Report on Form 10-K for the applicable year.

66	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2022 Outstanding Equity Awards at Fiscal Year End
The following tables set forth all outstanding equity awards to the NEOs as of December 31, 2022. The exercise price for each of the stock option grants reported below is equal to the closing market price on the applicable grant date. The vesting schedule for each outstanding equity award is provided in the footnotes to the table below. Outstanding stock awards are valued based upon a price per share of $230.14, which was the closing market price of our stock as of December 30, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

Greg Becker	12,451	—	105.18	5/2/23	1,093(1)	251,543	—	—
	15,920	—	178.39	5/2/24	3,250(2)	747,955	—	—
	12,356	—	305.46	5/1/25	1,885(3)	433,814	—	—
	9,127	3,042(1)	250.43	5/1/26	3,883(4)	893,634	—	—
	11,453	—	250.43	5/1/26	8,128(5)	1,870,578	—	—
	9,488	9,486(2)	184.86	5/1/27	—	—	5,028(6)	1,157,144
	1,888	5,662(3)	564.63	5/3/28	—	—	3,883(7)	893,634
	—	9,584(4)	497.67	5/2/29	—	—	—	—
Dan Beck	578	—	305.46	5/1/25	308(1)	70,883	—	—
	859	859(1)	250.43	5/1/26	902(2)	207,586	—	—
	2,863	—	250.43	5/1/26	533(3)	122,665	—	—
	1,318	2,634(2)	184.86	5/1/27	1,165(4)	268,113	—	—
	534	1,602(3)	564.63	5/3/28	2,257(5)	519,426	—	—
	—	2,875(4)	497.67	5/2/29	—	—	1,423(6)	327,489
	—	—	—	—	—	—	1,165(7)	268,113
Michael Descheneaux	1,658	—	178.39	5/2/24	488(1)	112,308	—	—
	5,399	—	305.46	5/1/25	1,444(2)	332,322	—	—
	4,080	1,360(1)	250.43	5/1/26	782(3)	179,969	—	—
	5,726	—	250.43	5/1/26	1,553(4)	357,407	—	—
	4,217	4,216(2)	184.86	5/1/27	3,612(5)	831,266	—	—
	784	2,350(3)	564.63	5/3/28	—	—	2,087(6)	480,302
	—	3,833(4)	497.67	5/2/29	—	—	1,553(7)	357,407

SVB 2023 PROXY STATEMENT	67

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

Philip Cox	559	—	305.46	5/1/25	257(1)	59,146	—	—
	716	715(1)	250.43	5/1/26	902(2)	207,586	—	—
	5,726	—	250.43	5/1/26	498(3)	114,610	—	—
	1,318	2,634(2)	184.86	5/1/27	970(4)	223,236	—	—
	499	1,495(3)	564.63	5/3/28	2,257(5)	519,426	—	—
	—	2,396(4)	497.67	5/2/29	—	—	1,328(6)	305,626
	—	—	—	—	—	—	970(7)	223,236
Michael Zuckert	580	—	178.39	5/2/24	180(1)	41,425	—	—
	1,851	—	305.46	5/1/25	650(2)	149,591	—	—
	1,503	501(1)	250.43	5/1/26	390(3)	89,755	—	—
	2,863	—	250.43	5/1/26	728(4)	167,542	—	—
	1,898	1,896(2)	184.86	5/1/27	1,625(5)	373,978	—	—
	392	1,175(3)	564.63	5/3/28	—	—	1,043(6)	240,036
	—	1,797(4)	497.67	5/2/29	—	—	728(7)	167,542
Laura Izurieta(8)	617	—	305.46	1/1/23	—	—	—	—
	572	—	250.43	1/1/23	—	—	—	—
	2,863	—	250.43	1/1/23	—	—	—	—
	1,054	—	184.86	1/1/23	—	—	—	—
	445	—	564.63	1/1/23	—	—	—	—

(1)Options and restricted stock units scheduled to vest on May 1, 2023.
(2)Options and restricted stock units scheduled to vest with respect to one-half of the underlying shares on each of May 1, 2023 and 2024, respectively.
(3)Options and restricted stock units scheduled to vest with respect to one-third of the underlying shares on each of May 3, 2023, 2024 and 2025, respectively.
(4)Options and restricted stock units scheduled to vest with respect to one-fourth of the underlying shares on each of May 2, 2023, 2024, 2025 and 2026, respectively.
(5)Performance-based restricted stock units vested on January 31, 2023, reflecting true earned shares of 62.5% of target.
(6)Performance-based restricted stock units scheduled to vest on January 31, 2024, assuming target payout.
(7)Performance-based restricted stock units scheduled to vest on January 31, 2025, assuming threshold payout of 50% of target.
(8)Represents stock options vested and unexercised at the time of Ms. Izurieta's departure. Upon her separation, she had 90 days to exercise these options per the terms of our 2006 Equity Incentive Plan, but did not do so. All outstanding options subsequently expired on January 1, 2023.

68	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2022 Option Exercises and Stock Vested
The following table sets forth the number of securities underlying equity awards that vested (in the case of restricted stock units) or were exercised (in the case of stock options) by the NEOs during the year ended December 31, 2022, and the value realized upon such vesting or exercise.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)

Greg Becker	—	—	31,542	17,604,147
Dan Beck	—	—	8,197	4,603,495
Michael Descheneaux	975	422,331	14,909	8,335,641
Philip Cox	5,205	2,501,530	11,763	6,589,991
Michael Zuckert	—	—	6,624	3,713,550
Laura Izurieta	—	—	6,999	3,921,729

2022 Pension Benefits
We do not maintain any defined benefit pension plans in which any of our executive officers participate.
2022 Non-Qualified Deferred Compensation
The following table sets forth information about executive contributions to, earnings from, and distributions of non-qualified deferred compensation under our Deferred Compensation Plan. There were no above-market or preferential earnings on any compensation that was deferred. We do not maintain any other non-qualified deferred compensation program for our NEOs.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last December 31, 2022 ($)

Greg Becker(1)	—	—	(284,477)	—	950,917
Dan Beck	—	—	—	—	—
Michael Descheneaux	—	—	—	—	—
Philip Cox	—	—	—	—	—
Michael Zuckert	—	—	—	—	—
Laura Izurieta(2)	—	—	(83,622)	—	182,966

(1)None of Mr. Becker's outstanding balance is attributable to amounts reported in the Summary Compensation Table above. Mr. Becker elected to participate in the Deferred Compensation Plan in 2005 and 2018.
(2)None of Ms. Izurieta's outstanding balance is attributable to amounts reported in the Summary Compensation Table above. Ms. Izurieta elected to participate in the Deferred Compensation Plan in 2017 and 2018.

SVB 2023 PROXY STATEMENT	69

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Other Post-Employment Payments
There are certain circumstances in which our NEOs may be entitled to post-employment payments, which are discussed in further detail below:
Change in Control Severance Plan
Our Change in Control Severance Plan (the “Change in Control Plan”), as adopted in 2006 and amended from time to time, provides a specified severance benefit to our executives, including each of our NEOs, in the event their employment is involuntarily terminated (other than due to "cause," which, as described below, includes death or permanent disability), or they resign from such employment for “good reason” following a change in control of the Company. Under the Change in Control Plan, “cause” is generally defined as a dismissal or discharge for one of the following reasons: (a) the commission of an act of deliberately criminal or fraudulent misconduct, including the willful violation of any material law, or cease and desist order, a deliberate act that constitutes a conflict of interest, or a breach of fiduciary duty; (b) habitual absence from work, intentional failure to perform stated duties, gross negligence; (c) chronic alcohol or drug abuse that results in material impairment to perform duties after reasonable accommodation; (d) the rendering of a verdict of guilty for any felony (other than a law relating to traffic violation or similar offense), whether or not in the line of duty; or (e) removal from office pursuant to an effective order under Section 8(e) of the Federal Deposit Insurance Act 12 U.S.C. Section 1818(e); provided that termination due to death or permanent disability will also be deemed for “cause.” Generally under the plan, “good reason” is defined as the occurrence of any of the following events without the executive’s express written consent: (i) a material, involuntary reduction in responsibilities, authorities or functions as in effect immediately prior to the change in control, except in connection with a termination of employment for death, disability, retirement, fraud, misappropriation, embezzlement and other exclusions; (ii) a material reduction in base salary; (iii) a reduction in total compensation to less than 85% of the amount provided for the last full calendar year preceding the change in control; or (iv) a relocation of more than 50 miles. We adopted this plan in order to ensure that our executives remain incentivized to consider and, if it is determined by the Board or stockholders (as appropriate) to be in our best interests, to act diligently to promote a change in the control of the Company. The plan does not provide for any 280G excise tax gross-ups; in the event the severance benefit received by an executive would be subject to an excise tax under Section 4999 of the Code, the executive will receive either the full amount of the severance benefit or a reduced amount such that no portion of the severance benefit is subject to the excise tax, whichever results in the greater after-tax benefit to the executive.
The Change in Control Plan provides for a cash severance payment equal to 300% of base salary and target ICP incentive for the CEO, 200% of base salary and target ICP incentive for certain executive officers, including the Chief Financial Officer and the Bank’s President, and 100% of base salary and target ICP incentive for other executives. In addition, it provides for up to 12 months of Company-paid COBRA medical, dental and vision coverage, and certain outplacement services. Payments will be made within 30 days of a signed general release of claims but in no event will such payment be made later than March 15 of the year following the year during which the termination occurs.
The circumstances that constitute a “change in control” are set forth in the Change in Control Plan. Generally, a change in control includes a merger or consolidation, other than a merger or consolidation in which the owners of our voting securities own 50% or more of the voting securities of the surviving entity; a liquidation or dissolution or the closing of the sale or other disposition of all or substantially all of our assets; an acquisition by any person, directly or indirectly, of 50% or more of our voting securities; and an acquisition by any person, directly or indirectly, of 25% or more of our voting securities and, within 12 months of the occurrence of such event, a change in the composition of the Board occurs as a result of which 60% or fewer of the directors are incumbent directors.
Our Change in Control Plan includes a number of restrictive covenants, and the executives’ rights to receive benefits thereunder are subject to compliance with such covenants. Generally, unless we provide otherwise in writing, the executive must not directly or indirectly engage in, have any ownership in or participate in the financing, operation, management or control of any person, firm, corporation or business that competes with us or our affiliates, or any of our customers or our affiliates for a period of (i) 18 months,

70	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
in the case of the CEO (ii) 12 months, in the case of the Chief Financial Officer and the Bank’s President and (iii) six months, in the case of most other covered executives. In addition, unless we provide otherwise in writing, the executive may not directly or indirectly solicit, recruit, otherwise hire or attempt to hire any of our employees or cause any such person to leave his or her employment during the periods described in the previous sentence. Finally, the executive must execute a general release of claims in our favor covering all claims arising out of the executive’s involuntary termination of employment (as defined in the Change in Control Plan) and employment with us and our affiliates.
Any benefits payable to an executive under the Change in Control Plan are reduced by any severance benefits we may pay to that executive under any other policy, plan, program or arrangement, including our Severance Benefit Policy.
Severance Benefit Policy
Our Severance Benefit Policy provides severance pay and benefits to eligible employees who are involuntarily terminated from employment due to staff reduction, position elimination, closure of a business unit, organization restructuring or such other circumstances as we deem appropriate for the payment of severance benefits. The policy is intended to promote our ability to modify our workforce and structure, while providing a reasonable level of certainty and job security to our employees. The policy covers regular full-time and part-time U.S. employees, including the NEOs.
The Severance Benefit Policy provides for a cash severance payment based on job-level. For NEOs, this benefit is equal to six weeks’ pay per year of service including a pro-rata amount for each partial year worked, with a minimum benefit of six months’ pay and a maximum benefit of one year’s pay. In addition, under the policy, we continue to make co-payments for COBRA medical, dental, and vision coverage during the severance pay period and pay designated outplacement services provided by a Company-selected external vendor. Payments will be made in a lump sum as soon as practicable following the receipt of a signed general release of claims but in no event will such payment be made later than March 15 of the year following the year during which the termination occurs. Any benefits payable to an executive under this policy are reduced by any severance benefits we pay to that executive under any other policy, plan, program, or arrangement, including our Change in Control Plan discussed above.

SVB 2023 PROXY STATEMENT	71

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
2006 Equity Incentive Plan
Equity grants made to our NEOs are governed by the terms and conditions of the underlying award agreements and the 2006 Equity Incentive Plan. The table below outlines the vesting treatment of equity grants upon various scenarios under the 2006 Equity Incentive Plan.

Scenario	Vesting Treatment

Change in Control (as defined in the plan)	All unvested RSUs, PRSUs and stock options will vest in full in the event that a successor corporation does not assume or substitute an equivalent option or right for the original equity awards under the plan. The PRSUs would vest based on target performance.

Death or Disability	All unvested RSUs and stock options will become fully vested upon death or disability.

In the event of a termination due to death or disability:

PRSUs granted prior to May 2021: Will be paid based on the actual level of achievement of the applicable performance conditions vesting as of the end of the applicable performance period for any company performance metrics and the date of termination for any individual performance metrics. Awards will be pro-rated based on the number of calendar days that have elapsed between the commencement date of the applicable performance period and the termination date.

PRSUs granted beginning May 2021: Will vest in full based on on the actual level of achievement of the applicable performance conditions vesting as of the end of the applicable performance period for any company performance metrics and as of the date of termination for any individual performance metrics.

Voluntary or Involuntary Termination	All unvested RSUs, PRSUs and stock options will generally be forfeited upon voluntary or involuntary termination.

Beginning May 2021, annual awards (including options, RSUs and PRSUs) granted under the plan to our NEOs, executives and certain other senior leaders are eligible for continued vesting upon retirement. Retirement is defined as the grantee being at least 55 years of age, having provided at least ten years of continuous service and being a good leaver upon retirement and being in good standing (in each case, as defined in the applicable award agreement) through the applicable vesting date. Any outstanding PRSUs will vest based on the actual level of achievement of the applicable performance conditions as of the date of termination (for individual performance conditions) or as of the end of the applicable performance period (for Company performance conditions).

As of December 31, 2022, Messrs. Becker, Descheneaux and Cox met the age and service requirements for continued vesting upon a qualifying retirement.

72	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Payments upon Termination of Employment
The following tables summarize the payments that would be payable to our NEOs, as of December 31, 2022, in the event of various termination scenarios, including voluntary resignation, involuntary termination (not for cause), involuntary termination for good reason or after a change in control, death and disability. In the event of an involuntary termination for cause, no payments would be made to the NEOs, and this scenario is therefore excluded from the below table. For each of the tables below, where applicable, the market value of unvested equity that would vest is calculated assuming a price per share of $230.14, which was the closing market price of our stock on December 30, 2022 (the last trading day of the year).

Name	Payment Type	Voluntary Resignation (including Retirement) ($)	Involuntary Termination (Not for Cause) ($)	Involuntary or for Good Reason After Change in Control ($)	Death ($)	Disability ($)

Greg Becker	Cash severance pay(1)	—	1,100,000	9,900,000	—	—
	Value of stock options(2)	—	—	429,526	429,526	429,526
	Value of RSUs/PRSUs(2)	4,212,713	—	8,205,105	8,205,105	8,205,105
	Other company-paid benefits(3)	—	30,865	36,507	—	—
	TOTAL(4)	4,212,713	1,130,865	18,571,138	8,634,631	8,634,631
Dan Beck	Cash severance pay(1)	—	482,212	3,375,000	—	—
	Value of stock options(2)	—	—	119,268	119,268	119,268
	Value of RSUs/PRSUs(2)	—	—	2,364,152	2,364,152	2,364,152
	Other company-paid benefits(3)	—	23,242	39,337	—	—
	TOTAL	—	505,454	5,897,757	2,483,420	2,483,420
Michael Descheneaux	Cash severance pay(1)	—	800,000	3,600,000	—	—
	Value of stock options(2)	—	—	190,900	190,900	190,900
	Value of RSUs/PRSUs(2)	1,712,165	—	3,487,005	3,487,005	3,487,005
	Other company-paid benefits(3)	—	31,997	39,337	—	—
	TOTAL	1,712,165	831,997	7,317,242	3,677,905	3,677,905
Philip Cox	Cash severance pay(1)	—	700,000	1,400,000	—	—
	Value of stock options(2)	—	—	119,268	119,268	119,268
	Value of RSUs/PRSUs(2)	1,068,463	—	2,166,461	2,166,461	2,166,461
	Other company-paid benefits(3)	—	32,408	41,497	—	—
	TOTAL	1,068,463	732,408	3,727,226	2,285,729	2,285,729
Michael Zuckert	Cash severance pay(1)	—	675,000	1,350,000	—	—
	Value of stock options(2)	—	—	85,851	85,851	85,851
	Value of RSUs/PRSUs(2)	—	—	1,621,873	1,621,873	1,621,873
	Other company-paid benefits(3)	—	25,888	32,477	—	—
	TOTAL	—	700,888	3,090,201	1,707,724	1,707,724

(1)Cash severance pay reported under “Involuntary Termination (Not for Cause)” is calculated based on the terms of our Severance Benefit Policy. Cash severance pay reported under “Involuntary or for Good Reason After Change in Control” is calculated based on the terms of our Change in Control Plan for executives. Consistent with the Change in Control Plan, amounts reported are calculated assuming no adjustment to reflect the "net better" cutback.

SVB 2023 PROXY STATEMENT	73

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
(2)Reported values based on current market value as of December 31, 2022 and assume target performance for all PRSUs. Values reported under Voluntary Resignation (including retirement) for Messrs. Becker, Descheneaux and Cox represent continued vesting of all outstanding stock options, RSUs and PRSUs granted on or after May 1, 2021 upon a qualifying retirement. Values reported under “Involuntary or for Good Reason After Change in Control” are calculated based on the terms of our 2006 Equity Incentive Plan, which provides that if outstanding equity awards are not assumed or substituted by the successor of the Company upon a change in control event, all such awards will fully vest and all restrictions thereon will lapse. The amounts reported in this table assume that such equity awards are not assumed or substituted. Values reported under Death and Disability represent the full vesting of outstanding stock options and RSUs. PRSUs granted on or after May 2021 vest in full and PRSUs granted prior to May 2021 are pro-rated through December 31, 2022. See “Other Post-Employment Payments – 2006 Equity Incentive Plan” for additional details.
(3)Other company-paid benefits includes outplacement benefits and COBRA payments consistent with our Severance Benefit Policy for amounts reported under "Involuntary Termination (Not For Cause)" and our Change In Control Plan for amounts reported under “Involuntary or for Good Reason After Change in Control”.
(4)Excludes the Deferred Compensation Plan balance for Mr. Becker in the amount of $950,917 as of December 31, 2022. Mr. Becker is entitled to receive his account balance under each of the termination scenarios, to be paid in accordance with the Deferred Compensation Plan and Mr. Becker’s payment elections.
Ms. Izurieta departed the Company on October 1, 2022. The Company initiated discussions with Ms. Izurieta about a transition from the Chief Risk Officer position in early 2022. Accordingly, the Company and Ms. Izurieta entered into a separation (without cause) agreement pursuant to which she ceased serving in her role as Chief Risk Officer as of April 29, 2022 and moved into a non-executive role focused on certain transition-related duties until October 1, 2022. Such duties included supporting and advising on our Risk organization and ongoing initiatives and on the search for an anticipated new Chief Risk Officer. Given the significance of the position of the Chief Risk Officer, it was important to the Company that the transition be facilitated in a manner that supported continuity and retention within the Risk organization as we searched for a new Chief Risk Officer. Ms. Kim Olson succeeded to the role of Chief Risk Officer on December 27, 2022.
Under the agreement, Ms. Izurieta received (i) a payment of $450,000 equal to the pro-rata portion of her target ICP bonus for 2022; (ii) a one-time payment of $1,500,000 in return for her willingness to provide five months of transition services; (iii) a severance payment of $457,192; and (iv) certain COBRA premiums and outplacement benefits. All unvested equity at the time of her termination (valued at $2,195,617 as of her termination date) was forfeited per the terms of our equity incentive plan, and no new equity awards were granted in 2022. The following table summarizes the payments made or accrued to Ms. Izurieta upon her separation from the Company on October 1, 2022.

Name	Payment Type	($)

Laura Izurieta	Cash separation pay(1)	2,407,192
	Value of stock options(2)	—
	Value of RSUs/PRSUs(2)	—
	Other company-paid benefits(3)	38,817
	TOTAL	2,446,009

(1)Pursuant to her separation (without cause) agreement, Ms. Izurieta received the following cash payments: (i) a payment of $450,000 equal to the pro-rata portion of her target ICP bonus for 2022, (ii) a one-time payment of $1,500,000 in return for her willingness to provide five months of transition services; and (iii) a severance payment of $457,192.
(2)Upon Ms. Izurieta's departure from the Company, all outstanding stock options, RSUs and PRSUs were forfeited.
(3)Other company-paid benefits include certain COBRA premiums and outplacement benefits pursuant to Ms. Izurieta's separation (without cause) agreement.

74	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
CEO Pay Ratio
Ratio Based on 2022 Compensation
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Greg Becker, our President and Chief Executive Officer. For 2022, our last completed fiscal year: (i) the median of the annual total compensation of all employees of the company (other than the CEO) was $119,782; and (ii) the annual total compensation of our CEO, as reported in the “Summary Compensation Table” was $9,914,641. Based on this information, for 2022, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 83 to 1. This pay ratio is a reasonable estimate calculated in accordance with Item 402(u) of Regulation S-K.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used are described below. Given the large growth of our employee population, we selected a new median employee for 2022.
We selected October 31, 2022 (which is a date within the last 3 months of our last completed fiscal year) as the date upon which we would identify the “median employee”. This date was chosen to allow sufficient time to identify the median employee given the global scope of our operations. As of October 31, 2022, our employee population (excluding the CEO) consisted of 8,448 individuals, including employees in the United States, United Kingdom, Ireland, Germany, Israel, China, Hong Kong, Canada, India, Sweden and Denmark. No employees were excluded due to data privacy restrictions in our determination of the “median employee.” To identify the “median employee” from our employee population, we utilized payroll and equity plan records for November 1, 2021 through October 31, 2022 (the “compensation measure”). Given that prior year payroll earnings reports would not be available until mid-January and prior-year bonus and profit-sharing amounts would not be available until late-February, we measured compensation for the employees in our sample using the 12-month period ended October 31, 2022. The payroll records included all earnings paid, except most benefit programs, realized equity compensation earnings, deferred compensation payments, and non-taxable per diem payments. Equity plan records included the grant date fair value of all equity grants (with performance-based equity awards assumed to be achieved at target). Mandatory deferrals of incentive compensation were also included at the time of deferral. Additionally, we did not annualize compensation for employees who were not active for the entire period between November 1, 2021 through October 31, 2022. Employees who did not receive compensation during this period were excluded (for example, recent hires who did not receive a paycheck by October 31, 2022). In identifying the “median employee”, we did not make any cost-of-living adjustments. Amounts paid in foreign currency were converted into United States dollars using third party foreign exchange rates as of October 31, 2022. We identified our “median employee” using a standard median formula based on the compensation measure, which was consistently applied to all of our employees included in this calculation.
With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $119,782. With respect to the annual total compensation for the CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table.

SVB 2023 PROXY STATEMENT	75

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the “Executive Officers and Compensation—Compensation Discussion and Analysis” section.
2022 Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (millions)(7)	Return on Equity (%)(8)

2022	9,914,641	(27,178,031)	3,350,164	(7,288,327)	91.67	114.85	1,509	12.1
2021	9,922,132	43,882,667	3,578,546	14,333,009	270.65	128.10	1,770	17.1
2020	7,535,201	23,896,548	3,162,695	8,604,979	152.78	89.95	1,191	16.8

(1)The amounts reported are the amounts of total compensation reported for Mr. Becker (our Principal Executive Officer ("PEO") who serves as our President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table (SCT). For additional information, please refer to “Executive Officers and Compensation—Compensation for Named Executive Officers—Summary Compensation Table.”
(2)The amounts reported represent the amount of “compensation actually paid” to Mr. Becker, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Becker during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Becker’s total compensation as reported in the SCT for each year to determine the compensation actually paid to Mr. Becker:

Year	Summary Compensation Table Total for PEO	Value of Equity Awards Reported in Summary Compensation Table(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO(c)

2022	9,914,641	(7,304,407)	(29,788,264)	(27,178,031)
2021	9,922,132	(5,861,186)	39,821,721	43,882,667
2020	7,535,201	(4,818,337)	21,179,684	23,896,548

(a)The amounts shown in this column reflect the total grant date fair value of equity awards granted to Mr. Becker for the applicable year, which represents the total of the amounts reported in the “Stock Awards” and “Stock Option Awards” columns of the Summary Compensation Table for the applicable year.
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) for any awards granted in the applicable year that are outstanding and unvested as of the end of the year, the year-end fair value of those awards; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the applicable year, the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of those awards; (iii) for any awards that were granted and became vested in the same applicable year, the fair value of those awards as of the vesting date; (iv) for any awards granted in prior years that vested in the applicable year, the amount equal to the change in fair value of those awards as of the vesting date (from the end of the prior fiscal year); (v) for any awards granted in prior years that failed to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value of those awards as of the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year (which were none for each of the applicable years). The valuation assumptions used to calculate fair values did not materially differ from those disclosed as of the grant date of the equity awards. The amounts deducted or added in calculating the equity award adjustments are as follows:

76	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Applicable Year	Year over Year Change in Fair Value of Outstanding Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Applicable Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Applicable Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Applicable Year	Total Equity Award Adjustments

2022	2,160,641	(23,909,882)	—	(8,039,023)	—	(29,788,264)
2021	8,224,967	27,808,493	—	3,788,260	—	39,821,721
2020	13,574,927	8,634,145	—	(1,029,388)	—	21,179,684

(c)The amounts shown for each applicable year is calculated as (i) the amount shown in the Summary Compensation Table Total for PEO column, less (ii) the amount shown in the Reported Value of Equity Awards in SCT column, plus or minus (iii) the amount shown in the Equity Awards Adjustments column for each applicable year.
(3)The dollar amounts reported represent the average of the amounts of total compensation reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Becker) for each corresponding year in the “Total” column of the SCT. For additional information, please refer to "Executive Officers and Compensation—Compensation for Named Executive Officers—Summary Compensation Table." The names of each of the NEOs (excluding Mr. Becker) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Dan Beck, Michael Descheneaux, Philip Cox, Michael Zuckert and Laura Izurieta; (ii) for 2021, Dan Beck, Michael Descheneaux, Philip Cox, Michael Zuckert, John China and Marc Cadieux; and (iii) for 2020, Dan Beck, Michael Descheneaux, Philip Cox and John China.
(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Becker), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Becker) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Becker) based on the SCT for each year to determine the compensation actually paid, using the same methodology described above in Note 2 but as applied to the NEOs as a group (excluding Mr. Becker):

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Value of Equity Awards Reported in Summary Compensation Table	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs

2022	3,350,164	(1,661,557)	(8,976,935)	(7,288,327)
2021	3,578,546	(1,627,169)	12,381,632	14,333,009
2020	3,162,695	(1,539,092)	6,981,376	8,604,979

(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Applicable Year	Year over Year Average Change in Fair Value of Outstanding Equity Awards Granted in the Applicable Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Applicable Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Applicable Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Applicable Year(1)	Total Average Equity Award Adjustments

2022	491,479	(5,679,727)	—	(2,477,277)	(1,311,409)	(8,976,935)
2021	2,288,325	9,085,372	—	1,007,935	—	12,381,632
2020	4,336,130	2,877,630	—	(232,384)	—	6,981,376
(1)The amount shown reflects the forfeiture of unvested equity awards due to Ms. Izurieta's separation from the Company on October 1, 2022.
(5)Total Shareholder Return (TSR) is calculated on a cumulative basis by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

SVB 2023 PROXY STATEMENT	77

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
(6)Peer Group Shareholder Return represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Bank Index as of December 31, 2022.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year (Net Income).
(8)Return on Equity (ROE) is defined as the percentage equal to Net Income divided by the Company's common stockholders' equity, in each case, as reflected in the Company's audited financial statements for the applicable year. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Return on Equity is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to company performance.
Financial Performance Measures
As described in greater detail in “Executive Officers and Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are:
1.Return on Equity ("ROE");
2.Relative TSR (the Company’s TSR as compared to a peer group established by the Compensation and Human Capital Committee);
3.SVB stock price; and
4.Risk Management
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the “Executive Officers and Compensation—Compensation Discussion and Analysis” section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, such Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid Versus TSR
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Becker and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Becker) is aligned with the Company’s cumulative TSR over the three years presented in the Pay versus Performance table. The compensation actually paid is aligned with the Company’s cumulative TSR over the period presented because a significant portion of the compensation actually paid to Mr. Becker and to the other NEOs is comprised of equity awards. As described in more detail in the “Executive Officers and Compensation—Compensation Discussion and Analysis” section, the Company targets that approximately 71% of the target value of total compensation awarded to the CEO and 59% of the target value of total compensation awarded to the other NEOs (in each case in 2022) is comprised of equity awards, including restricted stock units, performance-based restricted stock units and stock options.

78	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Company TSR Versus Peer Group TSR
As demonstrated by the following graph, the Company’s cumulative TSR over the three-year period presented in the Pay Versus Performance Table was $91.67, while the cumulative TSR of the peer group presented for this purpose, the Nasdaq Bank Index, was $114.85 during the same period. While the Company’s cumulative TSR outperformed the Nasdaq Bank Index during the first two years presented in the Pay Versus Performance Table, which correlates to the compensation actually paid to the PEO and other NEOs, the cumulative TSR for the full three years is below the index peer group which is represented in the decrease in compensation actually paid (as computed in accordance with Item 402(v) of Regulation S-K) in 2022. For more information regarding the Company’s performance and the companies that the Compensation and Human Capital Committee considers when determining compensation, refer to “Executive Officers and Compensation—Compensation Discussion and Analysis.”
Compensation Actually Paid Versus Net Income
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Becker and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Becker) is generally aligned with the Company’s Net Income over the three years presented in the Pay Versus Performance Table. While the Company does not use Net Income as a performance measure in the overall executive compensation program, the measure of Net Income is correlated with the measure of Return on Equity, which the Company does use for purposes of setting performance goals in the Company’s short-term incentive compensation program and the performance-based RSUs that are awarded to the NEOs. As described in more detail in the “Executive Officers and Compensation—Compensation Discussion and Analysis” section, the Company targets that approximately

SVB 2023 PROXY STATEMENT	79

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
29% of the target value of total compensation awarded to the CEO and 41% of the target value of total compensation awarded to the other NEOs (in each case, for 2022) consists of amounts determined under the Company short-term incentive compensation program.
Compensation Actually Paid Versus Return on Equity
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Becker and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Becker) is generally aligned with the Company’s ROE over the three years presented in the Pay Versus Performance Table. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that ROE is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes ROE for purposes of setting performance goals in the Company’s short-term incentive compensation program on both an absolute and relative basis, as well as for setting goals for the performance-based RSUs, relative to peers, that are awarded to the NEOs. As described in more detail in the “Executive Officers and Compensation—Compensation Discussion and Analysis” section, the Company targets that approximately 90% of the target value of total compensation awarded to the CEO and 81% of the target value of total compensation awarded to the other NEOs is considered “at-risk” through the short-term and long-term incentive programs.

80	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

05
Proposal Five | Approval of Amended and Restated 2006 Equity Incentive Plan
The Board of Directors recommends a vote "FOR" approval of our Amended and Restated 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder.

Executive Summary
Proposal and Selected Equity Plan and Financial Information

Summary of Proposal:	We are proposing to increase the share reserve of our 2006 Equity Incentive Plan, as amended and restated (the “Equity Plan”) by 1,500,000 shares of common stock
Number of Shares Available for Grant:	1,636,040*
Number of Shares Subject to Outstanding Options and Unvested RSUs:	1,528,165* (of which 472,272* shares are subject to outstanding options and 1,055,893* are subject to unvested restricted stock units)
Number of Total Shares of Common Stock Outstanding:	59,171,883*
Date of Last Stockholder Approval:	April 18, 2019 (to, among other things, increase the share reserve of the Equity Plan by an additional 2,500,000 shares, including performance-based restricted stock units)
Date of Plan Expiration:	April 24, 2029

*As of December 31, 2022 (as disclosed under Note 4 (Share-Based Compensation) in the “Notes to Consolidated Financial Statements” under Part II, Item 8 in our 2022 Annual Report on Form 10-K). This number does not include the proposed increase to the Equity Plan’s share reserve that is the subject of this Proposal No. 5.

SVB 2023 PROXY STATEMENT	81

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Equity Plan Features and Practices
Our Equity Plan includes the following features and practices, as further described in this “Proposal No. 5: Approval of Amended and Restated 2006 Equity Incentive Plan” section:
General Features/Practices
•No evergreen provision
•No recycling of shares used to pay for the exercise price of Awards
•No single-trigger vesting upon change in control
•No tax gross-ups for plan awards
•Equity burn rate guideline of average three year annual limit of 2.5%
•Dividends and other distributions payable with respect to Awards will not vest or be paid before the Award or shares underlying the Award vest
•Annual director grants typically vest on the last day of the director’s last day of the applicable annual term
•Limit on non-employee director grants in any fiscal year of an initial value greater than $500,000
Full Value Awards
•Each full value award share counts as two shares
•Minimum one year vesting for full value awards, subject to certain exceptions in the Equity Plan (typical practice – three year vesting for performance-based full value awards)
Stock Options
•No stock option reloads
•Minimum 100% fair market value exercise price for options
•Maximum seven year term for options
•Minimum one year vesting for stock option awards (typical practice – four year vesting)
Proposal for Approval
We are asking our stockholders to approve an amendment and restatement of our 2006 Equity Incentive Plan (as amended and restated, the “Amended Equity Plan”), to increase the share reserve in our 2006 Equity Incentive Plan, as amended through October 20, 2022 (the "Equity Plan") so that we can continue to use it to achieve our goals. The Comp/HC Committee of our Board of Directors has approved the Amended Equity Plan, subject to approval from our stockholders at the Annual Meeting.
We are requesting stockholder approval to amend the Equity Plan to increase the number of shares of our Common Stock (“shares”) that may be issued under the Equity Plan by 1,500,000.
We believe strongly that the increase in shares issuable under the Amended Equity Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Comp/HC Committee believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the Equity Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Comp/HC Committee also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.
Background
Our Equity Plan is administered by the Comp/HC Committee. The Comp/HC Committee reviewed the Amended Equity Plan and discussed in detail management’s recommendations of the proposed plan changes, feedback from the Comp/HC Committee’s outside compensation consultant, the extent of feedback received from key stockholders of the Company regarding the Equity Plan and the proposed changes, and a review of the policies of certain proxy advisory firms. The Comp/HC Committee subsequently approved the Amended Equity Plan, subject to approval by our stockholders. In evaluating the Amended Equity Plan, the Comp/HC Committee considered a number of factors, including the overall plan costs and historical and forecasted dilution, burn rate and overhang metrics.

82	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
The Comp/HC Committee regularly reviews our burn rate activity to thoughtfully manage long-term stockholder dilution and maintains a three-year average equity burn rate limit of 2.5%. Specifically, the average number of shares of Common Stock subject to Awards granted under the Equity Plan annually during a given three year period may not exceed 2.5% of the total number of shares of Common Stock outstanding at the beginning of the last fiscal year in such three year period. For purposes of this guideline: (i) each share of Common Stock subject to any Full Value Award will count as though two shares are granted, and (ii) with respect to any performance-based Award under which the number of shares issuable may be greater or less than the stated number of shares, the shares issuable will be counted based on the number of shares issuable at achievement of target performance (or twice such number if the Award is a full value Award). We may, in the Comp/HC Committee’s discretion, change this guideline in the future, or make exceptions where necessary, including for potential corporate acquisitions, if any, where equity retention or incentive awards may be granted to acquired personnel. The average burn rate from the last three fiscal years was 1.75% as summarized in the table below:

	FY 2020	FY 2021	FY 2022	Average

Options Granted	124,091	59,981	77,888	87,320
Full Value Shares Granted	460,671	311,760	548,856	440,429
Total Granted	584,762	371,741	626,744	527,749
Weighted Average Number of Common Shares Outstanding	51,685,000	55,763,000	58,987,000	55,478,333
Burn Rate(1)	2.02%	1.23%	1.99%	1.75%

(1)Calculated using one share for each option award granted and two shares for each full value award granted.
The Company has outstanding, as of December 31, 2022, stock options covering 472,272 shares and 1,055,893 unvested restricted stock units, including performance-based restricted stock units. As of December 31, 2022, the average weighted per share exercise price of all outstanding stock options was $293.67, and the weighted average remaining contractual term was 3.69 years. Accordingly, the 1,528,165 shares subject to outstanding Awards (commonly referred to as the “overhang”) represent approximately 2.6% of our outstanding shares. In addition, the 1,528,165 shares subject to outstanding Awards, the 1,636,040 shares available for issuance and the 1,500,000 shares subject to our proposed increase, represent approximately 7.9% of our outstanding shares (referred to as the dilution rate).
We expect the 1,500,000 requested shares (in addition to our current share reserve) to provide us with enough shares for awards for approximately two to three years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares, hiring activity during the next few years, and forfeitures of outstanding awards under the Amended Equity Plan, noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended Equity Plan could last for a shorter or longer time.
Summary of the Amended and Restated 2006 Equity Incentive Plan
The following is a summary of the principal features of the Amended Equity Plan. The summary is qualified in its entirety by reference to the Amended Equity Plan itself as set forth in Appendix B.
The purpose of the Amended Equity Plan is to attract and retain the best available personnel for positions of substantial responsibility, provide incentives to individuals who perform services for the Company and its affiliates, align with stockholder interests and promote the success of the business of the Company and its affiliates.

SVB 2023 PROXY STATEMENT	83

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
The Amended Equity Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance shares and performance units, and (vi) other cash or stock awards. Each of these is referred to individually as an “Award.” Those who will be eligible for Awards under the Amended Equity Plan include employees, directors and consultants who provide services to the Company and its affiliates. As of December 31, 2022: (i) approximately 8,500 employees and directors were eligible to participate in the Equity Plan, (ii) 2,100 current employees and directors received grants during 2022, (iii) approximately three consultants were eligible to participate in the Equity Plan and (iv) two consultants received grants under the Equity Plan in 2022. Because our named executive officers and directors may participate in the Amended Equity Plan, each of them has an interest in this proposal.
Number of Shares of Common Stock Available Under the Amended Equity Plan. Subject to the provisions of the Amended Equity Plan, the maximum aggregate number of shares of our Common Stock that may be awarded and sold under the Amended Equity Plan is 13,528,505 shares. Included in this total is our proposed increase of 1,500,000 shares of our Common Stock for issuance under the Amended Equity Plan which has been approved by the Comp/HC Committee, but is subject to receipt of stockholders’ approval. If the Company issues substitute awards under the Amended Equity Plan in connection with the assumption, substitution or exchange of awards issued by an acquired entity in a merger or acquisition, the number of shares of Common Stock subject to the substitute awards will not reduce the number of shares of Common Stock available for issuance under the Amended Equity Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or any of its subsidiaries or with which the Company or any subsidiary combines may be used for Awards under the Amended Equity Plan and will not reduce the number of shares available for issuance under the Amended Equity Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options is equal to the share reserve under the Amended Equity Plan.
Shares subject to Awards granted with an exercise price, if any, less than the fair market value on the date of grant, which would include Awards of restricted stock, restricted stock units, performance shares and performance units (“Full Value Awards”), count against the share reserve as two shares for every one share subject to such an Award. To the extent that a share that was subject to a Full Value Award that counted as two shares against the Amended Equity Plan reserve pursuant to the preceding sentence is returned to the Amended Equity Plan, the Amended Equity Plan reserve will be credited with two shares that will thereafter be available for issuance under the Amended Equity Plan.
If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance shares or performance units, is forfeited to or repurchased by the Company, the unpurchased shares (or for Awards other than options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the Amended Equity Plan (unless the Amended Equity Plan has terminated). With respect to stock appreciation rights, all of the shares covered by the Award (that is, shares actually issued pursuant to a stock appreciation right, as well as the shares that represent payment of the exercise price) will cease to be available under the Amended Equity Plan. Shares that have actually been issued under the Amended Equity Plan under any Award will not be returned to the Amended Equity Plan and will not become available for future distribution under the Amended Equity Plan; except that if shares issued pursuant to restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Amended Equity Plan. Shares used to pay the exercise price of an Award will not become available for future grant or sale under the Amended Equity Plan. Shares used to satisfy the tax withholding obligations related to an Award (other than an option or stock appreciation right) will become available for future grant or sale under the Amended Equity Plan. To the extent an Award under the Amended Equity Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Amended Equity Plan.
In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the

84	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
shares occurs, the Administrator (as defined below) will adjust the number and class of shares available for issuance under the Amended Equity Plan, and/or the number, class and price of shares covered by each outstanding Award, and the per-person limits on Awards, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended Equity Plan.
Administration of the Amended Equity Plan. Under the terms of the Amended Equity Plan, the Board, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board, administers the Amended Equity Plan. Subject to the terms of the Amended Equity Plan, the Board or its committee has the sole discretion to, among other things, select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, interpret the provisions of the Amended Equity Plan and outstanding Awards, and make all other determinations necessary or advisable to administer the Amended Equity Plan. Subject to the terms of the Amended Equity Plan, the Board or committee may accelerate certain vesting provisions. The Board or other committee administering the Amended Equity Plan is referred to below as the “Administrator.” The Board has delegated its authority to the Comp/HC Committee to administer the Amended Equity Plan. Under the Amended Equity Plan, the Board and the Comp/HC Committee is permitted to delegate to executive officers and certain members of management the authority to designate recipients of Awards who are not Section 16 Officers and issue Awards to such recipients within guidelines established by the Board or Comp/HC Committee, as applicable, to the extent permitted by applicable law.
Limitations. The Amended Equity Plan contains the following limitations:
•Incentive Stock Options. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first becomes exercisable by any participant during any calendar year may not exceed $100,000. The exercise price of an incentive stock option granted to any employee who owns more than 10% of the total voting power of all classes of our outstanding stock must be at least 110% of the fair market value of our Common Stock on the grant date. Further, with respect to any employee who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option may not exceed five years.
•Share Limitations. Subject to the terms of the Amended Equity Plan, including any adjustment provisions, the following limitations apply to Awards granted under the Amended Equity Plan: during any fiscal year, no employee will be granted: (i) options to purchase more than 250,000 shares; (ii) stock appreciation rights covering more than 250,000 shares; (iii) more than an aggregate of 125,000 shares of restricted stock; (iv) more than an aggregate of 125,000 restricted stock units; and (v) performance units having an initial value greater than $4,000,000, and more than 125,000 performance shares.
•Exchange Program. The Administrator may not implement an exchange program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash; (ii) participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator; and/or (iii) the exercise price of an outstanding Award is increased or reduced.
•Limitation on Awards to Non-Employee Directors. Subject to the adjustment provisions contained in the Amended Equity Plan, no non-employee director may be granted, in any fiscal year of the Company, Awards covering shares having an initial value greater than $500,000. Awards granted to an individual while he or she was an employee or consultant of the Company (but not a non-employee director) will not count against the foregoing limitation.
•Vesting Limits. Awards granted to employees or consultants under the Amended Equity Plan will vest no earlier than the one year anniversary of the Award’s date of grant (or, if applicable, the date an individual commences employment or service). Notwithstanding the foregoing, and subject to the remaining provisions of this paragraph, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting of an Award. Awards that

SVB 2023 PROXY STATEMENT	85

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
result in issuing up to 5% of the maximum aggregate number of shares authorized for issuance under the Amended Equity Plan may be granted to service providers, or outstanding Awards modified, without regard to such minimum vesting provisions. Further, all Awards that have their vesting discretionarily accelerated by the Administrator are subject to the 5% limit, other than upon or in connection with a Change in Control or upon or in connection with a participant’s termination of service due to death, disability or retirement. The Administrator may, in its discretion, accelerate the vesting of Awards such that the Amended Equity Plan’s minimum vesting requirements still must be met, without such vesting acceleration counting towards the 5% limit. The 5% limit will be considered as one aggregate limit applying to the granting of Awards to service providers without respect to the Amended Equity Plan’s minimum vesting requirements and the discretionary vesting acceleration of Awards. Awards that are granted on an annual basis to non-employee directors following the Company’s Annual Meeting of Stockholders will become fully vested no earlier than the last day of the director’s then current annual term of service as a member of the Board; provided, that Awards granted pursuant to the 5% Limit or Awards that accelerate in connection with a change in control of the Company or upon or in connection with a director’s termination of service due to death, disability or retirement are not subject to the foregoing vesting limitation.
•Dividend Payments. Dividends and other distributions payable with respect to Awards will not vest or be paid before the Award or shares underlying the Award vest.
Options. The Administrator is able to grant nonstatutory stock options and incentive stock options under the Amended Equity Plan. Subject to the limitations contained in the Amended Equity Plan, the Administrator determines the number of shares subject to each option. The Administrator determines the exercise price of options granted under the Amended Equity Plan, provided the exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. The term of an option may not exceed seven years.
After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant’s Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) 12 months following his or her termination due to death or disability. If a participant is terminated for cause, the option will immediately terminate. In no event may an option be exercised later than the expiration of its term.
Stock Appreciation Rights. The Administrator is able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of Common Stock between the exercise date and the date of grant. The Company can pay the appreciation in cash, shares of Common Stock or a combination thereof. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the Amended Equity Plan. The Administrator, subject to the terms of the Amended Equity Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the Amended Equity Plan, provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant.
The term of a stock appreciation right may not exceed seven years. After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant generally will be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than cause, death, or disability, and (ii) 12 months following his or her termination due to death or disability. If a participant is terminated for cause, the stock appreciation right will immediately terminate. In no event will a stock appreciation right be exercised later than the expiration of its term.
Restricted Stock. Awards of restricted stock are rights to acquire or purchase shares of our Common Stock, which vest in accordance with the terms and conditions established by the Administrator, subject to the terms and conditions of the Amended Equity Plan. For example, the Administrator may set restrictions based on the achievement of specific performance goals. Subject to the terms of the Amended Equity Plan, the restrictions will lapse at a rate determined by the Administrator. Subject to the provisions of the Amended Equity Plan, the Administrator may provide at the time of or following the grant of the Award for

86	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
accelerated vesting for an Award of restricted stock. The Award agreement will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the Company. Unless the Administrator provides otherwise, and subject to the restrictions in the Amended Equity Plan, participants holding shares of restricted stock will have the right to vote the shares and receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions on transferability and forfeitability as the original Award. Subject to the limitations of the Amended Equity Plan, the Administrator will determine the number of shares granted pursuant to an Award of restricted stock.
Restricted Stock Units. Awards of restricted stock units result in a payment to a participant only if the vesting criteria the Administrator establishes, subject to the terms and conditions of the Amended Equity Plan, is satisfied. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its sole discretion. Notwithstanding the foregoing, and subject to the provisions of the Amended Equity Plan, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of restricted stock units. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof. Restricted stock units that are fully paid in cash will not reduce the number of shares available for grant under the Amended Equity Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company. Subject to the limitations of the Amended Equity Plan, the Administrator determines the number of restricted stock units granted to any participant.
Performance Units and Performance Shares. The Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish in accordance with the terms and conditions of the Amended Equity Plan are achieved or the Awards otherwise vest. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its sole discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. Subject to the terms of the Amended Equity Plan, the performance units and performance shares will vest at a rate determined by the Administrator. Notwithstanding the foregoing, and subject to the provisions of the Amended Equity Plan, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of performance units or performance shares. Performance units will have an initial dollar value established by the Administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a share of our Common Stock on the grant date.
Transferability of Awards. Awards granted under the Amended Equity Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant.
Change of Control. In the event of a merger of the Company with or into another company or change of control of the Company (subject to the next sentence of this paragraph and any vesting acceleration provisions in an Award or other agreement), outstanding Awards will be treated in the manner provided in the agreement relating to the change in control, including without limitation, that Awards may be terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the participant's rights as of the date of the change in control, or Awards may be assumed, continued, or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or the parent or subsidiary of the successor corporation, refuses to assume, continue or substitute for the Award, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms

SVB 2023 PROXY STATEMENT	87

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.
Clawback Policy. All Awards granted under the Amended Equity Plan will be subject to the terms and conditions of any clawback policy adopted by the Company and as may be in eﬀect from time to time. Currently, our executives and other certain senior level employees are subject to our Recoupment Policy.
Amendment and Termination of the Equity Plan. The Administrator will have the authority to amend, alter, suspend or terminate the Amended Equity Plan, except that stockholder approval will be required for any amendment to the Amended Equity Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Amended Equity Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and the Company. The Amended Equity Plan will terminate on April 24, 2029, unless the Board or Comp/HC Committee terminates it earlier.
Equity Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans(2)

Equity compensation plans approved by stockholders	472,272	293.67	2,543,343
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
TOTAL	472,272	293.67	2,543,343

(1)Represents options granted under our 2006 Equity Incentive Plan. This number does not include securities to be issued for unvested restricted stock units 1,055,893 shares.
(2)Includes shares available for issuance under our 2006 Equity Incentive Plan and 907,303 shares available for issuance under the 1999 Employee Stock Purchase Plan. This amount excludes securities already granted under our 2006 Equity Incentive Plan (as discussed above).
Number of Awards Granted to Employees, Consultants, and Directors
The Amended Equity Plan does not provide for set benefits or amounts of Awards, and we have not approved any Awards that are conditioned on stockholder approval of the Amended Equity Plan. The number of Awards that an employee or consultant may receive, or that an outside director may receive, under the Amended Equity Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares of Common Stock subject to options (if any) granted under the Amended Equity Plan during the last fiscal year, (b) the average per share exercise price of such options, (c) the aggregate number of shares (if any) granted under the Amended Equity Plan during the last fiscal year, and (d) the dollar value of such shares based on $230.14 per share, the fair market value as of December 31, 2022:

88	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price ($)	Number of Shares Granted	Dollar Value of Shares Granted ($)

Greg Becker, President and Chief Executive Officer	9,584	497.67	11,649	2,680,901
Dan Beck, Chief Financial Officer	2,875	497.67	3,495	804,339
Michael Descheneaux, President, Silicon Valley Bank	3,833	497.67	4,659	1,072,222
Philip Cox, Chief Operations Officer	2,396	497.67	2,911	669,938
Michael Zuckert, General Counsel	1,797	497.67	2,184	502,626
All executive officers, as a group	3,864	402.75	6,734	1,549,763
All directors who are not executive officers, as a group	—	—	3,553	817,687
All consultants, as a group	—	—	606	139,465
All employees who are not executive officers, as a group	53,539	482.57	498,348	114,689,809

Federal Tax Aspects
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and use of Awards granted under the Amended Equity Plan. Tax consequences for any particular individual may be different.
Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option with an exercise price at least equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares. A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares or performance units, are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

SVB 2023 PROXY STATEMENT	89

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Tax Effect for Us. We generally will be entitled to a tax deduction in connection with an Award under the Amended Equity Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer, Chief Financial Officer and to “covered employees” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code generally places a $1,000,000 annual limit on a publicly-held corporation's tax deduction for compensation paid to such individuals except for certain grandfathered arrangements under Section 162(m) of the Code. The Comp/HC Committee may make grants for which our tax deductions may be limited or eliminated as a result of the application of Section 162(m) of the Code.
Section 409A. Section 409A of the Code, or Section 409A, which was added by the American Jobs Creation Act of 2004, provides certain requirements on non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, subject to certain exceptions, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.
Awards granted under the Amended Equity Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest charges and penalties. In addition, certain states such as California have adopted similar provisions. It is the Company’s intention to structure all Awards to comply with, or be exempt from, Section 409A.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE AMENDED EQUITY PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
Approval of the Amended and Restated 2006 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting.
Our Board of Directors recommends that stockholders vote “FOR” the approval of our Amended and Restated 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder.

90	SVB 2023 PROXY STATEMENT

Security Ownership Information
Security Ownership of Directors and Executive Officers
The following table sets forth information regarding beneficial ownership as of the Record Date of our Common Stock by: (i) each of our directors, (ii) each of the NEOs named in the “Summary Compensation Table” above, and (iii) all directors and executive officers as a group. Unless otherwise noted and subject to applicable community property laws, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class Owned

Eric Benhamou(1)	5,765	*
Elizabeth Burr(1)	401	*
Richard Daniels(2)	1,010	*
Alison Davis(1)	1,407	*
Joel Friedman(1)	23,574	*
Thomas King(3)	297	*
Jeffrey Maggioncalda(1)	4,569	*
Beverly Kay Matthews(4)	2,840	*
Mary Miller(1)	5,605	*
Kate Mitchell(1)(5)	4,558	*
Garen Staglin(2)	13,964	*
Dan Beck(6)	10,394	*
Greg Becker(7)	159,099	*
Philip Cox(8)	19,000	*
Michael Descheneaux(9)	47,705	*
Michael Zuckert(10)	21,277	*
Laura Izurieta	6,118	*
All directors, director nominees and executive officers as a group (19 persons)(11)	333,877	*

*Represents beneficial ownership of less than 1%.
(1)Includes 310 shares which may be acquired pursuant to the vesting of restricted stock units within 60 days of the Record Date.
(2)Does not include 310 shares underlying restricted stock units, receipt of which the director has elected to defer.
(3)Includes 297 shares which may be acquired pursuant to the vesting of restricted stock units within 60 days of the Record Date.
(4)Includes 466 shares which may be acquired pursuant to the vesting of restricted stock units within 60 days of the Record Date.
(5)Does not include 3,274 shares underlying restricted stock units, receipt of which the directors has elected to defer.
(6)Includes 6,152 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.
(7)Includes 60,232 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.
(8)Includes 8,818 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.
(9)Includes 21,864 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.
(10)Includes 9,087 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.
(11)Includes 118,355 shares which may be acquired pursuant to the release of restricted stock units or the exercise of stock options within 60 days of the Record Date. Does not include 3,894 shares underlying restricted stock units, receipt of which certain directors have elected to defer, and 6,118 shares held by Ms. Izurieta.

SVB 2023 PROXY STATEMENT	91

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Security Ownership of Principal Stockholders
The following table sets forth information regarding the beneficial ownership of our Common Stock as of December 31, 2022 by those we know to own more than 5% of our outstanding Common Stock, and is based upon Schedules 13D and 13G filed with the SEC. Applicable percentages are based on 59,171,883 shares outstanding as of December 31, 2022. We know of no persons other than those entities described below which beneficially own more than 5% of our outstanding Common Stock. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares #	Percent of Class Owned %

The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	6,657,712	11.25%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	4,764,282	8.05%
State Street Corporation(3) State Street Financial Center, One Lincoln Street Boston, MA 02111	3,088,022	5.22%
(1)Information is based on figures set forth in the Schedule 13G/A filed by The Vanguard Group (“Vanguard Group”) on February 9, 2023. According to the Schedule 13G/A, of the total shares reported, Vanguard Group, an investment advisor, has sole voting power with respect to zero shares and sole dispositive power with respect to 6,413,197 shares.
(2)Information is based on figures set forth in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on February 3, 2023. According to the Schedule 13G/A, of the total shares reported, BlackRock, an investment adviser, has sole voting power with respect to 4,332,652 shares and sole dispositive power with respect to 4,764,282 shares.
(3)Information is based on figures set forth in the Schedule 13G/A filed by State Street Corporation (“State Street”) on February 10, 2023. According to the Schedule 13G/A, of the total shares reported, State Street, an investment advisor, has sole voting power with respect to zero shares and sole dispositive power with respect to zero shares.

92	SVB 2023 PROXY STATEMENT

Independent Auditor Matters

06
Proposal Six | Ratification of Appointment of Independent Registered Public Accounting Firm
The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm.

The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for our 2023 fiscal year. KPMG LLP has audited our financial statements since November 1994. While neither our Bylaws nor other governing documents require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm, the Board is, based on the recommendation of the Audit Committee, submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the selection of KPMG LLP by a majority of the votes present and entitled to vote on the matter, then the Audit Committee may reconsider its selection.
We expect a representative from KPMG LLP to be present at the Annual Meeting. The representative will be afforded the opportunity to make a statement if they desire to do so and is expected to be available to respond to stockholder questions.
Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm.
Principal Audit Fees and Services
The following table sets forth fees for services billed by or expected to be billed by KPMG LLP for the fiscal years 2022 and 2021, all of which were approved by the Audit Committee in conformity with its pre-approval process and applicable SEC rules:

Fees	2022 $	2021 $

Audit fees	10,943,230	10,040,829
Audit-related fees(1)	932,293	1,216,000
Tax fees(2)	645,000	751,579
TOTAL	12,520,523	12,008,408
(1)Consists principally of fees billed or expected to be billed as incurred on a time and material basis related to internal controls attestation for selected information systems and business units (SSAE 18 audits), buy-side due diligence, and other audit-related projects.
(2)Represents fees for services provided in connection with the Company’s tax compliance and consulting.
In accordance with its charter, the Audit Committee must explicitly approve the engagement of the independent auditor for all audit and permissible non-audit related services, including tax fees, as required by law. To the extent permitted by applicable law, the charter also permits the committee the authority to adopt pre-approval policies and procedures and/or delegate authority to grant approvals to one or more of its members. Approximately 1% of total audit-related fees and tax fees for each of the fiscal years presented above was approved by the Audit Committee pursuant to the de minimis waiver to the pre-approval requirement set forth

SVB 2023 PROXY STATEMENT	93

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
in Rule 2-01(c)(7)(i)(C) of Regulation S-X. Additionally, the Audit Committee reviewed all non-audit related services provided by our independent auditor, KPMG LLP. The Audit Committee concluded that the performance of these services did not compromise KPMG LLP’s independence in the conduct of its auditing function. KPMG LLP also confirmed their independence to the Audit Committee.
Audit Committee Report
The Report of the Audit Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.
The Audit Committee is governed by a Board-adopted charter, a copy of which is available on our website at www.svb.com. The charter specifies, among other things, the scope of the committee’s responsibilities and how those responsibilities are performed. All members of the Audit Committee are “independent” as defined by NASDAQ and the requirements of the Exchange Act and meet the applicable heightened independence criteria under SEC rules. In addition, Mses. Miller, Burr, Davis and Matthews meet the “audit committee financial expert” requirement as defined in Regulation S-K under the Exchange Act, and possess “financial sophistication” as defined under the rules of NASDAQ.
Responsibilities of the Audit Committee
The primary responsibility of the Audit Committee is to act on behalf of the Board in fulfilling the Board’s responsibility with respect to overseeing our accounting and financial reporting practices, the quality and integrity of our financial statements and reports and our internal control over financial reporting and disclosure controls and procedures. The committee is responsible for the appointment (or reappointment) and the compensation of our independent registered public accounting firm, as well as for the review of the qualifications, independence and performance of the registered public accounting firm engaged as our independent auditors. Specifically, in reappointing KPMG LLP as the Company’s independent registered public accounting firm for 2023, the Audit Committee considered, among other factors: KPMG LLP’s performance on prior audits; the quality, efficiency, timeliness and cost of KPMG LLP’s services; KPMG LLP’s knowledge of the Company’s business and the banking industry; and KPMG LLP’s overall relationship with the Audit Committee and management. (See “Proposal No. 6 —Ratification of Appointment of Independent Registered Public Accounting Firm—Principal Audit Fees and Services” for more information about the Audit Committee’s oversight of KPMG LLP’s audit and permissible non-audit fees.)
In addition, the Audit Committee oversees our Internal Audit function, as well as other management functions including financial crimes risk management and credit review. To the extent applicable, the committee also oversees the Company’s material litigation matters, regulatory enforcement actions, ethical compliance and other legal proceedings.
The Audit Committee meets regularly in executive session with our independent auditor and our Chief Auditor (both separately and together), as appropriate.
Responsibilities of Management, Independent Auditor and Internal Audit
Management has the primary responsibility over the Company’s financial statements and the reporting process, as well as our internal controls. Our independent registered public accounting firm, KPMG LLP, is responsible for expressing an opinion on the conformity of our audited financial statements with U.S. generally accepted accounting principles, as well as an opinion on the effectiveness of our internal control over financial reporting in accordance with the requirements promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). KPMG LLP has served as our independent auditor since 1994.

94	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Our Chief Auditor reports directly to the Audit Committee (and administratively to the CEO). Under his direction, our Internal Audit function is responsible for preparing an annual audit plan and conducting internal audits intended to evaluate the Company’s internal control structure and compliance with applicable regulatory requirements.
Financial Reporting for 2022
The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of December 31, 2022, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in “Internal Control — Integrated Framework (2013).” The committee also has reviewed and discussed with KPMG LLP its review and report on our internal control over financial reporting.
Moreover, the Audit Committee has reviewed and discussed with management and the independent auditor the audited consolidated financial statements as of and for the year ended December 31, 2022, including any critical audit matters addressed during the audit. The Audit Committee discussed with the independent auditor the matters required to be discussed by PCAOB and the SEC. In addition, the Audit Committee received from the independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, including Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditor the auditor’s independence from us and our management.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
This report is included herein at the direction of the members of the Audit Committee.
Audit Committee
Mary Miller (Chair)
Elizabeth "Busy" Burr
Richard Daniels
Alison Davis
Beverly Kay Matthews

SVB 2023 PROXY STATEMENT	95

Other Proposals

07	Proposal Seven | Stockholder Proposal The Board of Directors Recommends a Vote “AGAINST” this stockholder proposal.

SVB is not responsible for the content of the following stockholder proposal, which was provided by the proponent.
Stockholder Proposal Regarding Racial Equity Audit
Trillium ESG Global Equity Fund has advised us that it intends to send a representative to present the following proposal:
Resolved: Shareholders of SVB Financial Group (“SVB”) urge the board of directors to oversee a third-party audit (within a reasonable time and at a reasonable cost) which assesses and produces recommendations for improving the racial impacts of its policies, practices, products, and services, above and beyond legal and regulatory matters, outside of the Access to Innovation program. Input from stakeholders, including civil rights organizations, employees, and customers, should be considered in determining the specific matters to be assessed. A report on the audit, prepared at reasonable cost and omitting confidential/proprietary information, should be published on SVB’s website.
Racial gaps cost the United States economy an estimated $16 trillion over the past twenty years.2 Racial equity audits engage companies in a process that internal actions may not replicate, potentially unlocking value, uncovering blind spots, and examining the external impact a company has on communities of color. State Street, BlackRock, Citi, JPMorgan Chase, and Wells Fargo have committed to such audits.
SVB publicly committed to a racial equity audit limited to its Access to Innovation program in 2022. We believe the company would benefit from expanding the scope to parts of the business that have more financial and operational impact.
SVB has set diversity goals for 2025, but it is unclear how it plans on mitigating bias in business processes until then. The leadership teams of SVB Capital (its venture fund investments arm) and portfolio companies appear to significantly lack representation from underrepresented communities. With only 2.6 percent of funding going to Black and Latino founders in 2020, racial bias in investment decisions may be present through the value chain.3 Given SVB Capital accounted for nearly a quarter of SVB’s 2021 net income, we believe it is important to rigorously assess the potential impact of this business line.4
Moreover, there appear to be zero named executive officers and only one director on the board who are people of color.5 Multiethnic perspectives reportedly reduce groupthink, which is correlated with better decision-making and risk management.6
Furthermore, an audit of the investment due diligence process and political activities may help ensure SVB does not advance products or legislation that cause racial harm. For example, venture-backed startups have faced scrutiny for racial insensitivity and
2    https://ir.citi.com/NvIUklHPilz14Hwd3oxqZBLMn1_XPqo5FrxsZD0x6hhil84ZxaxEuJUWmak51UHvYk75VKeHCMI%3D
3    http://about.crunchbase.com/wp-content/uploads/2020/10/2020_crunchbase_diversity_report.pdf
4    https://d18rn0p25nwr6d.cloudfront.net/CIK-0000719739/4b031df0-621a-429e-95ec-1ba5f88b029d.pdf
5    https://s201.q4cdn.com/589201576/files/doc_downloads/2022/SVB-2021-Form-DEF14A-(1).pdf
6    https://illinoistreasurergovprod.blob.core.usgovcloudapi.net/twocms/media/doc/il%20treasurer%20white%20paper%20-%20the%20investment%20case%20for%20board%20diversity%20(oct%202020).pdf

96	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
reinforcement of racial hierarchies.7 SVB is also a member of the Securities Industry Financial Markets Association, which lobbied most frequently against the Wall Street Tax Act of 2019.8 Supporters argue that the revenue raised through the tax could fund measures such as student loan forgiveness and the Green New Deal, which could mitigate impacts of systemic racism.9
We urge the company to conduct a full racial equity audit to examine its total impact and help dismantle systemic racism.
_______________________________________

Company’s Statement in Opposition
Our Board of Directors and its Governance and Corporate Responsibility Committee have considered this proposal and recommend that stockholders vote “AGAINST” this stockholder proposal regarding a racial equity audit.
•Driving inclusion and equality is one of our top corporate priorities; we are making investments and have dedicated extensive resources through our Access to Innovation platform and other programs and initiatives to support women, Black and Latinx entrepreneurs and founders, advance DEI, both internally and externally, and address systemic failures in the innovation ecosystem.
•We are currently conducting a third-party Equity Audit of our flagship Access to Innovation platform to measure the impact of the platform so far and set a baseline to measure future progress against. We plan to publish findings from the audit, and our response, in Q3 2023.
•We also seek input from our stockholders, employees, outside DEI and innovation advisors, community partners and other stakeholders. For example, we engage with and solicit input from an external advisory board formed for our Access to Innovation platform and nonprofit organizations in support of our Community Benefit work. We also leverage our internal expertise, including our Head of Access to Innovation and Chief Diversity Officer, as well as seek employee feedback, such as through employee focus groups.
•We promote accountability through stakeholder engagement and board-level oversight and are committed to transparency and enhanced public disclosures regarding our internal and external DEI initiatives. Our DEI efforts are overseen by both (for our external activities) the Governance/CR Committee and (for our internal activities) the Comp/HC Committee.
•We oppose this proposal not on the basis of what it seeks to accomplish, but on the basis that we are already conducting an equity audit and that we are better served by leveraging more perspectives to shape our strategy, instead of relying on a single audit. An audit is one way to potentially uncover “blind spots,” but not the only way.
•We are committed to creating a more diverse, equitable and inclusive company and combating racial and gender inequities in the innovation ecosystem. We will continue to evolve our policies, practices, products and approach to deliver on our goals.
7    https://thenextweb.com/news/bodega-problem-disruption, https://www.insider.com/ai-startup-sanas-accent-translation-technology-call-center- racism-2022-9
8    https://my.sifma.org/Directory/Member-Directory, https://www.opensecrets.org/orgs//summary?id=D000000229
9    https://thehill.com/blogs/congress-blog/economy-budget/463361-a-wall-street-tax-can-help-pay-for-bold-policy-solutions/; https://www.cfo.com/accounting-tax/2019/05/bernie-sanders-introduces-plans-for-wall-street-speculation-tax/, https://www.marketwatch.com/story/you-have-a-degree-but-who-do-you-know-why-student-debt-is-a-racial-justice-issue-2020-06-15; https://www.cjr.org/covering_climate_now/green-new-deal-climate-justice.php

SVB 2023 PROXY STATEMENT	97

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION

We are committed to combating social inequalities and continue to use our position in the innovation ecosystem to advance DEI
We are committed to creating a more diverse, equitable and inclusive company and to advancing racial and gender equity in the innovation ecosystem. We stand against social oppression and exclusion in all forms: racism, heterosexism, ageism, ableism, and discrimination against those from disadvantaged socio-economic backgrounds. We have dedicated extensive resources – people, programs and dollars – to action-oriented initiatives, including Access to Innovation, to advance racial justice and combat systemic racism within our business, our communities and the innovation economy, globally.
We are working actively to increase equity, access and representation in the innovation economy. That’s why we launched our Access to Innovation platform and pledged $50 million over five years (2021-2025) to reach 25,000 people. To date, SVB has impacted more than 17,000 individuals and deployed more than $25 million through fellowships, internships, scholarships, our venture capital ("VC") partnerships and other avenues. Diversity is an SVB value, and we promote it internally and externally because of our belief that an inclusive innovation ecosystem will have positive implications for our shareholders, employees and clients.

We are focused on advancing our internal and external DEI initiatives and are making considerable progress, thought there is much more to do.
Over the last four years, SVB has been active in doing our part to combat systemic inequalities within our direct sphere of influence in the tech/VC ecosystem. The summary below is a snapshot of the activities we’ve led internally and externally to address issues related to equity and access. We have made considerable and rapid progress on our internal DEI work. Some highlights from the past year include:
•Publishing our specific workforce demographic data, a DEI overview and continuing to share our annual US EEO-1 Report and UK Branch Gender Pay Gap Report.
•Promoting equity by expanding our experiential DEI learning and skill-building through formal training courses and on-demand resources designed to address bias, systemic racism and social oppression, as well as promote allyship and inclusive behaviors. We also assigned a DEI goal to every employee in 2023 as a part of their performance review.
•Bolstering our Employee Resource Groups ("ERG") to unite diverse groups of employees to build community, enhance career development and contribute to professional and personal satisfaction. Our ERGs have significantly grown since their inception in 2021 and we now have more than 1,400 members in our six ERGs, globally.
•Signaling our commitment to the advancement of DEI by becoming a signatory of CEO Action for Diversity & Inclusion, a growing coalition of CEOs pledging their commitment and advancement of diversity and inclusion in the workplace.
•Continuing to challenge our own internal processes and operations by undertaking an internal assessment of our DEI infrastructure and initiatives. The assessment was conducted in 2022 by Korn Ferry as a management tool and we are leveraging the findings from it, along with semiannual employee opinion results, to recalibrate the DEI steering group and to continue to establish new programs and initiatives. We’ve implemented Quarterly DEI Town Halls (hosted by our CEO, Greg Becker) with the entire firm to: (1) ensure diversity, equity and inclusion is top of mind for all employees; (2) allow transparency into our DEI strategy and initiatives; and (3) to solicit feedback from our employees.
We have been equally dedicated to DEI externally, as we continue to grow the Access to Innovation platform. Access to Innovation is SVB’s flagship platform through which we provide capital, tools and support to underrepresented groups (Women, Black and

98	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Latinx) in the innovation economy. SVB began the platform’s development in 2017 and publicly announced the program in 2019. In 2022, we launched an external advisory board for Access to Innovation to advise, direct and help advance the program's objectives. There are three strategic focus areas under the Access to Innovation umbrella:
•Capital and Connections: Expanding opportunities for founders from underrepresented groups by increasing access to funding, and providing startup support, leadership development and connections. For example, we work extensively with our New and Strategic Channels group within our Commercial Bank to build relationships with accelerators and other organizations where we can develop our network of entrepreneurs from underrepresented groups. Additionally, our Catalyst Program commits capital every year to emerging VC managers, led by Black and Latinx general partners. By supporting primarily first- or second-time funds, SVB's commitment provides institutional credibility that supports these managers' firm creation, fundraising efforts and brand building.
•Talent and Representation: Nurturing talent from early to advanced career stages through education, professional development, work experiences and connections. For example, we established the SVB Fellows Program, a fellowship program for Black, Latinx and women professionals looking to launch their careers in venture capital. The program is funded by SVB and powered by the Black Venture Capital Consortium. It connects talented emerging professionals with distinguished VC firms, where they will serve in entry-level investment roles. Fellowships are a one- to two- year commitment and participants are salaried and receive benefits or a stipend to offset the cost of benefits. To date, we’ve placed 11 fellows at VC client firms and plan to expand the cohort size going forward.
•Ecosystem Transformation: We are aware of the larger societal and economic plights affecting Black, Latinx and women entrepreneurs. Accordingly, we have worked to build inclusive practices into our client servicing and to promote greater dimensions of diversity that reflect the markets we strive to serve. For example, we have committed to the use of diversity riders to standard term sheets to bring in underrepresented groups (including Black, Latinx, women and LGBTQ+) as co-investors on deals (in partnership with Act One Ventures and other leading VC firms), as well as #MeToo morality clauses in investment documents (as part of our investment in Hello Alice, a national platform that supports small businesses and “New Majority” entrepreneurs) to help build a more equitable and just innovation economy for future generations. We also collaborate with our partners in the innovation ecosystem. Among many examples of our ecosystem partnerships — we are a founding sponsor of LatinX VC, an organization focused on increasing Latinx representation in the venture capital industry; a founding partner of Venture Forward, a non-profit arm of the National Venture Capital Association founded to promote a strong and inclusive investor community; and a sponsor of the AfroTech Conference, the largest annual Black tech conference, connecting a global community of 20,000+ Black tech innovators.
We will continue to hold ourselves accountable through stakeholder engagement and board-level oversight and remain committed to transparency and enhanced public disclosures regarding our internal and external DEI initiatives. Our DEI efforts are overseen by both (for our external activities) the Governance/CR Committee and (for our internal activities) the Comp/HC Committee.

The current equity audit and what comes next
In September 2022, we announced that we would conduct our own Equity Audit. Its intended purpose is to measure the impact of SVB’s Access to Innovation platform since inception and to set a baseline by which we can measure progress in the future. Our aim is to uncover gaps and best practices that will enable us to formulate values-based, action plans to address equity disparities in opportunities and outcomes among underrepresented founders and entrepreneurs. The audit is being conducted by Paul, Weiss, Rifkind, Wharton, & Garrison LLP (“Paul, Weiss”). We plan to publish findings from the audit, and our response, in Q3 2023.

SVB 2023 PROXY STATEMENT	99

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
For more information about our DEI initiatives and our commitment to building a more equitable and sustainable future for all, see “—Environmental, Social and Governance (ESG)” and our DEI Overview, 2022 ESG Report and information about the Access to Innovation platform available on our website under “About Us—Living Our Values.”
Our Board of Directors recommends that stockholders vote “AGAINST” the stockholder proposal regarding a racial equity audit.

100	SVB 2023 PROXY STATEMENT

Meeting and Other Information
Information About Voting and Proxy Solicitation
Voting
Holders of our Common Stock are entitled to one vote for each share held on all matters covered by this Proxy Statement.
Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Annual Meeting. You may vote by granting a Proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the internet and by mail are on your Proxy Card and in the “Notice Regarding the Availability of Proxy Materials” mailed to stockholders of record (for further information, please refer to the “Delivery of Proxy Materials” section below).
If you hold shares in your name and you sign and return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters set forth in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.
If you hold your shares through a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you must follow the instructions included with your materials and instruct your broker, bank or other nominee on how to vote your shares. For matters where you have provided specific voting instructions, the shares you hold in street name will be voted as you have instructed. However, if you do not provide instructions on how to vote, your broker or other nominee will have discretionary authority to vote your shares only with respect to “routine” matters. See “Quorum; Abstentions; Broker Non-Votes” below.
Quorum; Abstentions; Broker Non-Votes
A quorum is required for the transaction of business at the Annual Meeting. A quorum exists if the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date are present at the Annual Meeting or represented by proxies.
Abstentions are treated as being present at the Annual Meeting for purposes of establishing a quorum and are treated as shares present at the Annual Meeting with respect to such matter, but will not be counted as votes cast. See “Voting Required” below for more detail on the effect of abstentions with respect to each of the matters set forth in this Proxy Statement.
Broker non-votes occur on a matter when a broker, bank or other nominee is not permitted to vote on that matter without instructions from the beneficial owner and the beneficial owner does not give instructions. Without such voting instructions, for example, your broker or other nominee cannot vote your shares on “non-routine” matters such as the election of directors, the advisory vote on Say on Pay, the advisory vote on Say on Pay frequency, and the approval of the Amended and Restated Articles of Incorporation. Your broker or other nominee may, however, have discretion to vote your shares on “routine” matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our 2023 fiscal year. Broker non-votes are treated as being present at the Annual Meeting for purposes of establishing a quorum and are treated as shares present at the Annual Meeting with respect to such matter, but will not be counted as votes cast.

SVB 2023 PROXY STATEMENT	101

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Voting Required
The vote required for each proposal and the effect of uninstructed shares and abstentions on each proposal is as follows:

Proposals		Vote Required	Broker Discretionary Voting Allowed	Abstentions	You May Vote

01	Election of 12 directors	Majority of Votes Cast	No	No Effect	FOR or AGAINST
02	Approval of Second Amended and Restated Certificate of Incorporation	Majority of Outstanding Common Stock Entitled to Vote	No	Vote Against	FOR, AGAINST or ABSTAIN
03	Advisory vote on executive compensation	Majority of Votes Present and Entitled to Vote	No	Vote Against	FOR, AGAINST or ABSTAIN
04	Advisory vote on frequency of future Say on Pay votes	Most Votes Cast	No	No Effect	1, 2 or 3 YEARS or ABSTAIN
05	Approval of Amended and Restated 2006 Equity Incentive Plan	Majority of Votes Present and Entitled to Vote	No	Vote Against	FOR, AGAINST or ABSTAIN
06	Ratification of KPMG LLP as auditors for 2023	Majority of Votes Present and Entitled to Vote	Yes	Vote Against	FOR, AGAINST or ABSTAIN
07	Stockholder proposal	Majority of Votes Present and Entitled to Vote	No	Vote Against	FOR, AGAINST or ABSTAIN

Additional Voting Information about Election of Directors – Proposal No. 1
Majority Vote Standard
Our Bylaws provide for a majority voting standard for director elections. Under this standard, our directors will be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares “against” such nominee) in uncontested director elections. In contested elections (where the number of nominees to serve as directors exceeds the number of directors to be elected), directors will be elected by a plurality of the votes cast (meaning the nominees with the greatest number of shares voted “for” will be elected).
Election of directors at the Annual Meeting will be subject to the majority vote standard, which means all twelve (12) nominees will be elected if they receive a majority of the votes cast. Under our director resignation policy, if a director nominee does not receive a majority vote in an uncontested election (or a plurality of the votes cast in a contested election), he or she shall promptly offer his or her resignation to the Board for consideration. The Governance Committee will act within ninety (90) days after certification of the stockholder vote to determine whether to accept the director’s resignation, and thereafter submit its recommendation to the Board for consideration at the Board’s next scheduled meeting, unless failure to act sooner would cause the Company to not comply with any applicable NASDAQ or SEC requirement, in which case the Governance Committee shall take action as promptly as practicable. Any director whose resignation is under consideration will abstain from participating in any decision or deliberation regarding that resignation. We will disclose any decision made by the Board with respect to any tendered resignation.
If any of the nominees unexpectedly declines or becomes unable to act as a director, the Board may reduce the size of the Board, designate a substitute nominee or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director

102	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
candidate will be cast for the substituted candidate. As of the date of this Proxy Statement, the Board has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to, or in lieu of, those listed herein. Our directors serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.
Additional Voting Information about Approval of Second Amended and Restated Certificate of Incorporation – Proposal No. 2
Majority of Outstanding Common Stock Entitled to Vote
Under Delaware law, an amendment to our certificate of incorporation must be approved by a majority of the outstanding Common Stock entitled to vote on the amendment. Therefore, in order for the Amended and Restated Articles of Incorporation to be approved and adopted, votes “for” Proposal No. 2 must exceed 50% of the shares of Common Stock issued and outstanding. Under this standard, abstentions will have the same effect as votes against Proposal No. 2.
Additional Voting Information about Proposals No. 3, 5, 6 and 7
Majority of Shares Present and Entitled to Vote
Approval of Proposals No. 3, 5, 6 and 7 requires the affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote on the matter. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved. Under this standard, abstentions will have the same effect as votes against Proposals No. 3, 5, 6 and 7.
Additional Voting Information about Say on Pay Frequency — Proposal No. 4
Most Votes Cast
The Dodd-Frank Wall Street Reform and Consumer Protection Act provides stockholders with the opportunity to vote on how frequently we should seek an advisory vote on Say on Pay. We ask our stockholders to indicate their preferred Say on Pay voting frequency by choosing the option of an annual advisory vote (every year), a biennial advisory vote (every two years) or a triennial advisory vote (every three years). Although the Board is not bound by any votes on this proposal, it will consider the option receiving the greatest number of votes cast as the frequency recommended by our stockholders. The Board will consider our stockholders’ recommendation when deciding how frequently to submit an advisory “Say on Pay” proposal for stockholder approval. Abstentions will have no effect on this proposal.
Revocability of Proxies
Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its use. A Proxy is revocable prior to the Annual Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to our Corporate Secretary. A Proxy is also automatically revoked if the stockholder is present at the Annual Meeting and votes in person.
Solicitation
This solicitation of Proxies is made by, and on behalf of, our Board. We will bear the entire cost of preparing, assembling, printing, mailing and otherwise making available Proxy materials furnished by the Board to stockholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of our Common Stock, as requested. In addition to the solicitation of Proxies by mail, some of our officers, directors and employees may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which we will bear.
Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted:
•“FOR” each of our nominees to the Board of Directors,
•"FOR" approval of our Second Amended and Restated Certificate of Incorporation,

SVB 2023 PROXY STATEMENT	103

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
•“FOR” approval, on an advisory basis, of our executive compensation (“Say on Pay”),
•To approve, on an advisory basis, an ANNUAL frequency of future Say on Pay votes,
•"FOR" approval of our Amended and Restated 2006 Equity Incentive Plan,
•“FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023,
•“AGAINST” approval of the stockholder proposal; and
•At the proxy holders’ discretion on such other matters, if any, as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).
Delivery of Proxy Materials
In accordance with the rules adopted by the SEC, commonly referred to as “Notice and Access,” we have decided to provide access to our Proxy materials over the internet instead of mailing a printed copy of the materials to every stockholder. We believe this helps to promote more cost-effective and efficient delivery of our Proxy materials to stockholders while reducing our environmental impact. As a result, you will not receive printed copies of the Proxy materials unless you request them. Instead, a Notice Regarding the Availability of Proxy Materials (the “Notice”) was mailed to stockholders of record (other than stockholders who previously requested electronic or paper delivery of proxy materials) on or about March [ ], 2023. The Notice explains the process to access and review the information contained in the Proxy materials and how to vote proxies over the internet. In addition, the Notice will provide you the option to instruct us to send our future Proxy materials to you electronically by email. You may also access the Proxy materials on the website referred to in the Notice or request to receive a printed set of the Proxy materials.
If you will receive printed copies of the Proxy materials, you may receive more than one set of materials, including multiple copies of this Proxy Statement and multiple Proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please follow the instructions on your Proxy Card(s) and vote accordingly.
How to Obtain a Separate Set of Proxy Materials
You may request to receive Proxy materials in printed form by mail or electronically by email on an ongoing basis. If you sign up to receive Proxy materials electronically, you will receive an email with links to the materials. If you choose to receive future Proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy-voting site. Your election to receive Proxy materials by email will remain in effect until you terminate it.
If you share an address with another stockholder, you may receive only one set of Proxy materials (including our Annual Report on Form 10-K for the year ended December 31, 2022, Proxy Statement or Notice, as applicable) unless you have provided contrary instructions. If you wish to receive a separate set of Proxy materials now or in the future, you may write or call us to request a separate copy of these materials (which we will promptly deliver) from:
SVB Financial Group
3003 Tasman Drive
Santa Clara, California 95054
Attention: Corporate Secretary
Telephone: (408) 654-7400
Email: CorporateSecretary@svb.com

104	SVB 2023 PROXY STATEMENT

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
Similarly, if you share an address with another stockholder and have received multiple copies of our Proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.
Stockholder Proposals and Director Nominations
Stockholder Proposals
Requirements for Inclusion in Our Proxy Statement
For a stockholder proposal to be considered for inclusion in our Proxy Statement for the annual meeting next year pursuant to Exchange Act Rule 14a-8, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than [ ], 2023. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Company’s Proxy Statement is instead a reasonable time before SVB Financial Group begins to print and mail its Proxy materials for the 2024 annual meeting. Such proposals will need to comply with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in the Company's proxy materials. Proposals should be addressed to:
Corporate Secretary
SVB Financial Group
3003 Tasman Drive
Santa Clara, California 95054
Email: CorporateSecretary@svb.com
Requirements if Not to Be Included in Our Proxy Statement
For a stockholder proposal that is submitted for presentation directly at the 2024 annual meeting but not intended to be included in our Proxy Statement under Rule 14a-8, the stockholder must give timely notice to our Corporate Secretary and otherwise comply with the requirements under our Bylaws. In general, our Bylaws require that the notice be received by our Corporate Secretary:
•Not earlier than the close of business on December 29, 2023, and
•Not later than the close of business on January 28, 2024.
However, if the date of the stockholder meeting is moved more than 30 days before or 60 days after the first anniversary of our 2023 annual meeting, then notice of such a stockholder proposal must be received no earlier than the close of business on the 120th day prior to the 2024 annual meeting and no later than the close of business on the later of the following two dates:
•the 90th day prior to the 2024 annual meeting, and
•the 10th day after the Company's first public announcement of the 2024 annual meeting date.
Nomination of Director Candidates
You may propose director candidates for consideration by the Board’s Governance/CR Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive offices set forth above.
Requirements for Inclusion in Our Proxy Statement
Our Bylaws permit a stockholder, or a group of up to twenty stockholders, owning three percent or more of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s annual proxy materials director nominees constituting the greater of two nominees and twenty percent of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, including providing a nomination notice that includes all of the

SVB 2023 PROXY STATEMENT	105

PROXY SUMMARY	BOD & CORPORATE GOVERNANCE	EXECUTIVE OFFICERS & COMPENSATION	SECURITY OWNERSHIP	INDEPENDENT AUDITOR MATTERS	OTHER PROPOSALS	MEETING & OTHER INFORMATION
information required by our Bylaws. In general, the nomination notice submitted pursuant to these proxy access bylaw provisions must be submitted to our Corporate Secretary at our principal executive offices:
•Not earlier than October [ ], 2023, and
•Not later than November [ ], 2023.
However, if the date of next year’s annual meeting is moved more than 30 days before or after the first anniversary of our 2023 annual meeting, then the submission deadline is the later of the following two dates:
•the 180th day prior to the date of the 2024 annual meeting, and
•the 10th day following the Company's first public announcement of the 2024 annual meeting date.
Requirements if Not to Be Included in Our Proxy Statement
Our Bylaws permit stockholders to nominate directors for election at an annual stockholder meeting without having been included in our Proxy Statement. To make such a nomination, the stockholder must deliver a notice of intent to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” with respect to a stockholder proposal that is submitted for presentation directly at the 2024 annual meeting but not intended to be included in our Proxy Statement under Rule 14a-8. The stockholder and nominee must also provide information in the notice of intent and satisfy the other requirements specified in our Bylaws. In addition to satisfying all of the requirements under our Bylaws, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. Please note that the advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.
Company Documents and Other Matters
2022 Annual Report and Bylaws
Stockholders who wish to obtain, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, should address a written request to Attention: Corporate Secretary, SVB Financial Group, 3003 Tasman Drive, Santa Clara, California 95054 (email: CorporateSecretary@svb.com). The report is also available electronically at www.svb.com/proxy.
A copy of our Bylaws may also be obtained by contacting the Corporate Secretary at the address above, should stockholders wish to review the relevant provisions regarding the requirements for making stockholder proposals, nominating director candidates, or other provisions. Our Bylaws are also available through the SEC’s website at www.sec.gov.
Other Matters
The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

106	SVB 2023 PROXY STATEMENT

APPENDIX A
APPENDIX A
Second Amended and Restated Certificate of Incorporation of SVB Financial Group
SVB Financial Group, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The present name of the Corporation is SVB Financial Group. The name under which the Corporation originally incorporated was Silicon Valley Bancshares, Inc., and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 22, 1999. The Corporation then filed a Certificate of Merger with the Secretary of State of the State of Delaware on April 23, 1999, pursuant to which the Corporation merged with Silicon Valley Bancshares, a California corporation, in accordance with Section 252 of the Delaware General Corporation, and the name of the merged corporation was Silicon Valley Bancshares. The Corporation ~~also~~ filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 25, 2005 and changed its name from Silicon Valley Bancshares to SVB Financial Group. The Corporation also filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 25, 2019.

2. This Second Amended and Restated Certificate of Incorporation was duly adopted by the Corporation’s Board of Directors and stockholders in accordance with Sections 242 and 245 of the Delaware General Corporation Law. This Second Amended and ~~The~~Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

3. The text of the Certificate of Corporation as heretofore amended is hereby further amended and restated in its entirety, to read in its entirely as follows:

FIRST: The name of this corporation is SVB FINANCIAL GROUP (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the registered agent of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange, Street in the City of Wilmington, County of New Castle.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 170,000,000, consisting of 150,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”), and 20,000,000 shares of Preferred Stock, $.001 par value per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series, or any of them, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

SVB 2023 PROXY STATEMENT	A-1

APPENDIX A
FIFTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by the Board of Directors or in the manner provided in the bylaws of the Corporation (the “Bylaws”). In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(a) to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation~~corporation~~ in addition to the powers and authorities expressly, conferred upon them by statute;

(b) from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its stockholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

(c) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

(d) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provision of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

SIXTH: Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation or by any consent in writing by such stockholders, provided that all other requirements of applicable law and the Bylaws have been satisfied.

SEVENTH: Each director shall serve until his or her successor is elected and qualified or until his or her death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

EIGHTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

NINTH: To the fullest extent permitted by the Delaware General Corporation Law, a~~A~~ director or officer of the Corporation shall not be personally liable to the Corporation~~corporation~~ or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for liability of (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) a director or officer for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a director under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, ~~or~~ (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit, or (v) an officer in any action by or in the right of the Corporation. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article Tenth shall apply to or have an effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omission of such director or officer occurring prior to such amendment or repeal.

A-2	SVB 2023 PROXY STATEMENT

APPENDIX A

TENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.

ELEVENTH: The Corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.

4. The amendments to the Corporation’s Amended and Restated Certificate of Incorporation, as amended to date, which are incorporated in this Second Amended and Restated Certificate of Incorporation have been duly adopted by the Corporation’s Board of Directors in accordance with Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation at the Corporation’s annual meeting of stockholders held on , 2023~~April 25, 2019~~, in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of the Company as amended to date, has been duly executed and attested by the Secretary this , 2023~~April 25, 2019~~.

SVB FINANCIAL GROUP

By:
Name: Greg Becker
Title: President and Chief Executive Officer
Attest:

By:
Michael Zuckert
Secretary

SVB 2023 PROXY STATEMENT	A-3

APPENDIX B
APPENDIX B
SVB Financial Group 2006 Equity Incentive Plan

Proposed Amended and Restated Effective as of April 27, 2023

1.Purposes of the Plan. The purposes of this Plan are:

•to attract and retain the best available personnel for positions of substantial responsibility,
•to provide incentives to individuals who perform services for the Company or any of its Affiliates,
•to align with stockholder interests, and
•to promote the success of the business of the Company and its Affiliates.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.Definitions. As used herein, the following definitions will apply:

(a)“Administrator” means the Board or any of its Committees, including its Compensation Committee, as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)“Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body, including under the authority of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e)“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)“Board” means the Board of Directors of the Company.

(g)“Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Cause,” as defined in any employment or consulting agreement between the Participant and the Company or any of its Affiliates; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein):

B-1	SVB 2023 PROXY STATEMENT

APPENDIX B

(i)An act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company or any of its Affiliates; or

(ii)A deliberate disregard of the rules of the Company or any of its Affiliates which results in loss, damage or injury to the Company or any of its Affiliates; or

(iii)Any unauthorized disclosure of any of the secrets or confidential information of the Company or any of its Affiliates; or

(iv)Inducing any client or customer of the Company or any of its Affiliates to break any contract with the Company or any of its Affiliates, or inducing any principal for whom the Company or any of its Affiliates acts as agent to terminate such agency relations; or

(v)Engagement in any conduct which constitutes unfair competition with the Company or any of its Affiliates;

(vi)Any act which results in the Participant being removed from any office of the Company or any of its Affiliates by any bank regulatory agency;

(vii)Engagement in conduct in connection with the Participant’s employment or service with the Company or any of its Affiliates, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any of its Affiliates

(viii)Willful neglect in the performance of the Participant’s duties for the Company or any of its Affiliates or willful or repeated failure or refusal to perform such duties;

(ix)Conviction of, or plea of guilty or no contest to, any felony or any other crime that reflects adversely on the Company or any of its Affiliates; or

(x)Material violation of the written policies of the Company or any of its Affiliates.

(h)“Change in Control” means the consummation of any of the following transactions:

(i)A merger or consolidation of Silicon Valley Bank (the “Bank”) or the Company with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities (“Voting Securities”) of the Bank or the Company (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Bank or the Company, or of such surviving entity, outstanding immediately after such merger or consolidation;

(ii)The filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Bank or the Company of all or substantially all of the Bank’s assets;

(iii)Any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or the Company, (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their beneficial ownership of stock

SVB 2023 PROXY STATEMENT	B-2

APPENDIX B
in the Company, or (C) the Company (with respect to the Company’s ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Bank or the Company representing fifty percent (50%) or more of the Voting Securities; or

(iv)Any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or the Company, (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Bank, or (C) the Company (with respect to the Company’s ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Bank or the Company representing twenty-five percent (25%) or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board occurs as a result of which sixty percent (60%) or fewer of the Directors are Incumbent Directors. For purposes of this definition, Incumbent Directors will mean Directors who either (A) are Directors as of the date hereof, (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors who are Incumbent Directors described in (A) above at the time of such election or nomination, or (C) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors who are Incumbent Directors described in (A) or (B) above at the time of such election or nomination. Notwithstanding the foregoing, “Incumbent Directors” will not include an individual whose election or nomination to the Board occurs in order to provide representation for a person or group of related persons who have initiated or encouraged an actual or threatened proxy contest relating to the election of Directors.

(i)“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k)“Common Stock” means the common stock of the Company.

(l)“Company” means SVB Financial Group, a Delaware corporation, or any successor thereto.

(m)“Consultant” means any natural person, including an advisor, engaged by the Company or its Affiliates to render bona fide services to such entity, provided the services: (i) are not in connection with the oﬀer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(n)“Director” means a member of the Board.

(o)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non- discriminatory standards adopted by the Administrator from time to time.

(p)“Employee” means any person, including Officers and Directors, providing services as an employee to the Company or its Affiliates. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

B-3	SVB 2023 PROXY STATEMENT

APPENDIX B

(r)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and diﬀerent terms), awards of a diﬀerent type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator may not implement an Exchange Program.

(s)“Fair Market Value” means, as of any date, the value of Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined by the Administrator in good faith.

(t)“Fiscal Year” means the fiscal year of the Company.

(u)“Full Value Award” means an Award granted with an exercise price, if any, less than the Fair Market Value on the date of grant of such Award and generally will be in the form of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

(v)“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)“Option” means a stock option granted pursuant to the Plan.

(z)“Outside Director” means a Director who is not an Employee.

(aa)“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance objectives or other vesting criteria as the Administrator may determine pursuant to Section 11.

(ee) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance objectives or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.

SVB 2023 PROXY STATEMENT	B-4

APPENDIX B
(ff) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(gg) “Plan” means this 2006 Equity Incentive Plan, as amended or restated from time to time.

(hh) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 9 of the Plan, or issued pursuant to the early exercise of an Option.

(ii) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 10. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(jj) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in eﬀect when discretion is being exercised with respect to the Plan.

(kk) “Section 16(b)” means Section 16(b) of the U.S. Exchange Act.

(ll) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(mm) “Service Provider” means an Employee, Director or Consultant.

(nn) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(oo) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a Stock Appreciation Right.

(pp) “Subsidiary” means a “subsidiary corporation” of the Company whether now or hereafter existing, as defined in Section 424(f) of the Code.

(qq) “Substitute Award” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.

(rr) “Successor Corporation” has the meaning given to such term in Section 15(c) of the Plan.

3.Stock Subject to the Plan.

(a)Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 13,528,505 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)Full Value Awards. Any Shares subject to Full Value Awards will be counted against the numerical limits of this Section 3 as two Shares for every one Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), two times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

B-5	SVB 2023 PROXY STATEMENT

APPENDIX B
(c)Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) will cease to be available under the Plan. However, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award will not become available for future grant or sale under the Plan. Shares used to satisfy the tax withholding obligations related to an Award (other than an Option or Stock Appreciation Right) will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d)Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the maximum aggregate number of Shares available for issuance under the Plan pursuant to Section 3(a), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or any of its Subsidiaries or with which the Company or any Subsidiary combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available for issuance under the Plan pursuant to Section 3(a).

4.Administration of the Plan.

(a)Procedure.

(i)Multiple Administrative Bodies. Diﬀerent Committees with respect to diﬀerent groups of Service Providers may administer the Plan.

(ii)Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)Other Administration. To the extent permitted by Applicable Law (including under Sections 152 and 157(c) of the Delaware General Corporation Law, as applicable), the Board or any Committee may delegate to one or a person or body of Officers or managers of the Company or Affiliates (collectively, the “Delegates”) the authority to do one or both of the following: (i) designate Service Providers who are not Officers to be recipients of Awards, as well as designate the terms thereof, in each case to the extent permitted by Applicable Law, (ii) determine the number of Shares subject to such Awards granted to such Service Provider, and (iii) other terms and conditions of such Award as permitted by Applicable Law; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of Shares

SVB 2023 PROXY STATEMENT	B-6

APPENDIX B
that may be subject to the Awards granted by such Delegates and that such Delegates may not grant an Award to himself or herself; provided, further, that, any such delegation shall be subject to the limitations set forth in Sections 152 and 157(c) of the Delaware General Corporation Law, as applicable. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Administrator, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to a Delegate who is acting not acting as a Director the authority to determine the Fair Market Value. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(iv)to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(v) to prescribe, amend and rescind rules and regulations relating to the Plan, including the adoption of such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Service Providers who are non-U.S. nationals or employed outside the U.S;

(vi)to modify or amend each Award (subject to Section 6(c) and 21(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards;

(vii)to authorize any person to execute on behalf of the Company any instrument required to eﬀect the grant of an Award previously granted by the Administrator;

(viii)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(ix)to make all other determinations deemed necessary or advisable for administering the Plan.

(c)Eﬀect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary.

6.Limitations.

B-7	SVB 2023 PROXY STATEMENT

APPENDIX B

(a)Incentive Stock Options

(i)$100,000 Limitation. Notwithstanding any designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii)Maximum Option Term. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(iii)Option Exercise Price. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option that is a Substitute Award, the exercise price per Share of the Shares subject to such Incentive Stock Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

(b)Share Limitations. Subject to Section 15, the following limitations shall apply to Awards under the Plan: during any Fiscal Year, no Employee will be granted: (i) Options to purchase more than 250,000 Shares; (ii) Stock Appreciation Rights covering more than 250,000 Shares; (iii) more than an aggregate of 125,000 Shares of Restricted Stock; (iv) more than an aggregate of 125,000 Restricted Stock Units; and (v) Performance Units having an initial value greater than $4,000,000, and more than 125,000 Performance Shares.

(c)Exchange Program. The Administrator may not institute an Exchange Program.

(d)Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, Awards covering Shares having an initial value greater than $500,000. Awards granted to an individual while he or she was an Employee or Consultant, but not an Outside Director, shall not count for purposes of these limitations. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(e)Limitations on Vesting and Acceleration.

(i)Vesting of Awards. With respect to Awards granted to Employees or Consultants, and except as otherwise provided in Section 15(c), no Award granted hereunder shall vest and become exercisable prior to the one (1) year anniversary of the date of grant (or, if applicable, the date an Employee or Consultant begins his or her employment or service with the Company or any of its Affiliates). Notwithstanding the foregoing sentence and subject to Section 6(e)(iii), the Administrator, in its sole discretion, may provide, at the time of or following the date of grant, for accelerated vesting of an Award.

(ii)Vesting of Awards Granted to Directors. Awards that are granted on an annual basis to Directors following the Company’s Annual Meeting of Stockholders, shall become fully vested no earlier than the last day of the Director’s then current annual term of service as a member of the Board. Notwithstanding the foregoing, Awards granted pursuant to the 5%

SVB 2023 PROXY STATEMENT	B-8

APPENDIX B
Limit or Awards that accelerate in connection with a Change in Control or upon or in connection with a Director’s termination of service due to death, Disability or retirement are not subject to the vesting provisions contained in this Section 6(e)(ii).

(iii)Generally. Awards that result in issuing up to 5% of the maximum aggregate number of Shares authorized for issuance under the Plan (the “5% Limit”) may be granted to any one or more Service Providers without respect to any minimum vesting provisions included in the Plan. Further, all Awards that have their vesting discretionarily accelerated by the Administrator are subject to the 5% Limit, other than upon or in connection with a Change in Control or upon or in connection with a Participant’s termination of service due to death, Disability or retirement. Notwithstanding the foregoing, the Administrator may, in its discretion, accelerate the vesting of Awards such that the Plan minimum vesting requirements still must be met, without such vesting acceleration counting toward the 5% Limit. The 5% Limit shall be considered as one aggregate limit applying to the granting of Awards to Service Providers without respect to Plan minimum vesting requirements and to the discretionary vesting acceleration of Awards.

(iv)Dividend Payments. Dividends and other distributions payable with respect to Awards will not vest or be paid before the Award or Shares underlying the Award vest.

7.Stock Options.

(a)Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(b)Number of Shares. Subject to the limitations contained in Section 6, the Administrator will have complete discretion to determine the number of Shares subject to Options granted to any Participant.

(c)Term of Option. The Administrator will determine the term of each Option in its sole discretion. Any Option granted under the Plan will not be exercisable after the expiration of seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(d)Option Exercise Price and Consideration.

(i)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant, subject to the provisions of Section 6. Notwithstanding the foregoing provisions of this Section 7(d), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and, in the case of an Option that is a Substitute Award, the exercise price per Share of the Shares subject to such Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

(ii)Waiting Period and Exercise Dates. Subject to the terms and conditions of the Plan, at the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

B-9	SVB 2023 PROXY STATEMENT

APPENDIX B
(e)Exercise of Option.

(i)Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

(ii)Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination for Cause or as the result of the Participant’s death, Disability or retirement, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided, that the Administrator has permitted the designation of a beneficiary and such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been permitted by the Administrator or designated by the Participant or if any permitted beneficiary designation is determined by the Administrator to be invalid, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)Retirement of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s retirement, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement and, unless otherwise provided by the Administrator, to the extent the Option is vested on the date of termination (but in no event later

SVB 2023 PROXY STATEMENT	B-10

APPENDIX B
than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vi)Termination for Cause. If a Participant’s status as a Service Provider is terminated for Cause, then the Option will immediately terminate, and the Shares covered by such Option will revert to and again become available for issuance under the Plan.

(vii)Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 15(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 15(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

8.Stock Appreciation Rights.

(a)Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)Number of Shares. Subject to the limitations contained in Section 6, the Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c)Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the exercise price per Share of the Shares subject to such Stock Appreciation Right may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

(d)Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)Expiration of Stock Appreciation Rights. The Administrator will determine the term of each Stock Appreciation Right in its sole discretion. Any Stock Appreciation Right granted under the Plan will not be exercisable after the expiration of seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(e) also will apply to Stock Appreciation Rights.

B-11	SVB 2023 PROXY STATEMENT

APPENDIX B
(f)Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)The diﬀerence between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

9.Restricted Stock.

(a)Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)Restricted Stock Agreement. Subject to the limitations contained in Section 6, each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)Transferability. Except as provided in this Section 9, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)Removal of Restrictions. Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. Subject to the terms and conditions of the Plan, the restrictions will lapse at a rate determined by the Administrator and subject to the vesting limitations contained in Section 6, the Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)Dividends and Other Distributions. During the Period of Restriction, and subject to the limitations contained in Section 6, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

10.Restricted Stock Units.

SVB 2023 PROXY STATEMENT	B-12

APPENDIX B

(a)Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Such to the limitations contained in Section 6, each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 10(d), may be left to the discretion of the Administrator.

(b)Vesting Criteria and Other Terms. Subject to the terms and conditions of the Plan, the Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. Subject to the vesting limitations contained in Section 6, after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

11.Performance Units and Performance Shares.

(a)Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to the limitations contained in Section 6, the Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b)Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)Performance Objectives and Other Terms. Subject to the terms and conditions of the Plan, the Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

B-13	SVB 2023 PROXY STATEMENT

APPENDIX B

(d)Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Subject to the vesting limitations contained in Section 6, after the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

12.Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code.

13.Leaves of Absence; Transfers. Unless the Administrator provides otherwise and subject to Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant who is an Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company of the Affiliate employing the Participant, subject to the immediately preceding sentence, or (ii) transfers between locations of the Company or between the Company and its Affiliates.

For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.Adjustments; Dissolution or Liquidation; Merger or Change in Control.

SVB 2023 PROXY STATEMENT	B-14

APPENDIX B
(a)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-oﬀ, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company aﬀecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3 and 6.

(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the eﬀective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)Change in Control.

(i)In the event of a merger of the Company with or into another company or Change in Control (subject to Section 15(c)(ii) and any vesting acceleration provisions in an Award or other agreement), outstanding Awards will be treated in the manner provided in the agreement relating to the Change in Control (including as the same may be amended), including, without limitation:

1.the continuation of the outstanding Award by the Company, if the Company is a surviving corporation;

2.the assumption of the outstanding Awards, or substitution of equivalent Awards, by the acquiring or succeeding corporation (or an affiliate thereof) (the “Successor Corporation”) with appropriate adjustments as to the number and kind of shares and prices;

3.that outstanding Awards will vest and become exercisable (and for the avoidance of doubt, notwithstanding the vesting limitations in Section 6), realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the eﬀectiveness of such merger or Change in Control;

4.(A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or

5.any combination of the foregoing.

Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the Change in Control.

(ii)In the event that the Successor Corporation refuses to assume, continue or substitute for the Award (and for the avoidance of doubt, notwithstanding the vesting limitations in Section 6), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock

B-15	SVB 2023 PROXY STATEMENT

APPENDIX B
Units, Performance Shares and Performance Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption, continuation, or substitution in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit, Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the eﬀective date of the transaction (and if holders were oﬀered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid- out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reﬂect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A of the Code and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Section 409A of the Code, then any payment of an amount that is otherwise accelerated under this Section 15 will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

16.Tax Withholding.

(a)Withholding Requirements. The Company or any of its Affiliates shall have the authority and right to withhold from payroll and any other withholding arrangements described in Section 16(b) hereof or the applicable Award Agreement, or require a Participant to remit to the Company or any of its Affiliates, any sums required to satisfy any U.S. and/or non-U.S. federal, state, or local and/or tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting, payment or settlement of such Award, as applicable. Accordingly, the Company shall have no obligation to issue Shares subject to an Award, unless and until such obligations are satisfied.

(b)Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash (or cash equivalent), (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the amount required to be withheld or such other amount as the Administrator may determine if such amount would not

SVB 2023 PROXY STATEMENT	B-16

APPENDIX B
have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the amount required to be withheld or such other amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)Withholding Indemnification. In the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

17.No Eﬀect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company or any of its Affiliates to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18.Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.Term of Plan. Subject to Section 23 of the Plan, the Plan will become eﬀective upon its adoption by the Administrator. It will continue in eﬀect until April 24, 2029, unless terminated earlier under Section 20 of the Plan.

20.Amendment and Termination of the Plan.

(a)Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)Eﬀect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not aﬀect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.Conditions Upon Issuance of Shares.

(a)Legal Compliance. Shares will not be issued pursuant to the issuance, vesting, exercise or settlement of an Award unless the issuance, vesting exercise or settlement of such Award, and the issuance and delivery of such Shares, will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)Investment Representations. As a condition to the issuance, vesting, exercise or settlement of an Award, the Company may require the holder of such Award to represent and warrant at the time of any such issuance, vesting, exercise or

B-17	SVB 2023 PROXY STATEMENT

APPENDIX B
settlement that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.Inability to Obtain Authority. The Company will seek to obtain from each regulatory commission or agency, to the extent deemed to be necessary by the Company, having jurisdiction over the Plan, such authority as may be required to grant Awards and to issue and sell Shares upon exercise or vesting of the Awards; provided, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Shares issued or issuable pursuant to any such Award. However, upon advice by Company’s counsel or, if after reasonable efforts and at a reasonable cost, the Company determines it would be unreasonable or the Company will be unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Shares upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Shares pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

23.Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

24.Clawback Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan will be subject to the terms and conditions of any clawback policy adopted by the Company and as may be in eﬀect from time to time, which will survive the Participant’s termination as a Service Provider.

25.Governing Law. This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware applied without regard to conflict of law principles.

SVB 2023 PROXY STATEMENT	B-18